UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SEVEN ARTS ENTERTAINMENT INC.
(Name of Registrant as Specified in Charter)

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SEVEN ARTS ENTERTAINMENT INC.
_____________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 7, 2012
_____________________________

To the Stockholders of Seven Arts Entertainment Inc.:

Notice is hereby given that a special meeting of the stockholders of Seven Arts Entertainment Inc. (“Company”) will be held on September 7 , 2012 at 9:00 a.m., local time, at Company’s principal offices at 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, for the following purposes:

1.
Amendment to Articles.  To approve an amendment to our Amended Articles of Incorporation to increase the number of shares of capital stock authorized for issuance from 50,000,000 shares to 250,000,000 shares.

2.
Issuance of Up To 200,000 Shares of Amended Series B Preferred Stock. To re-authorize the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock and to ratify the issuance of 180,000 shares of Series B Preferred Stock .

3.
Approval Of Revised 2012 Stock Incentive Plan. To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 5,000,000 to 20,000,000.

4.
Approval of Potential Issuance of Up To 50,000,000 Shares Of Our Common Stock Potentially Below the Greater Of The Common Stock’s Book Value or Market Value and Approval of Securities Purchase Agreements with JMJ Financial and Tonaquint, Inc . To authorize the Board of Directors to issue up to 50,000,000 shares of common stock at a price potentially below the greater of each share’s book value or market value on the date of issuance, and to ratify the Securities Purchase Agreement and related transactions between the Company and each of JMJ Financial and Tonaquint, Inc.

5.	Issuance Of Up To 125,125 Shares of Series A Preferred Stock. To authorize the Board of Directors to issue up issue 125,125 shares of Series A Preferred Stock and to ratify the issuance of 125,125 shares of Series A Preferred Stock.
6.	Other Business. To transact such other business as may properly come before the special meeting of stockholders or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our board of directors has fixed the close of business on July 26, 2012 as the record date for determining the stockholders entitled to notice of and to vote at this special meeting of stockholders and at any adjournment thereof.

We have decided to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery. Whether or not you expect to attend the special meeting of stockholders in person, it is important that your shares are represented. Please vote as soon as possible.

By Order of the Board,

By:	/s/ Peter M. Hoffman
Peter M. Hoffman
Chief Executive Officer
Los Angeles, California

August 22 , 2012

SEVEN ARTS ENTERTAINMENT INC.
8439 SUNSET BLVD., SUITE 402
WEST HOLLYWOOD, CA 90069
_____________________________

PROXY STATEMENT
_____________________________

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished to stockholders of Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), in connection with our solicitation of proxies for use in voting at our special meeting of stockholders (the “Special Meeting”) to be held on September 7, 2012 at 9:00 a.m., local time, at 8439 Sunset Blvd., Suite 402, West Hollywood, CA 90069 or at any adjournment thereof. The purposes of the Special Meeting and the matters to be acted upon are set forth in the accompanying Notice relating to the Special Meeting. Our board of directors (the “Board”) is not currently aware of any other matters that will come before the Special Meeting.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on a website referenced in the Notice or request to receive a printed set of the proxy materials. Instructions regarding how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice was mailed to stockholders, and the proxy materials were first given to stockholders via Internet access, on or about August __, 2012. On or before the time that the Notice was sent to stockholders, all materials identified in the Notice were publicly accessible, free of charge, at the website address specified in the Notice (http://www.Shareholdermaterial.com/SAPX) Such materials will remain available on that website for twelve months subsequent to the conclusion of the Special Meeting.

Our officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by us.

Voting and Proxy Revocability

If you are a stockholder of record, you may vote in person at the Special Meeting. We will give you a ballot when you arrive. If you are a record stockholder, but you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice. If you are a beneficial owner of shares held in street name, follow the voting instructions provided in the Notice and in any correspondence from the record stockholder.

You may revoke the authority granted by your execution and delivery of a proxy at any time before its effective exercise by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Special Meeting. If you deliver an executed proxy, and it is not subsequently revoked, your shares will be voted in the manner you direct on your proxy card. If no specifications are given, your shares will be voted in favor of Proposals No. 1 through No. 5 and in the discretion of the proxy holders as to any other matters that may properly come before the Special Meeting.

Record Date and Voting Rights
Only stockholders of record at the close of business on July 26, 2012 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. On July 26, 2012, there were 133,226,259 shares of our common stock outstanding, each of which is entitled to one vote on each of the matters to be presented at the Special Meeting. On July 26, 2012, there were outstanding 125,125 shares of our Series A Preferred Stock and 180,000 shares of our Series B Preferred Stock outstanding, which represent in total 44,341,667 votes on each of the matters to be presented at the Special Meeting if we were to assume conversion prices of $0.15 and $ $0.50 respectively, provided that the aggregate votes of holders of Series B Preferred Stock will not exceed 6,258,240 until approval of Proposal 2. No Holder of the Series B Preferred Stock will be entitled to vote with respect to ratification of Proposal No. 2, which affects holders of Series B Preferred Stock.
A third of the outstanding shares entitled to vote must be present in person or represented by proxy at the Special Meeting in order to have a quorum for transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees which are not voted on a particular matter because instructions have not been received from the beneficial owner. If there is a quorum:

●
Upon the approval of a majority of the votes of all shares outstanding, the amendment to our Amended Articles of Incorporation to increase the number of shares of capital stock authorized for issuance from 50,000,000 to 250,000,000 will be approved.

●
upon the approval of a majority of the votes cast, excluding the votes of any Series B Preferred Stock, the Board will be re- authorized to issue up to 200,000 shares of Amended Series B Preferred Stock, and the issuance of 180,000 shares of Series B Preferred Stock by the Board will be ratified.

●
upon approval of a majority of the votes cast, the Board will be authorized to amend the Company’s Revised 2012 Stock Incentive Plan to increase the number of common shares issuable from 5,000,000 to 20,000,000 shares.

●
upon approval of a majority of the votes cast, the Board will be authorized to issue up to 50,000,000 shares of common stock at a price potentially below the greater of the Company’s common stock book value and market value and the Securities Purchase Agreements with JMJ Financial and Tonaquint, Inc. will be ratified.

●
upon the approval of a majority of the votes cast, excluding the votes of any Series A Preferred Stock, the Board will be authorized to issue up to 125,125 shares of Series B Preferred Stock will be ratified.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the proposed reverse split of our common stock. Accordingly, we encourage you to vote promptly, even if you plan to attend the Special Meeting.

PROPOSAL NO. 1 – ADOPTION OF AMENDMENT TO AMENDED ARTICLES OF INCORPORAITON TO INCREASE AUTHHORIZED CAPITAL STOCK

Background.  Our Board is proposing for stockholder approval an amendment to our Amended Articles of Incorporation to increase the number of authorized shares of capital stock from 50,000,000 shares to 250,000,000.  As originally filed, our Articles of Incorporation authorized 50,000,000 shares of capital stock.  On March 25, 2012 at our 2012 Annual Meeting, our stockholders adopted an amendment to our then Amended Articles of Incorporation to increase the authorized shares of capital stock to 250,000,000.  On August 20, 2012, the Board approved a reduction in the authorized shares of capital stock of the Company to 50,000,000 as part of a reverse split of the Company’s shares of common stock, in addition to the authorization for a reverse split provided  by the stockholders at the 2012 Annual Meeting.  The Board authorized and the stockholder authorized  reverse split will be implemented prior to this Special Meeting.  Now the Board proposes that the authorized shares of capital stock of the Company be  increased back to 250,000,000 for the reasons discussed below.

Purpose of Amendment

The Board believes that it is advisable and in our best interests and those of our stockholders to have available additional authorized but unissued shares of common stock in order to maintain our flexibility to use such shares for business and/or financing purposes in the future.  The newly authorized shares of capital stock, if and when issued and designated as common shares, will have the same rights and privileges as the shares of common stock currently authorized, issued and outstanding.

•	Raising capital,
•	Expanding our business through acquisitions and other strategic transactions,
•	Paying stock dividends or effecting stock splits,
•	Providing equity incentives to employees, officers and directors, and
•	Other general corporate purposes.

Our current plans, agreements, arrangements, or understandings for the issuance of additional shares relate solely to (i) the shares of our common stock underlying the convertible securities disclosed in the Company’s prior filings on Form 10-Q with the Securities and Exchange Commission, and (ii) in respect of any transactions potentially contemplated by Proposal No. 4 in this Proxy Statement.

Like the currently authorized but unissued shares of our common stock, any additional shares of common stock authorized by this proposal would be available for issuance without further action by our stockholders, unless further action is required by law.  The authorization of additional shares of common stock will enable us, as the need may arise, to take advantage of market conditions and favourable opportunities without the delay and expense associated with the holding of a special meeting of our stockholders.

Possible Effects Of Increasing Our Authorized Capital Stock

The additional shares of capital stock, if issued and designated as common shares, would have the same rights and privileges as the shares of common stock currently authorized, issued, and outstanding.  Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

Although an increase in the authorized shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means.  In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Resolution Adopting the Proposed Amendment

The following resolution, which will be presented at the Annual Meeting, will adopt the proposed amendment to our Amended Articles of Incorporation to increase our authorized shares of capital stock.

RESOLVED, that Article III of the Articles of Incorporation, as amended, is hereby amended to read in its entirety as follows:

Article III

The aggregate number of shares which the corporation shall have the authority to issue is 250,000,000 shares of stock at $0.01 per value.

The proposed increase of the authorized shares of capital stock would become effective immediately upon the filing of the Share Increase Amendment with the office of the Secretary of State of the State of Nevada.  We expect to file the Share Increase Amendment with the Secretary of State of the State of Nevada promptly upon approval by our stockholders.  However, the Board reserves its right to elect to abandon the Share Increase Amendment if it determines, in its sole discretion, that this proposal is no longer in our best interests or those of our stockholders.

Our Board recommends a vote FOR approval of the amendment of our Amended Articles of Incorporation to increase the number of authorized shares of our capital stock from 50,000,000 shares to 250,000,000 shares.

PROPOSAL NO. 2 — RE-AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE UP TO 200,000 SHARES OF AMENDED SERIES B PREFERRED STOCK
AND RATIFY THE ISSUANCE OF180,000 SHARES OF SERIES B PREFERRED STOCK.

Background

At the Annual Meeting held on March 25, 2012 (“2012 Annual Meeting”), the Board of Directors sought approval from stockholders of the transaction with David Michery (as discussed in more detail below), which resulted in the issuance of 100,000 shares of the Company’s Series B preferred stock to Mr. Michery and the other individuals transferring ownership of certain music assets to the Company. The Board of Directors sought approval under the “Any Other Business” portion of the meeting. The stockholders granted such approval, both voting separately and voting with the votes of the holders of the “Series B preferred stock. ”

The Company failed to file with NASDAQ a copy of the Certificate of Designation of Rights and Preferences of the Series B Preferred Stock (“Certificate”) and the agreements for the issuance of 180,000 shares of Series B preferred stock at least 15 days prior to the issuance of such shares by the Company on February 23 , 2012. Upon review of the Certificate, in a letter dated July 3, 2012, NASDAQ determined that the Certificate violated NASDAQ Listing Rule 5640 in that: (1) the conversion price adjustment in Paragraph 6(H) of the Certificate could cause the conversion price to be reduced below the closing bid of the Company’s common stock immediately preceding the entering into of a binding agreement to issue any shares of Series B preferred stock, and (2) the right of the holder to vote as a class to elect two members of the Board of Directors of the Company did not take into account subsequent reductions in the holder’s “ownership position.”

The NASDAQ Staff also stated that they would not accept such stockholder approval at the 2012 Annual Meeting since (1) the requests for the approval and the terms of the Certificate were not included in the Company’s Proxy Statement and were approved as Other Business, and (2) the Series B stockholders were permitted to vote on such approval even though there were sufficient votes to approve the Certificate and the issuance of Series B preferred stock, without reference to the votes of any holder of Series B preferred stock, and without reference to any votes obtained by proxy (as well as assuming that all proxy votes opposed the motion).

NASDAQ Delist Letter

NASDAQ issued a letter dated July 30, 2012 stating its intension to delist the Company’s common stock by reason of the violation or alleged violation of NASDAQ rules for the following reasons:-

1. Violation of Stockholder Approval Rules. NASDAQ stated that the Company entered into a binding agreement with the stockholders of Big Jake Music (“BJM”) on September 29, 2011 for the purchase of BJM (“BJM Purchase Agreement”) under which the Company could potentially issue up to 7.1 million shares of the Company’s common stock on conversion of up to $5,000,000 of a new issue of the Company’s Series B preferred stock (“Series B Preferred”), which amounts on conversion would result in an issuance of 20% or more of the voting power of the Company outstanding common stock immediately prior to September 29, 2011, a purported violation of Listing Rule 5635(a)(1). Management believes that no binding agreement was entered into with the shareholders of BJM on September 29, 2011 or until February 23, 2012, since substantial closing conditions for such acquisition had not then been met and would never be met, which required substantial renegotiation of the material terms and conditions of the BJM Purchase Agreement with the shareholders of BJM. Until February 23, 2012, no Series B Preferred was authorized by the Board; no certificates of designation were filed with the State of Nevada; and no shares were issued to BJM’s shareholders or into the escrow; hence, no shareholders of BJM had any voting or ownership rights with respect to the Company’s common stock under Nevada law or otherwise until February 23, 2012. Notwithstanding the difference in opinion between the Company and the NASDAQ Staff concerning the effective date of the BJM Purchase Agreement (which date may be relevant for calculation of the above-referenced 20% voting power issue), the NASDAQ Staff stated that the Company violated its Rules because the conversion adjustment provisions of the Series B Preferred could result in the holders ultimately having more than 20% of the voting power or ownership rights with respect to the Company's common stock, as calculated in accordance with the Rules. The NASDAQ Staff also stated that the Company failed to respond to its requests for copies of the BJM Purchase Agreement.

NASDAQ also stated that the Company further violated Listing Rule 5635(a)(1) by acquiring certain music assets of David Michery (“Michery”) in a binding agreement on December 19, 2011 (“Michery Acquisition Agreement”) for up to $10,000,000 of Series B Preferred, which could result on conversion in the issuance of up to 9 million shares of the Company’s common stock, which would have been more than 20% of the voting power of the Company outstanding immediately prior to December 19, 2011. Management believes no binding agreement was entered into with Michery on December 19, 2011 or before February 23, 2012, since substantial closing conditions for such acquisition had not then been met and would never be met, which required substantial renegotiation of the material terms and conditions of the Michery Acquisition Agreement. Until February 23, 2012, no Series B Preferred was authorized by the Board; no certificate of designation was filed with the State of Nevada; and no shares were issued to Michery or to any person; hence, Michery did not have any voting or ownership rights with respect to the Company’s common stock under Nevada law or otherwise until February 23, 2012.

On February 23, 2012, the shareholders of BJM received $1,000,000 of Series B preferred stock with the balance of $7,000,000 of Series B Preferred to be placed in escrow with our counsel. Management believes it is unlikely that such escrowed Series B Preferred will be ever delivered to the shareholders of BJM, and has not authorized counsel to vote such shares. On February 22, 2012, the holders of Series B Preferred by reason of the sale of BJM would own on conversion of such Series B Preferred less than 20% of the common stock of the Company issued and outstanding on February 22, 2012, including conversion of Series A preferred stock.

Management determined to seek approval of the Michery Acquisition Agreement at the 2012 Annual Meeting as Other Business, which, it believed, eliminated any potential violation of Listing Rule 5635(1)(i). Such approval was obtained at the 2012 Annual Meeting by (i) the common shares physically present at the meeting, (ii) the common shares present at the meeting by proxy, and (iii) by Michery. NASDAQ objected to this stockholder approval because that specific matter was not disclosed in the Proxy Statement and because Michery voted his Series B Preferred shares in favor of the transaction (as permitted under Nevada law). Further, the Proxy Statement included requested approval of a proposal for any financing transactions approved by the Board, even at a below market or book value price, which could result in an issuance of 20% more of the voting rights or common stock to the issuee. This proposal was also adopted by the stockholders.

However, in light of NASDAQ’s concern that the terms of the Series B Preferred violate its Rules, the Company has (a) amended the Series B Preferred (“Revised Series B Preferred”) to remediate any such NASDAQ Listing Rule violations in respect of the Series B Preferred and (b) has called this Special Meeting to seek, among other purposes, the ratification of the Certificate of Designation of the Revised Series B Preferred and the approval of the issuance of up to 180,000 shares of Revised Series B Preferred pursuant to the BJM Purchase Agreement and Michery Acquisition Agreement, as discussed below.

2. Violating of Voting Rights Rules . NASDAQ stated that the terms of the Series B Preferred issued pursuant to the BJM Purchase Agreement and the Michery Acquisition Agreement violated Listing Rule 5640 because the conversion adjustment provisions of the Series B Preferred could result in the Series B Preferred voting on an as-if-converted basis based on a conversion price that could potentially be lower than $.25, the closing bid price on February 22, 2012. This possibility has been eliminated in the Revised Series B Preferred.

The NASDAQ Staff also stated that the terms of the Series B Preferred, which provided those holders with the right to elect two of our directors, violated Listing Rule 5640, as such right does not “step down” after conversion of Series B Preferred to a proportionate number of directors to the remaining unconverted shares of Series B Preferred. The Revised Series B Preferred eliminates any voting by the holders of Series B Preferred when less than 100,000 shares of Revised Series B Preferred remain outstanding..

3. Failure To Timely Submit Notification And Respond To Staff Requests . The NASDAQ Staff stated that the Company did not timely submit listing applications for the BJM Purchase Agreement and the Michery Acquisition Agreement and did not timely respond to Staff requests for information relating to share issuances. The BJM deal began when we were still a foreign private issuer .At the time we believed that no listing application was required for the BJM Purchase Agreement by reason of our status as a foreign issuer. We have now filed appropriate listing applications for the BJM Purchase Agreement and Michery Acquisition Agreement..

4. Company’s Financial Condition. In issues not heretofore raised with us, the NASDAQ Staff questioned whether we are able to operate our business, pay our employees and suppliers and otherwise meet our obligations as a public company, even though we have done so for the twenty years we and our predecessors have been in business, and have no going concern qualification in any accounting statement. We had provided NASDAQ a cash flow projection for 18 months which showed positive and substantial cash flow. The NASDAQ Staff cited our “extremely low stock price” as a concern. We acknowledge that many factors could result in a low trading price. Not withstanding, as noted in Proposal No. 1, the Board is seeking authorization to effect a reverse stock split if necessary to address the stock price issue. Further, the NASDAQ Staff cited our dispute with NASDAQ over the fee for the listing of additional shares which we contested for the reasons set forth above, but paid when our protests were unsuccessful. Lastly, NASDAQ cites our disclosure of the investigation of tax credits in New Orleans by the US Attorney’s Office, which tax credits have been re-audited and confirmed. No charges have been brought against any officer of the Company or any of its subsidiaries and none is pending. None of the foregoing in the opinion of management affects or will affect our on-going business.

Neither the Company nor any holder of Series B preferred stock intended that the Series B preferred stock would have voting rights that would exceed those of the common shareholders, as measured on the date of issuance of the Series B, at any point in time. However, to eliminate any doubt on the matter, the Company and the holders have agreed to amend the Certificate as set forth on the Correct Certificate of Designation of Series B Preferred Stock attached hereto as Annex B (“Amended Series B Preferred Stock”) to reflect the Company’s and such holders’ intent:

A.
That the Series B preferred stock shall not be entitled to vote on an as-if-converted into common shares basis at a conversion price of less than $.251 per common share (the closing bid price on February 22, 2012, the trading day immediately preceding the date of issuance of the Series B preferred stock). This limitation shall remain in effect so long as the Series B preferred stock remains outstanding and shall not be impacted by any vote of the stockholders to re-authorize the issuance of the Series B preferred stock or to ratify the Series B preferred stock currently outstanding

B.	To provide that the rights of the holders of Series B preferred stock to elect two directors of the Company will terminate if less than 100,000 shares of Series B preferred stock are outstanding.

C.
There will be no conversion of any shares of the Series B preferred stock until the earlier of September 30, 2012, or approval of the issuance of the Amended Series B Preferred Stock by the stockholders. If stockholder approval has not been obtained for the Series B preferred stock by September 30, 2012, then the holders of the Series B preferred stock shall have the right to convert the Series B preferred stock into 6,258,240 shares, which represents 19.99% of the total capital shares outstanding on February 22, 2012, which was the last trading day immediately prior to the execution of the binding, definitive agreement for the issuance of the 180,000 shares of Series B preferred stock currently outstanding, on a pro rata basis. Notwithstanding the foregoing, the holders of the Series B preferred stock are currently entitled to vote their shares on an as-if-converted basis up to 6,258,240, which represents 19.99% of the issued and outstanding capital stock on February 22, 2012, the last trading day immediately prior to the execution of the binding definitive agreement for the issuance of the Series B preferred stock, on a pro rata basis.

On filing of the Amended Series B Preferred Stock as shown on Annex B , the Certificate has no further force or effect and the rights of the holders shall be as set forth on Annex B .

Need for Stockholder Approval

The Company is amending the Certificate and seeking stockholder approval for the re-authorization of the Series B preferred stock and the ratification of the issuance of the Series B preferred stock currently outstanding in response to concerns that have been raised by NASDAQ regarding the Company’s compliance with the NASDAQ shareholder approval and voting rights rules, as set forth in NASDAQ Listing Rules 5635 and 5640, respectively, Notwithstanding, the Company is not able to provide any assurances that these actions will be accepted by NASDAQ or that the Company’s common shares will not be delisted from The NASDAQ Capital Market in the future.

Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 or other NASDAQ CM requirements.

Increased Dilution

If we assume a conversion price of $0.50 , we would have an additional approximately 36,000,000 shares of common stock outstanding if all the Amended Series B Preferred Stock is converted into common stock. You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect On Our Stock Price

If Proposal No. 2 receives the necessary approval and we are authorized to issue additional shares of our common stock upon the conversion of the Amended Series B Preferred Stock, all of those shares will become eligible for sale in the public markets, after expiration of the six-month holding period (from the initial issuance of the Series B Preferred Stock, or, under certain circumstances, the expiration of any relevant escrow period) required under Rule 144 of the Securities Act of 1933. These shares could become eligible for resale in the public markets earlier if we file a registration statement with the SEC covering the resale of the shares and such registration statement is declared effective. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to re-authorize the Board to issue of the Amended Series B Preferred Stock and to ratify the issuance 180,000 shares of Amended Series B Preferred Stock will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the Special Meeting and entitled to vote.

Resolution Granting Board Authority

The following resolution will be presented at the Special Meeting to grant authority to the Board to re-authorize the issuance of up to 200,000 shares of Amended Series B Preferred Stock and to ratify the issuance of 180,000 of Series B preferred stock currently outstanding.

RESOLVED, the Board of Directors of the Company shall have the authority to issue up to 200,000 shares of Amended Series B Preferred Stock and the issuance of the 180,000 shares of Series B Preferred Stock currently outstanding is hereby ratified.
____________________________

Our Board recommends a vote FOR the grant of authority to the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock and to ratify the issuance of 180,000 shares of Series B Preferred Stock .
____________________________

PROPOSAL NO. 3 – APPROVAL OF REVISED 2012 STOCK INCENTIVE PLAN

The Plan

Our Board of Directors unanimously approved the 2012 Stock Incentive Plan (the “2012 Plan”) on January 11, 2012, subject to stockholder approval at the 2012 Annual Meeting, which occurred on March 25, 2012. Our Board of Directors is requesting that our stockholders approve a revision to the 2012 plan because of its belief that an increase in the number of shares of common stock of the Company available under the Revised 2012 Plan is in the Company’s interest and that of our stockholders (“Revised 2012 Plan”). The following summary of certain features of the Revised 2012 Plan is qualified in its entirety by reference to the actual text of the Revised 2012 Plan, which is attached as Annex C to this Proxy Statement. If approved by the stockholders, the Compensation Committee or our Board of Directors may suspend or terminate the 2012 Plan at any time.

The Revised 2012 Plan provides for the grant to employees, including executive officers, of restricted stock, as well as cash or other stock-based awards and other benefits. The purpose of the Revised 2012 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.

A maximum of 20,000,000 shares of common stock may be issued and awarded under the Revised 2012 Plan . The maximum number of shares of common stock that may be subject to stock awards granted to any one participant during any single year period is 5,000,000. As of July 30, 2012 awards to purchase more than 5,000,000 shares of common stock under the 2012 Plan have not been granted.

The Revised 2012 Plan is administered by the Compensation Committee, which has, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Awards of restricted stock under the Revised 2012 Plan may qualify for the “performance-based compensation” exception under Internal Revenue Code Section (the “IRC”) Section 162 (m) pursuant to their expected terms. Cash-based awards and awards of restricted stock, performance units and stock may qualify under Section 162(m) of the IRC if the terms of the award of the state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Unless the Compensation Committee determines otherwise, if a recipient of restricted stock ceases to have a relationship with our Company, non-vested shares of restricted stock shall be forfeited. The Compensation Committee may grant cash awards at such times and in such amounts as it deems appropriate. The Compensation Committee may grant has the right to grant other stock-based awards, which may include the grant of Common Stock based on certain conditions, the payment of cash based on the market performance of our Common Stock and the grant of certain securities convertible into Common Stock.

With respect to awards of restricted stock, if no election is made under Section 83(b) of the IRC and repurchase rights of the shares are retained by us, a taxable event will occur on each date the participant’s ownership rights vest as to the number of shares that vest on that date, and the holding period for capital gains purposes will not commence until the date the shares vest. Any dividends received with respect to shares subject to the restrictions will be treated as additional compensation income and not as dividend income. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant, who is an employee, will be subject to employment taxes and income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If instead a Section 83(b) election is made not later than 30 days after the date of transfer, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the participant. If the Section 83(b) election is made, the participant’s holding period for capital gains begins on the date of grant. The Section 83(b) election is irrevocable. If a section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income. We will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by the participant with respect to shares of restricted stock.

The foregoing is only a summary of certain federal income tax consequences of the Revised 2012 Plan and is based on our understanding of present federal tax laws and regulations.

In the event of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or other distribution of our stock or property, or other change in our corporate structure, the Compensation Committee may, in its sole discretion, in order to prevent diminution or enlargement of a participant’s benefits under the Revised 2012 Plan, substitute or adjust the number and class of shares that may be delivered under the Revised 2012 Plan and/or the number, class and price of shares covered by an outstanding award.

If a change in control of the company occurs, then, to the extent permitted by applicable law, the surviving corporation may assume all awards then-outstanding under the Revised 2012 Plan or substitute similar awards in lieu of awards granted under the Revised 2012 Plan. If a change in control occurs, the compensation committee may, among other things, provide for acceleration of benefits, lapsing of restrictions and vesting of benefits for any award that has been outstanding for at least six months, or provide for cash payments to be made to holders of certain awards and the cancellation of awards where the exercise price exceeds the fair market value of the shares.

Subject to the foregoing, the Compensation Committee has broad discretion to describe the terms and conditions applicable to awards granted under the Revised 2012 Plan. The Compensation Committee may at any time discontinue granting awards under the Revised 2012 Plan or otherwise suspend, amend or terminate the Revised 2012 Plan and may, with the consent of an award recipient, make such modifications of the terms and conditions of such recipient’s award as the Compensation Committee shall deem advisable. The Compensation Committee may amend the Revised 2012 Plan; provided, however, that no amendment shall be effective unless approved by stockholders if such approval is required under 162(m) of the IRC, Rule 16b-3 of the Exchange Act, the rules of the NYSE Amex or other applicable exchange, or applicable law.

Vote Required; Board of Director’s Recommendation

The approval of the Revised 2012 Plan will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

_______________________

Our Board of Directors recommends that stockholders vote FOR approval and adoption of the 2012 Stock Incentive Plan.
________________________

PROPOSAL NO. 4 — AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE UP TO 50,000,000 SHARES OF COMMON STOCK POTENTIALLY BELOW THE GREATER
OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE AND RATIFY SECURITIES PURCHASE AGREEMENTS AND RELATED TRANSACTIONS WITH JMJ FINANCIAL AND TONAQUINT, INC.

The Company intends to issue up to 50,000,000 shares of its common stock in one or more transactions exempt from registration pursuant to the provisions of Regulation D, with one or a limited number of third-party, accredited investors. The Company will have initiated and/or closed two transactions by the time of the Special Meeting. Any transaction approved by the stockholders must close on or before November 31, 2012. No transaction closed after November 31, 2012 shall be approved or ratified by this Proposal 4. Such transaction may involve the sale of shares of either common stock, convertible debt (“Convertible Debt”), and/or warrants to purchase common stock,(“Warrants”) aggregating up to 50,000,000 shares of common stock, for up to $1,500,000 of purchase price,to a limited number of third-party, accredited investors (the “New Investors”) All transactions will be made on terms deemed acceptable by our Board of Directors, which may include a conversion price per share and/or warrant exercise price potentially at below the greater of a share of our common stock’s book value or its market value at the time of issuance in order to meet current market conditions and requirements.

The Company entered into a Securities Purchase Agreement dated June 27, 2012 with JMJ Financial (“ JMJ Securities Purchase Agreement”), with the following material terms:

1. Loan to the Company of $500,000 at 10% one-time interest charge due October 27, 2012.

2. If unpaid at maturity, the loan is convertible into common stock at the election of JMJ Financial at the lesser of $0.04 or 80% of the average of the three lowest trade prices in the 20 trading days previous to the conversion, subject to certain penalties, anti-dilution adjustments and reset provisions..

3. Warrants to purchase up to 8,333,333 shares of common stock at $.03 per share, exercisable within four years of June 27, 2012.

4. Issuance to JMJ Financial of 5,000,000 shares of common stock as an origination fee.

5. Full recourse personal guaranty by CEO Peter Hoffman with a pledge of 25,000,000 shares of common stock issued to Mr. Hoffman,.

6. JMJ Financial shall not own or control 20% or more of the Company’s common stock at any time, except by levy of the pledged common stock and only after stockholder ratification of the Securities Purchase Agreement and related transactions. Failure of the Company to permit its stockholders to vote on such ratification by September 21, 2012 (whether or not the stockholders so ratify) is an event of default under the Securities Purchase Agreement.

The Company entered into a Securities Purchase Agreement dated August 20, 2012 with Tonaquint, Inc. (“Tonaquint Securities Purchase Agreement”) with the following material terms:

1.  Loan to the Company of $500,000 with original issue discount of $60,000, due February 19, 2013, at the rate of 8% per annum.The loan will be issued in two tranches, first for $360,000 and second for $250,000 only if approval is obtained from the shareholders.

2.  Loan is convertible into the Company’s common stock at $.04 per share at the election of the holder.

3.  The holder will not own or control 20% or more of the Company’s common stock until and unless stockholder ratification of the Tonaquint Securities Purchase Agreement is given.

Need for Stockholder Approval

In order for the New Investors to be permitted to convert all of their Convertible Debt into shares of our common stock and to exercise all of their Warrants (including JMJ Financial and Tonaquint to exercise their rights under their respective Securities Purchase Agreements and the related transactions) , and/or in order for us to sell up to approximately 50,000,000 shares of our common stock, our stockholders must have approved this Proposal No. 4. Without stockholder approval, the shares of our common stock issued directly or as underlying the Convertible Debt and/or Warrants will be subject to listing approval on NASDAQ CM and the 20% limitation as referenced above under Rule 5635(d) of the Company Guide of NASDAQ CM. As of the record date, we had 133,226,259 shares of common stock outstanding. Accordingly, our proposed Potential New Offering is being submitted to the stockholders for approval in order to comply with NASDAQ CM listing requirements.

Management does not anticipate that any shares of our common stock will be issued to JMJ Financial and Tonaquint at less than market value as of June 26, 2012 ($0.03) or August 20, 2012 ($0.03) respectively, but may do so due to the terms of the anti-dilution provision of the Securities Purchase Agreement. Management does expect that the shares issued to JMJ Financial and Tonaquint will be less than book value of each share on June 26, 2012 and August 20, 2012, respectively. The ultimate number of shares to which JMJ or Tonaquint might become entitled could exceed 20% of out outstanding stock as of June 27, 2012, and August 20, 2012 respectively, but to ensure that no regulatory issue interferes with the Company’s performance of its responsibilities under the JMJ and Tonaquint Securities Purchase Agreements and as required by the JMJ and Tonaquint Securities Purchase Agreements , the Company seeks ratification and approval by stockholders of the JMJ and Tonaquint Securities Purchase Agreements and the related transactions. No issuance of common stock to any new investor other than JMJ Financial or Tonaquint shall be at a price of less than $0.01.

Notwithstanding stockholder approval of this proposal, the listing on the NASDAQ CM of any of the 50,000,000 shares that we may issue following such stockholder approval will require NASDAQ CM approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 or other NASDAQ CM requirements.

Increased Dilution

We would have an additional approximately 50,000,000 shares of common stock outstanding if all the Convertible Debt is converted into common stock, all the Warrants are exercised and all common shares are issued.. You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal No. 4 receives the necessary approval and we are authorized to issue up to 50,000,000 additional shares of our common stock directly or upon the conversion of the Convertible Debt and the exercise of the Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the six-month holding period required under Rule 144 of the Securities Act of 1933. These shares could become eligible for resale in the public markets earlier if, subsequent to the sale of the Convertible Debt or common stock, we file a registration statement with the SEC covering the resale of the shares and such registration statement is declared effective. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to 50,000,000 shares of common stock, or up to 50,000,000 shares of common stock upon conversion of yet to-be-issued Convertible Debt and the exercise of yet to-be-issued Warrants at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance, as well as ratification of the JMJ and Tonaquint Securities Purchase Agreements, will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Resolution Granting Board Authority

The following resolution will be presented at the Annual Meeting to grant authority to the Board to issue up to 50,000,000 shares of common stock potentially below the greater of a share of common stock’s book value or market value at the time of issuance and to ratify the Securities Purchase Agreement and the related transactions with JMJ Financial dated as of June 29, 2012:
RESOLVED, the Board of Directors of the Company shall have the authority to issue up to 50,000,000 shares of common stock at a price per share less than the greater of a share’s book value or market value at the time of issuance, and

FURTHER RESOLVED, the Securities Purchase Agreements dated as of June 27, 2012 between JMJ Financial and Securities Purchase Agreement dated as of August 20, 2012 between Tonaquint Inc. and the Company are ratified by the stockholders.
____________________________

Our Board recommends a vote FOR the grant of authority to the Board of Directors to issue up to 50,000,000 shares of common stock at a price per share below the greater of a share’s book value or market value at the time of issuance and to ratify the Securities Purchase Agreements and related transactions between the Company and both JMJ Financial and Tonaquint, Inc.
________________________

PROPOSAL NO. 5 – AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE UP TO 125,125 SHARES OF SERIES A PREFERRED STOCK AND RATIFY THE ISSUANCE OF 125,- 125 SHARES OF SERIES B PREFERRED STOCK

Background.  Prior to the transfer of its NASDAQ listing of Seven Arts Pictures plc (“PLC”) to the Company on August 31, 2011, PLC had committed to issuance of 125,125 Series A Preferred Stock for a purchase price of $1,251,250 with Palm Finance Inc. (“Palm”), a principal creditor of PLC.  The Company agreed to assume PLC’s obligation to authorize and issue 125,125 shares of Series A Preferred Stock of the Company to Palm and on or about October 26, 2011, filed a Certificate of Designation of Rights and Preference (“Series A Certificate”) for such Series A Preferred Stock.  A copy of the Series A Certificate is attached as Annex A.

Under the terms of the Series A Certificate, Palm could convert its shares of Series A Preferred Stock into 8,341,667 shares of common stock which is more than 20% of the shares of common stock outstanding on October 25, 2011 (14,505,854).  While Palm has not converted any shares of Series Preferred Stock, it is entitled to do so at $.15 which was less than the market value and book value of each share of common stock on October 25, 2011.

Need For Shareholder Approval.

While not referred to in the NASDAQ Delist Letter described in Proposal No. 2 above,  NASDAQ has sought to review the Series A Certificate and will likely reject the Company’s position that PLC’s commitment to issuance of the Series A Preferred Stock prior to the transfer of its PLC’s NASDAQ listing eliminates the applicability of NASDAQ Listing Rule 5640 discussed in Proposal No. 2 above.

As a result, the Company is seeking stockholder approval for the Board’s authorization of the Series A Preferred Stock in the Series A Certificate and the ratification of the issuance to Palm of 125,125 shares of Series A Preferred Stock to ensure compliance with NASDAQ Listing Rules 5635 and 5640.  The Company is not able to provide any assurances that these actions will be accepted by NASDAQ or that the Company’s common shares will not be delisted from The NASDAQ Capital Market in the future.

Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 or other NASDAQ CM requirements.

Increased Dilution.

Palm may convert its 125,125 shares of Series A Preferred Stock into 8,341,667 shares of Company common stock.  You should therefore consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect On Our Stock Price

If Proposal No. 5 receives the necessary approval and we are authorized to issue additional shares of our common stock upon the conversion of the Series A Preferred Stock, all of those shares will be eligible for sale in the public markets and represents an overhang on the market and could depress the market price of our common stock.

Vote Required; Board of Directors Recommendation

The approval of our proposal to authorize the Board to issue the Series A Preferred Stock and to ratify the issuance of 125,125 shares of Series A Preferred Stock will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the Special Meeting and entitled to vote.

Resolution Granting  Board Authority

The following resolution will be presented at the Special Meeting to grant authority to the Board to issue the Series A Preferred Stock due to ratify the issuance of 125,125 shares of Series A Preferred Stock.

RESOLVED, the Board of Directors shall have the authority to the Board of Directors to issue Series A Preferred Stock and the issuance of 125,125 shares of Series A Preferred Stock currently outstanding is ratified.

Our Board recommends a vote FOR the grant of authority to the Board of Directors to issue Series B Preferred Stock and to ratify the issuance of 125,125 shares of Series A Preferred Stock.

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table sets forth information regarding the ownership of our common stock as of July 26 , 2012 by (i) each person known by the Company to own beneficially more than five percent (5%) of our common stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see “Executive Compensation”); and (iv) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Address of Beneficial Owner	Amount of Beneficial Ownership	% of Class
SERIES A PREFERRED
Palm Finance Inc. (certificated) (11)	233 Wilshire Blvd, Suite 200, Santa Monica, CA 90401	125,125	100%

SERIES B PREFERRED
David Michery (10) (12)	8439 Sunset Boulevard, West Hollywood, CA 90069	83,500	46%
Lincoln Centre Equities(12) (14)	157 Davenport Ave. New Rochelle, NY 10805	595,500	33%
Lincoln Centre Growth Partners, Inc.(12) (15)	2841 Hartland Road, Suite 301 Falls Church, VA 22043	10,000	6%
Jason Shapiro (12)	61 West 62nd Street, Apt. 23F New York, NY 10023	10,000	6%

COMMON STOCK
Peter Hoffman(3)	8439 Sunset Boulevard, West Hollywood, CA 90069	25 ,200,000	17%
Kate Hoffman (4)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Elaine New (5)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Robert Kaiser (6)	8439 Sunset Boulevard, West Hollywood, CA 90069	330,000	*
Hubert Gibbs (7)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Dan Reardon (8)	8439 Sunset Boulevard, West Hollywood, CA 90069	50,000	*
Tony Hickox (9)	8439 Sunset Boulevard, West Hollywood, CA 90069	50,000	*
David Michery (10)	8439 Sunset Boulevard, West Hollywood, CA 90069	-	*
Brett Pogany (16)	8439 Sunset Boulevard, West Hollywood, CA 90069	-	*
Total officers and directors as a group (9 persons) (17)	8439 Sunset Boulevard, West Hollywood, CA 90069	25 ,780,000	19%
5% HOLDERS
Palm Finance Inc. (13)	233 Wilshire Blvd, Suite 200, Santa Monica, CA 90401	8,341,667	7.16%
__________________
* Less than 1%
(1) As at July 26, 2012, 133 ,226,259 shares of common stock were issued and outstanding.

(2) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities and includes shares underlying convertible debentures, warrants and options that have been issued, granted and have vested and not been exercised and shares underlying options that will vest within the next 60 days only in respect to any person listed in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all common stock shown as beneficially owned by him/her.

(3) Represents 50,000 shares underlying options that are exercisable within 60 days of this prospectus and 150,000 shares of common stock issued to New Moon, a company controlled by Peter Hoffman and pledged to Armadillo Ltd. Also includes 25,000,000 shares that are pledged to JMJ Financial in connection with Mr. Hoffman’s full recourse personal guarantee of the Company’s obligations to JMJ Financial.

(4) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(5) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(6) Represents 240,000 shares of common stock held of record and beneficially and 90,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(7) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(8) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement

(9) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(10) David Michery is the record and beneficial owner of 38,000 shares of Series B Preferred Stock, none of which is convertible into shares of our common stock until September 30 2012, at which time the conversion price will be confirmed. Mr. Michery is also the record owner of an additional 35,500 shares of Series B Preferred Stock, all of which are subject to a two-year earnout provision. Mr. Michery is also the beneficial owner of 10,000 shares held in David Michery Trust. Mr. Michery retains all of the voting rights in respect of such shares.

(11) The per-share conversion price for the Series A Preferred Stock is $0.15. 125,125 shares of Series A Preferred Stock are certificated.

(12) The per-share conversion price for the Series B Preferred Stock will be confirmed after September 30, 2012,as a function of 110% of the net asset value per share as of September 30, 2011, as then modified for any issuances of shares during the one-year period thereafter if such issuances are at or below 80% or below of $1.10 per share. None of these shares is convertible into shares of our common stock until September 30 2012. The holders retain all of the voting rights in respect of such shares. 120,000 of the 180,000 shares are subject to certain earn-out provisions. The holders retain all of the voting rights in respect of such shares.

(13) Represents 8,341,667 shares of common stock underlying the shares of Series A Preferred Stock.

(14) The Company believes that Jake Shapiro is the person with voting and disposition powers in respect of such shares.

(15) The Company believes that Richard D. Smith is the person with voting and disposition powers in respect of such shares. (16) Mr Pogany does not own any shares or options.

(17) Includes all information in footnotes 3 through 10,and 16 inclusively.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent (10%) of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We have 6 directors who are late in filing their Forms 3 and 4.

Executive Compensation

2011 Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by us as well as certain other compensation awarded, earned by and paid, during the indicated fiscal year, to the Chief Executive Officer and Chief Financial Officer.

2011 Director Compensation

Our Board is responsible for consideration and determination of director compensation.
Officer and Director Compensation
				Long-Term Compensation
				Awards		Payouts
					Shares/
					Units
			Other	Securities Under	Subject to
	Annual Compensation		Annual	Option/	Resale		All Other
Name	Salary ($)	Bonus ($)	Compensation ($)	SAR’s Granted (#)	Restrictions ($)	LTIP Payouts ($)	Compensation ($)
Peter Hoffman	500,000	-	-	100,000	-	-	-
Elaine New	225,000	-	-	100,000	-	-	-

Executive Officer Employment Agreements

We have an employment agreement with Peter Hoffman pursuant to which he will act as our CEO until December 31, 2013. In connection with that employment agreement, we have granted Mr. Hoffman:

●	the right to sole responsibility for creative and business decisions regarding motion pictures we develop and produce,
●	a right of first refusal to produce remakes, sequels or prequels of motion pictures produced by Mr. Hoffman and acquired by us or any motion picture produced by us during his employment,
●	an annual salary of $500,000 per year plus bonuses, expenses and a signing option and
●
a right upon termination without cause to a lump sum payment of approximately $1,500,000, an assignment of all projects in development during the term of his employment and any amounts due upon such compensation as an excise tax.

We have an oral employment agreement with Kate Hoffman pursuant to which she will act as our COO ad infinitum at a salary of $85,000 per year plus bonuses and expenses. Ms. Hoffman’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

We have an oral employment agreement with Elaine New pursuant to which she will act as an executive director ad infinitum at a salary of $225,000 (£150,000) per year plus bonuses and expenses. Ms. New’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

Mr. Hoffman’s employment agreement grants us a right to injunctive relief if Mr. Hoffman breaches the agreement. With the exception of Ms. Hoffman’s and Ms. New’s agreements, the employment agreements do not contain “non-compete” clauses.

Director Compensation

Anthony Hickox will receive approximately $1,500 per meeting attended.

Robert Kaiser will receive $1,500 per month per meeting attended.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table provides information on all restricted stock, stock options and SAR awards (if any) held by our named executive officers (“NEOs”) as of July 30, 2012.
Name	Number of Options Granted	% Of Total Options Granted on Grant Date	Exercise Price per Share	Grant Date	Expiration Date	Mkt. Value of Securities Underlying Options on Date of Grant
Peter Hoffman	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Elaine New	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Katrin Hoffman	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Robert Kaiser	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Dan Reardon	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Hubert Gibb	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Anthony Hickox	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Peter Hoffman	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Elaine New	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Katrin Hoffman	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Robert Kaiser	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Dan Reardon	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Hubert Gibb	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Anthony Hickox	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Robert Kaiser	50,000	100%	$0.89	01/09/2011	31/08/2016	$0.89
Total Granted	750,000
1) 50% of the options vest on December 31, 2011
2) 50% of the options vest on December 31, 2012

2011 Director Compensation

Our Board is responsible for consideration and determination of director compensation.

Officer and Director Compensation

				Long-Term Compensation
				Awards		Payouts
					Shares/
					Units
			Other	Securities Under	Subject to
	Annual Compensation		Annual	Option/	Resale		All Other
Name	Salary ($)	Bonus ($)	Compensation ($)	SAR’s Granted (#)	Restrictions ($)	LTIP Payouts ($)	Compensation ($)
Peter Hoffman	500,000	-	-	100,000	-	-	-
Elaine New	225,000	-	-	100,000	-	-	-
Kate Hoffman	78,000	-	-	100,000	-	-	-

OTHER MATTERS

We participate in a procedure known as “householding.” This means that if you share the same last name with other stockholders living in your household, you may receive only one copy of our Notice. Pursuant to the SEC rules, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of the Notice for your household, please contact our Corporate Secretary at Seven Arts Entertainment Inc., 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, Attn: Edward Bottenheim or by telephone at (323) 372-3083.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies in the future, please contact our Corporate Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

The Board knows of no other matters that will be presented for consideration at our Special meeting. However, if other matters are properly brought before the meeting, the proxy holders will vote your shares in their discretion.

Accompanying this Proxy Statement are:

•	Annex A	Certificate of Designation of our Series A Preferred Stock
•	Annex B	Certificate of Designation of our Series B Preferred Stock, as amended
•	Annex C	Revised 2012 Stock Incentive Plan
•	Annex D	Securities Purchase Agreement and related transaction documents for JMJ Financial transaction
•	Annex E	Securities Purchase Agreement and related transaction documents for Tonaquint, Inc.
•	F-1; F-25
Our financial statements for the three- and nine-month periods ended March 31, 2012 and 2011 and balance sheets as at such dates and for the years ended June 30, 2011 and 2010 and balance sheets as at such dates

A COPY OF THE COMPANY’S PREDECESSOR’S ANNUAL REPORT ON FORM 20-F WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: SEVEN ARTS ENTERTAINMENT INC., 8439 SUNSET BOULEVARD, SUITE 402, WEST HOLLYWOOD, CA 90069, ATTENTION: PETER HOFFMAN.

By Order of the Board,

/s/ Peter M. Hoffman
Peter M. Hoffman
Chief Executive Officer

PROXY	PROXY

SEVEN ARTS ENTERTAINMENT INC.
Special Meeting of Stockholders
September 7, 2012
9:00 a.m. local time
Seven Arts Entertainment Inc.
8439 Sunset Blvd., Suite 402
West Hollywood, CA 90069

The undersigned hereby appoints Peter Hoffman and Elaine New, and each of them, as Proxies of the undersigned with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of Seven Arts Entertainment Inc. held of record by the undersigned on July 26 , 2012 at the Special Meeting of Stockholders of Seven Arts Entertainment Inc. to be held September 7, 2012, or at any adjournment of postponement thereof.

IF YOU ARE NOT VOTING BY INTERNET, COMPLETE THIS PROXY CARD, SIGN, DATE, DETACH AND

RETURN IN THE ENCLOSED ENVELOPE.

OR FAX: +1 801 277 3147

OR EMAIL TO: Julie@interwesttc.com

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be held September 7, 2012. The Proxy Statement and our 2011 Annual
Report to Stockholders are available at: www.Shareholdermaterial.com/SAPX.

PLEASE MARK VOTES AS IN THIS EXAMPLE:	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR Proposal Nos. 1, 2, 3, 4, and 5. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, and 5 if no specification is made.

☐ I/We do plan to attend the 2012 Special Meeting of Stockholders.

			FOR	AGAINST	ABSTAIN

1.
Approval of Amendment to Articles.  To approve an amendment to our amended articles of incorporation to increase the number of shares of capital stock authorized for issuance from 50,000,000 shares to 250,000,000 shares.
			☐	☐	☐

2.
Issuance Of Up To 200,000 Shares of Amended Series B Preferred Stock.To authorize the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock to ratify the issuance of 180,000 shares of Series B preferred stock.
			☐	☐	☐

	3.	To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 5,000,000 to 20,000,000.	☐	☐	☐

4.
Issuance Of Up To 50,000,000 Shares Of Common Stock At Below The Greater Of Market Price And Book Value And Ratification Of Securities Purchase Agreements With JMJ Financial and Tonaquint, Inc. To authorize the Board of Directors to issue up to 50,000,000 shares of common stock potentially below the greater of a share of common stock’s book value or market value at the time of issuance and to ratify and approve the Securities Purchase Agreements and related transactions between the Company and JMJ Financial dated June 27, 2012 and between the Company and Tonaquint, Inc. dated August 20, 2012.
			☐	☐	☐

5.
Issuance Of Up To 125,125 Shares of Series A Preferred Stock.  To authorize the Board of Directors to issue up to 125,125 shares of Series A Preferred Stock and to ratify the issuance of 125,125 shares of Series A Preferred Stock.
			☐	☐	☐

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲

ANNEX A

ANNEX B

ANNEX C

SEVEN ARTS ENTERTAINMENT INC.
2012 STOCK INCENTIVE PLAN (2)
For Employees and Other Service Providers
Established June 22, 2012

Section 1.	Purpose.

(a)
The purpose of this 2012 Stock Incentive Plan (the “Plan”) is to enable Seven Arts Entertainment Inc. (the “Company”) and its Subsidiaries to attract, retain, motivate, and reward employees, and other service providers of the Company and its Subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by strengthening the mutuality of interests between those employees and other service providers and the Company’s stockholders.

(b)
The Plan authorizes stock-based incentives for Participants.  Awards may be made in the form of (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock; and (iv) any combination of the foregoing.

Section 2.	Definitions. The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)	“Award” means any Option, Restricted Stock, or Stock granted for services rendered, together with any related right or interest, granted to a Participant under the Plan.

(b)	“Award Agreement” means any Option Agreement, Restricted Stock Agreement, or any other agreement under which the Company (or a Subsidiary) grants an Eligible Person an Award.

(c)
“Beneficiary” means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participant’s Award upon and following a Participant’s death. Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(d)	“Board” means the Company’s Board of Directors.

(e)
“Cause” means, unless otherwise provided by the Committee, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or in the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant’s employment or service duties, (C) willful and deliberate failure on the part of the Participant to perform the Participant’s employment or service duties in any material respect, or (D) prior to a Corporate Transaction, such other events as shall be determined by the Committee.  The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(g)	“Committee” means the Compensation Committee created and appointed by the Board.

(h)
“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any of the following: (i) any person or group of persons (as defined in Sections 13(d) and 14(d) of the Exchange Act) together with his/her/their affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.

(i)	“Covered Employee” means an Eligible Person who is an employee of the Company, or a Subsidiary.

(j)	“Covered Service Provider” means an Eligible Person who is an independent contractor providing services to the Company.

(k)
“Date of Grant” means  the date on which the Committee has completed all corporate action necessary to give the Participant a legally binding right to the Award, including the setting of the number of shares of Stock subject to the Award and the exercise price.

(l)
“Disability” means a permanent and total disability resulting from a physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee based on medical evaluation.

(m)	“Effective Date” means June 22 2012.

(n)	“Eligible Persons” means those persons who are designated by the Committee under Section 5(a) of this Plan to receive Awards.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

(p)	“Fair Market Value” or “FMV” means, as of any date, the fair market value of a share of the Company’s Stock, as determined in good faith and under procedures established by the Committee as follows:

(i)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date;

(ii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on the Date of Grant or other determination date;

(iii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but no sale of Stock is reported for such trading day, the Fair Market Value shall be the closing price on the next preceding day on which any sale shall have been reported before the Date of the Grant or other determination date; or

(iv) if the Stock is not listed or admitted to trading on a national securities exchange, the  Fair Market Value shall be the value of the Stock as determined by the reasonable application by the Committee of a reasonable valuation method in conformance with the requirements of Treasury Regulations Sections 1.422-2(e)(20(iii) and 1.409A-1(b)(5)(iv)(B).

(q)	“Incentive Stock Option” or “ISO” means any Option intended to be, designated as, and that otherwise qualifies as an “Incentive Stock Option” within the meaning of Code Section 422.

(r)	“Individual Agreement” means an employment or similar agreement between a Participant and the Company or one of its Subsidiaries.

(s)	“Non-Employee Director” has the meaning set forth under Section 16 of the Exchange Act.

(t)	“Nonstatutory Stock Option” means any Option that is not an Incentive Stock Option.

(u)	“Option” means a right to purchase Stock granted under Section 6(b) of the Plan.

(v)	“Outside Director” has the meaning set forth in Code Section 162(m).

(w)	“Other Stock-Based Awards” means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(x)	“Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(y)	“Plan” means Seven Arts Entertainment Inc. 2012 Stock Incentive Plan.

(z)	“Restricted Stock” means Stock granted under this Plan, which is subject to certain restrictions and to a risk of forfeiture.

(aa)	“Section 16 Participant” means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

(bb)
“Stock” means shares of the Company’s stock which is common stock for purposes for purposes of Section 305 of the Code and the implementing regulations, with $0.01 par value per share, and any other equity securities of the Company that may be substituted or resubstituted for such Stock.  In all cases under this plan, Stock shall constitute “service recipient stock” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iii).

(cc)
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

(dd)
“Ten Percent or More Stockholder”  means an Eligible Person who owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than 10% of the combined voting power of all classes of Stock of the Company or any parent or subsidiary corporation.

Section 3.	Administration.

(a)
Authority of the Committee.  The Plan shall be administered by the Committee.  Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. The Committee shall consider such factors as it deems relevant to making such decisions, determinations, and interpretations. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision or action is arbitrary or capricious or was unlawful.

(b)	Composition of the Committee. The Committee shall consist of directors of the Company appointed in accordance with the Articles and By-Laws of the Company.

(c)
Manner of Exercise of Committee Authority. The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.  The Committee’s powers and authorities include, without limitation, the following: (i) the sole ability to determine: eligibility criteria for Awards; (ii) to select the Eligible Persons to whom Awards may from time to time be granted; (iii) to determine the time or times at which Awards shall be granted; (iv)  to determine the number of shares of Stock to be covered by each Award; (v)  to determine and modify from time to time the specific terms and conditions , including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and  to approve the form of written instruments evidencing the Awards; (vi) to determine the vesting and exercisability of any Award and to accelerate at any time the vesting or exercisability of all or any portion of any Award; (vii) subject to the provisions of this Plan, to extend at any time the period in which Stock Options may be exercised; (viii) to determine the exercise or purchase price of such shares of Stock; (ix) to determine if and when Awards are forfeited or expire under their terms; (x) to interpret and construe the Plan provisions; any amendments, and any rules and regulations relating to the Plan; (xi) to make exceptions to any Plan provisions in good faith and for the benefit of the Company; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)
Delegation of Authority. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or any Subsidiary, affiliate or Section 16 Participants.

(e)
Committee Vacancies. The Board shall fill all vacancies in the Committee.  The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others.  One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such times and places as it shall deem advisable.  All determinations of the Committee shall be made by not less than a majority of its members either present in-person or participating by a telephone conference at a meeting or by written consent.  The Committee shall keep minutes of its meetings.  The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board.  The secretary shall not need to be a member of the Committee or a member of the Board.

(f)
Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4.	Stock Subject to Plan.

(a)
Overall Number of Shares Available.  Subject to adjustment as provided under Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 20,000,000 shares.  Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

(b)
Accounting Procedures. The Committee may adopt reasonable accounting procedures to ensure an appropriate accounting of Stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments in accordance with this Section 4(b).  Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture.  Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan.  The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan.  In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or affiliate or with which the Company or a Subsidiary or affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan. The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

(c)
Individual Annual Award Limits. No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 500,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

Section 5.	Eligibility.

(a)
Eligibility. Grants of Awards may be made from time to time to those officers, employees and Service Providers of the Company or any Subsidiary who are designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (“Eligible Persons”).  However, Options intended to qualify as ISOs shall be granted only to Eligible Persons while actually employed by the Company or a Subsidiary.  The Committee may grant more than one Award to the same Eligible Person. Awards may be made to members of the Committee and must be approved and granted by a majority of the disinterested members of the Board.

(b)
Substitutions/Acquisitions. Holders of awards granted by a company or business acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, may be eligible for substitute Awards under this Plan that will be granted in assumption of or in substitution for such outstanding awards in connection with such acquisition or combination transaction; provided that such awards satisfy the requirements of Treasury Regulations Section 1.409A-1(b)(5)(v)(D).  In such cases, holders of the assumed or substituted awards will become Participants in the Plan; provided, however, that such assumption or substitution in no way causes an Award under this Plan to become subject to the terms and conditions of Code Section 409A.

(c)
Participation.  An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee.  A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid.  Participants who are on military leaves of absence, sick leaves, and any other bona fide leaves of absence are not considered to be separated from service and shall be deemed employed so long as the leave does not extend beyond three (3) months or, if longer, the individual retains reemployment rights under an applicable statute or by contract.

Section 6.	Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards.  All Awards granted under the Plan.  Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6.  Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms relating to the forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided that the exercise of such discretion shall in no event cause an Award to become subject to the terms and conditions of Code Section 409A, unless otherwise agreed upon between the Company (or Subsidiary) and the Eligible Person.  The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Nevada Revised Statutes, and may otherwise require payment of consideration for an Award except as limited by the Plan and as otherwise required by applicable law.

If it is determined by the Committee prior to the grant of any Award that such Award would be subject to Code Section 409A, the Award Agreement shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, this Plan and the Award Agreements shall be interpreted in accordance with Code Section 409A and its implementing regulations.

In the event the Committee determines after the Date of Grant that any Award granted hereunder may be subject to Code Section 409A, the Committee may adopt such amendments to the Plan  and/or applicable Award Agreement or adopt other policies and procedures (including those with retroactive effect) or take any other actions that the Committee  determines are necessary and appropriate to (i) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Code Section 409A.

(b)
Option Awards. Options granted under the Plan shall be evidenced by an agreement (“Option Agreement”).  Options that are awarded may be of one of two types which shall be indicated on the face of the Option Agreement: (i) ISOs or (ii) Nonstatutory Stock Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Option Term; Time and Method of Exercise.  The Committee shall determine the term of each Option; provided that in no event shall the term of any Option exceed a period of 10 years from the Date of Grant (or with respect to an ISO, 5 years from the Date of Grant in the case of a Participant who at the Date of Grant is a Ten Percent or More Stockholder).  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any Subsidiary, or other property, and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants. The Committee shall have the right, at any time after the Date of Grant, to reduce or eliminate any restrictions on the Participant’s right to exercise all or part of the Stock Option, except that no Stock Option shall first become exercisable within one year from the Date of Grant.

(ii)
Exercise Price.  The option price per share of Stock purchasable under a Nonstatutory Stock Option or an Incentive Stock Option shall be determined by the Committee at or immediately prior to the Date of Grant, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant (or, with respect to an Incentive Stock Option, and a Participant who at the Date of Grant is a Ten Percent or More Stockholder, 110% of the Fair Market Value of the Stock at the Date of Grant).  Prior to the Date of Grant, the Committee shall specify the method by and date on which the Fair Market Value of the Option will be determined; said date shall be specified on the Option Agreement.

(iii)
Non-Transferability of Options.  No Option shall be transferable by any Participant other than by will or by the laws of descent and distribution, except that, if so provided in the Option Agreement, the Participant may transfer the Option, other than an ISO, (i) pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended); or (ii) during the Participant’s lifetime to one or more members of the Participant’s family, to one or more trusts for the benefit of one or more of the Participant’s family, or to a partnership or partnerships of members of the Participant’s family, or to a charitable organization as defined in Code Section 501(c)(3), provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option.  The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(iv)	Disposition upon Termination of Employment.

(A)
Termination by Death.  Subject to Sections 6(b)(i) and 6(b)(v), if any Participant’s employment (or service) with the Company or any Subsidiary terminates by reason of death, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participant’s employment (or service) is due to death, then any Option held by that Participant may thereafter be exercised for a period of two years (or with respect to an ISO, for a period of 18 months or such other lesser period as the Committee may specify at or after grant) from the date of death.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited if not exercised within two years (or 18 months with respect to ISOs or such lesser period as the Committee may specify).

(B)
Termination by Reason of Disability.  Subject to Sections 6(b)(i) and 6(b)(v), if a Participant’s employment (or service) with the Company or any Subsidiary terminates by reason of Disability, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participant’s employment (or service) is due to Disability, then any Option held by that Participant may thereafter be exercised by the Participant or by the Participant’s duly authorized legal representative if the Participant is unable to exercise the Option as a result of the Participant’s Disability, for a period of two years (or with respect to an ISO, for a period of one year or such other lesser period as the Committee may specify at or after grant) from the date of such termination of employment. If the Participant dies within that two-year period (or with respect to an ISO, for a period of one year or such other lesser period as the Committee may specify at or after grant), any unexercised Option held by that Participant shall thereafter be exercisable by the estate of the Participant (acting through its fiduciary) for the duration of the two-year period ( or the one year period in the case of an ISO or such lesser period as the Committee may specify) from the date of termination of employment.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs or such lesser period as the Committee may specify).

(C)
Termination for Cause.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant’s employment (or service) with the Company or any Subsidiary terminates for Cause, any unvested Options will be forfeited and terminated immediately upon termination and any vested Options held by that Participant shall terminate 30 days after the date employment (or service) terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited.

(D)
Other Termination/Retirement.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant retires from employment with the Company (or a Subsidiary) or a Participant’s employment (or service) with the Company (or a Subsidiary) terminates for any reason other than death, Disability, or for Cause, all vested ISOs held by that Participant shall terminate three months after the date employment (or service) terminates, and all vested Nonstatutory Stock Options held by that Participant shall terminate one year after the date employment (or service) terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period (which shall be established in the Option Agreement) of such Option.  The balance of the Option shall be forfeited.

(E)
Leave of Absence.  In the event a Participant is granted a military leave of absence, a sick leave, or any other bona fide leave of absence by the Company or any Subsidiary, the Participant’s employment with the Company or such Subsidiary will not be considered terminated, and the Participant shall be deemed an employee of the Company or such Subsidiary during such leave of absence or any extension thereof granted by the Company or such Subsidiary.  Notwithstanding the foregoing, in the case of an ISO, a leave of absence of more than three months will be viewed as a termination of employment unless continued employment is guaranteed by contract or statute. If the period of such leave exceeds three months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such three-month period.

(v)
Incentive Stock Options.  Notwithstanding Sections 6(b)(iii) and 6(b)(iv), an ISO shall be exercisable by (A) a Participant’s authorized legal representative (if the Participant is unable to exercise the ISO as a result of the Participant’s Disability) only if, and to the extent, permitted by Section 422 of the Code and (B) by the Participant’s estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the ISO was granted (in addition to any other restrictions or limitations that may apply).  Notwithstanding anything to the contrary herein, to the extent required for ISO treatment under Code Section 422, the aggregate Fair Market Value as of the Date of Grant under this Plan and any other plan of the Company (or its parent or subsidiary corporations) for the first  time by an Eligible Person during any calendar year shall not exceed $ 100,000.  If and to the extent that any Stocks are issued under a portion of the Stock Option that exceeds the $100,000 limitation under Code Section 422, such Stocks shall not be treated as issued under an ISO notwithstanding any designation otherwise. If an Award Agreement specifies that that a Stock Option is intended to be treated as an ISO, the Stock Option shall to the greatest extent possible comply with the requirements of Code Section 422 and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Stock Option is or will be determined to qualify as an ISO.  Certain decisions, amendments, interpretations by the Committee may cause a Stock Option to cease to qualify as an ISO and, to the extent known beforehand and possible, the Committee shall seek the consent of the affected Participant.

(c)
Restricted Stock. Restricted Stock granted under the Plan shall be evidenced by an agreement (“Restricted Stock Agreement”).  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth in the applicable Restricted Stock Agreement, or thereafter.  Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock.  Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine.  Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock.  The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock. The distribution of Stock upon the lapse of restrictions shall be made to the Participant on or before the period ending on the later of: (i) the 15th day of the third month following the end of the Participant’s first taxable year in which the right to payment is no longer subject to restrictions; or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the right to payment is no longer subject to restrictions.

(iv)
Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(d)
Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a Subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee; provided, that such grants shall not be in lieu of prior promises to pay deferrals of compensation so that any Award under this Plan that would not otherwise be subject to Code Section 409A does not become subject to Code Section 409A due to a grant in lieu of other obligation of the Company or a Subsidiary; provided further, that any distributions of such Stock as a bonus shall be made to the Participant on or before the later of: (i) the 15th day of the third month following the end of the Participant’s first taxable year in which the Participant earned the Bonus; or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Participant earned the bonus.

(e)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units.  The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

Section 7.	Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or affiliate, or any business entity to be acquired by the Company or a Subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or affiliate.  Awards granted in addition to or in tandem with other Awards may be granted either as of the same time as or a different time from the grant of such other Awards.  Subject to the Plan’s terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a “modification,” “extension,” “substitution” or “assumption” of a Stock right, as determined under Treasury Regulation Section 1.409A-1(b)(5)(v) that would cause such Stock rights to be considered the grant of a new Stock right which is subject to the terms and conditions of Code Section 409A.  Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to cause an Award to become subject to the terms and conditions of Code Section 409A under this Section 7(a).

(b)
Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)
Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  Other provisions of the Plan notwithstanding, the Award Agreement evidencing any “409A Award” (which for this purpose means only such an Award held by a Participant which is subject to the terms and conditions of Code Section 409A) shall incorporate the terms and conditions necessary to avoid the consequences specified in Code Section 409A(a)(1). Any terms or conditions inconsistent with the requirements of Code Section 409A and its implementing regulations shall be automatically modified and limited (even retroactively) to the extent necessary to conform said Award with Code Section 409A.   Notwithstanding anything to the contrary herein, the Company shall not be liable for any unintended adverse tax consequences which may be imposed on the Participant due to receipt, exercise or settlement of any Stock Option or other Award granted hereunder, including the taxes and penalties of Code Section 409A.

Section 8.	Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed. Upon the occurrence of a Corporate Transaction in which outstanding Options, Restricted Stock Awards, and Other Stock-Based Awards are not being assumed or continued:

(i)	All outstanding shares of Restricted Stock shall be deemed to have vested,

(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options or Restricted Stock and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price Exercise Price applicable to such Award Shares.

(iii)
With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed. The Plan, Options, Restricted Stock Awards, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Restricted Stock Awards, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Restricted Stock Awards, and Other Stock-Based Awards for new common stock options and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices in accordance with the provisions of Sections 5(b) and 10(c) and Treasury Regulation Section.1.409A-1(b)(5)(v)(D).

Section 9.	Additional Award Forfeiture Provisions.

The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company and its Subsidiaries and affiliates from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its Subsidiaries and affiliates and the officers and directors of the Company and its Subsidiaries and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company.  Accordingly, an Award Agreement may include terms providing for a “clawback” or forfeiture from the Participant of the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award.

Section 10.	General Provisions.

(a)	Compliance with Legal and Other Requirements.

(i)
The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.  The foregoing notwithstanding, in connection with the occurrence of a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(ii)
If the Participant is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this Option shall not be effective until such person complies with the reporting requirement of Section 16(a).

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised as provided for under Section 6(b).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant (except in the case of an Option which is governed by Section 6(b)) shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.  Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Section.

(c)
Effect of Certain Changes.  In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, the Committee shall make appropriate or proportionate substitution or adjustment in: (i) the aggregate number of Stock reserved for issuance under the Plan, (ii) the number and kind of shares of Stock or other securities subject to any then outstanding Awards issued under the Plan; (iii) the price of the shares of Stock subject to outstanding Stock Options granted under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable; and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and any other outstanding Awards granted under the Plan. Notwithstanding the foregoing, any substitution or adjustment by the Committee shall comply with Treasury Regulations Sections 1.409A-1(b)(5)(v)(D) and 1.424-1(a) (except 1.424-1(a)(2)) which will be deemed to be satisfied if the ratio of the exercise price to the Fair Market Value of the shares subject to the Awards immediately after the substitution or adjustment is not greater than the ratio of the exercise price to the Fair  Market Value of the shares subject to the Stock right immediately before the substitution or adjustment. The Committee’s substitution or adjustment shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan as a result of any such substitution or adjustment; but the Committee may, in its sole discretion, authorize a cash payment to be made to the Participant in lieu of fractional shares.

(d)	Tax Provisions.

(i)
Withholding.  The Committee shall so require, as a condition of exercise, each Participant to agree that:  (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Participant.  For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred.  The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

(ii)
Required Consent to and Notification of Code Section 83(b) Election.  No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification upon Disqualifying Disposition under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(iv)
Contest of Tax Rulings.  The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

(e)
Changes to the Plan.  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that the Company shall submit for the approval of a majority of the stockholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of the stockholders, any amendment that would:  (i) materially increase the benefits accruing to Participants under the Plan, (ii) increase the number of shares of Stock as to which Awards may be granted under the Plan, (iii) extend the term of the Plan,  (iv) materially modify the requirements as to eligibility for participation in the Plan, (v) expand the types of Awards provided under the Plan, or (vi) be otherwise required by applicable laws, regulations or rules. Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval.  In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment is adequately compensated.

(f)
Unfunded Status of Awards, Creation of Rabbi Trusts. The Plan is intended to constitute an “unfunded” plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of rabbi trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards that do not qualify under Code Section 162(m) or to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)
Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(j)
Limitation on Rights Conferred Under The Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.  Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary or affiliate and shall not affect any benefits under any other benefit plan under which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(k)
Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Company or of any Subsidiary, or by any stockholder of the Company or of any Subsidiary against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company or any Subsidiary will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such stockholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

(l)
Assumption.  The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan.  Such successor Company shall not be otherwise obligated to assume this Plan.

(m)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.  The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.  No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

(n)	Adoption.

This Plan was approved by the Board of Directors of the Company at a meeting on July 2, 2012.

SEVEN ARTS ENTERTAINMENT INC.

By:	/s/ Peter M. Hoffman
Name: Peter M. Hoffman
Title: CEO

ANNEX D

SECURITIES PURCHASE AGREEMENT
DOCUMENT SPA-06272012

This Securities Purchase Agreement (this “Agreement”) is dated as of June 27, 2012, between Seven Arts Entertainment Inc., a Nevada corporation (the “Company”) and JMJ Financial (the “Purchaser”) (referred to collectively herein as the “Parties”).

WHEREAS, the Company desires to sell and Purchaser desires to purchase a Secured Promissory Note due, subject to the terms therein, four (4) months from its effective date of issuance, issued by the Company to the Purchaser, in the form of Exhibit A attached hereto (the “Note”), a Warrant to purchase 8,333,333 shares of the Company’s common stock for a period of four (4) years from the date hereof, issued by the Company to the Purchaser, in the form of Exhibit B attached hereto (the “Warrant”), and $150,000 worth of shares of common stock of the Company (the “Origination Shares,” and together with the Note and the Warrant, the “Securities”) as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

ARTICLE I   PURCHASE AND SALE

1.1           Purchase and Sale.  Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase the Note, in an aggregate principal amount of $500,000, a Warrant to purchase 8,333,333 shares of Company common stock with an aggregate exercise price of $250,000, and the Origination Shares.

1.1.1        At the Closing, the Purchaser shall deliver, via wire transfer, immediately available funds in the amount of US $500,000 (the “Purchase Price”).

1.1.2        On or before the Closing, the Company shall deliver or cause to be delivered to the Purchaser:

(a)           The Note duly executed by the Company;
(b)           The Warrant duly executed by the Company;
(c)           The Origination Shares in accordance with Section 2.2 below;
(d)           A form of opinion from Baker & Hostetler LLP regarding Purchaser’s ability to resell the Pledged Shares under Rule 144;
(e)           An opinion from Baker & Hostetler LLP regarding the Company’s ability to issue the Make-Whole Shares (as defined below) free trading and free of any restrictive legend;
(f)            An opinion from Baker & Hostetler LLP regarding the matters set forth in Exhibit C attached hereto;
(g)           The Pledged Shares;
(h)           Security Agreement Document SA-06272012 duly executed by the Company and the Debtor;
(i)            Personal Guaranty and Recourse Agreement L-06272012 duly executed by the Company and the Guarantor;
(j)            Irrevocable Stock Powers undated and endorsed in blank; and
(k)           A letter of instruction to the Company’s transfer agent in the form of Exhibit D attached hereto.

1.1.3        On or before the Closing, and the Company and the Purchaser shall deliver all other documents or agreements related to this transaction, including, but not limited to, Representations and Warranties Agreement Document RW-06272012 and Default Document D-06272012.

1.2           Effective Date.  This Agreement will become effective only upon occurrence of the two following events: execution of this Agreement, the Note, and the Warrant by both the Company and the Purchaser, and delivery of the first payment of the Purchase Price by the Purchaser to the Company.

ARTICLE II   BRIDGE LOAN; ORIGINATION SHARES

2.1           Bridge Loan Transaction.  The Company represents and warrants to the Purchaser as follows:

2.1.1            The Company is entering into this Agreement to provide bridge financing for the Company through October 27, 2012 while it seeks to secure a greater amount and more permanent funds through one or more additional financing transactions;

2.1.2.           The Company intends to repay the Note prior to its maturity using the proceeds of such additional financing transactions;

2.1.3.           Within three (3) business days after the Company closes any financing transaction or series of transactions that in the aggregate raise $500,000 or more in proceeds for the Company, the Company must use the proceeds from such financing transaction to pay to the Purchaser any remaining balance on the Note.

2.1.4.           If the Purchaser is a party to any such additional financing transaction, the Company and the Purchaser may mutually agree to restructure the Note as part of such additional financing transaction.

2.2           Origination Shares.  The Company shall deliver the Origination Shares to the Purchaser as follows:

2.2.1           Within five (5) trading days after the effective date of this Agreement, the Company shall deliver such number of duly and validly issued, fully paid and non-assessable Origination Shares as equals $150,000 divided by the lowest daily VWAP of the Company’s common stock during the ten days prior to delivery of the Origination Shares.

2.2.2           Within thirty (30) days after Purchaser disposes of the last of the Origination Shares the Company delivered to the Purchaser, the Purchaser shall notify the Company whether it received $150,000 of net proceeds from the sale of the Origination Shares.  If the Purchaser did not receive $150,000 of net proceeds and the Purchaser so requests, the Company shall deliver to the Purchaser, within three (3) trading days after receipt of such request from the Purchaser, such additional number of Origination Shares (“Make-Whole Shares”) as equals (a) $150,000 minus the net proceeds Purchaser received from sale of the Origination Shares, divided by (b) the lowest daily VWAP of the Company’s common stock during the ten days prior to delivery of the Make-Whole Shares.  It is the Company’s and the Purchaser’s expectation that the issuance of such Make-Whole Shares will tack back to the original issuance date of the Origination Shares such that the Make-Whole Shares can be issued free trading and free of any restrictive legend.

ARTICLE III   MISCELLANEOUS

3.1           Successors and Assigns. This Agreement may not be assigned by the Company.  The Purchaser may assign any or all of its rights under this Agreement and agreements related to this transaction.  The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2           Reservation of Authorized Shares.  As of the effective date of this Agreement and for the remaining period during which the Note is convertible into shares of the Company and the Warrant is exercisable for shares of the Company, the Company will reserve from its authorized and unissued common stock a sufficient number of shares (at least 35,000,000 common shares) to provide for the issuance of common stock upon the full conversion of the Note and the full exercise of the Warrant.  The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  The Company agrees that its issuance of the Note and the Warrant constitutes full authority to its officers, agents and transfer agents who are charged with the duty of executing and issuing shares to execute and issue the necessary shares of common stock upon the conversion of the Note and the exercise of the Warrant.  No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated by the Agreement or for the issuance of the shares contemplated by the Note or the shares contemplated by the Warrant.

3.3           Piggyback Registration Rights.  The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) the Origination Shares and all shares issuable upon exercise of the Warrant (the “Warrant Shares”), including the Registration Statement on Form S-3, which the Company intends to file within four weeks of the date hereof (subject to underwriters cutbacks outside of the Company’s control).  Failure to do so will result in liquidated damages of $100,000 being immediately due and payable to the Holder at its election in the form of cash payment.

3.4           Rule 144 Tacking Back and Registration Rights.  Whenever the Note or Warrant or any other document related to this transaction provides that a conversion amount, make-whole amount, penalty, fee, liquidated damage, or any other amount or shares (a “Tack Back Amount”) tacks back to the original date of the Note, Warrant, or document for purposes of Rule 144 or otherwise, in the event that such Tack Back Amount was registered or carried registration rights, then that Tack Back Amount shall have the same registration status or registration rights as were in effect immediately prior to the event that gave rise to such Tack Back Amount tacking back.  For example, if the Purchaser converts a portion of the Note and receives registered shares and the Purchaser later rescinds that conversion, the conversion amount would be returned to the principal balance of the Note and upon any future conversion of the Note the amount converted would be convertible into shares registered on that registration statement.

3.5           Additional Financing.  The Purchaser, at its option, may invest up to an additional $500,000 (five hundred thousand dollars), in part, whole, and/or multiple transactions, in the Company on the same or better terms as set forth in this agreement for a period of two years from the Effective Date.  In the event that the Purchaser wishes to exercise this right, the Purchaser will provide written notification to the Company and deliver to the Company, (i) at Purchaser’s election, documents for execution substantially similar to, or containing substantially similar terms as, this agreement and the transaction documents related to this agreement, or (ii) upon mutual agreement of the Company and the Purchaser, new documents that will memorialize the terms of the additional financing.

3.6           Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the principles of conflict of laws thereof.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

3.7           Delivery of Process by Purchaser to Company.  In the event of any action or proceeding by the Purchaser against the Company, and only by Purchaser against the Company, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Purchaser via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known address or to its last known attorney as set forth in its most recent SEC filing.

3.8           Notices.  Any notice required or permitted hereunder must be in writing and either be personally served, sent by facsimile or email transmission, or sent by overnight courier.  Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

3.9           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Agreement may be effected by email.

3.10         Expenses. The Company and the Purchaser shall pay all of their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.  In the event any attorney is employed by either party to this Agreement with respect to legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

3.11         No Public Announcement.  Except as required by securities law, no public announcement may be made regarding this Agreement, the Note, the Warrant, or the Purchase Price without written permission by both the Company and the Purchaser.

3.12         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 20th day of June, 2012.

COMPANY: SEVEN ARTS ENTERTAINMENT INC. By: ____________________________ Peter Hoffman Chief Executive Officer PURCHASER: _______________________________ JMJ Financial / Its Principal

[Securities Purchase Agreement Signature Page]

ANNEX E

Securities Purchase Agreement

This Securities Purchase Agreement, dated as of August 22, 2012 (this “Agreement”), is entered into by and between Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), and Tonaquint, Inc., a Utah corporation, its successors and/or assigns (“Buyer”).

RECITALS:

A.          The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or Section 4(2) of the 1933 Act.

B.           The Buyer wishes to acquire from the Company, and the Company desires to issue and sell to the Buyer, the Notes (as defined below), which Notes will be convertible into shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), upon the terms and subject to the conditions of the Notes, this Agreement and the other Transaction Documents (as defined below).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

“Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

“Buyer’s Counsel” means Hansen Black Anderson PLLC.

“Buyer Control Person” means each manager, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

“Certificate of Incorporation” means the certificate of incorporation, articles of incorporation or other charter document (howsoever denominated) of the Company, as amended to date.

“Closing Date” means the First Closing Date or the Second Closing Date, as applicable.

“Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

“Company Counsel” means Baker &Hostetler LLP.

“Company’s SEC Documents” means the Company’s filings on the SEC’s EDGAR system.

“Conversion Date” means the date a Holder submits a Conversion Notice, as provided in each respectiveNote.

“Conversion Notice” has the meaning ascribed to it in each respectiveNote.

“Conversion Price” has the meaning ascribed to it in each respectiveNote.

“Conversion Shares” means the Note 1 Conversion Shares and Note 2 Conversion Shares.

“Delivery Date” means the date that Conversion Shares are required to be delivered to Holder under Section 3 or Section 8 of the Notes, as applicable.

“DTC” means the Depository Trust Company.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

“DWAC” means Deposit Withdrawal at Custodian as defined by the DTC.

“DWAC Eligible Conditions” means that (a) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including without limitation transfer through DTC’s DWAC system, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, and (c) the Transfer Agent is approved as an agent in the DTC/FAST Program.

“FirstClosing Date” means the date of the closing of the purchase and sale of the Note 1 Securities.

“Holder” means the Person holding the relevant Securities at the relevant time.

“Last Audited Date” means June 30, 2012.

“Market Price” has the meaning ascribed to it in the Notes.

“Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Notes or any of the other Transaction Documents, (b)  have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its material obligations under any of the Transaction Documents or the transactions contemplated thereby.

“Maturity Date” has the meaning ascribed to it in the Notes.

“Note 1 Conversion Shares” means the Conversion Shares as defined in Note 1.

“Note 2 Conversion Shares” means the Conversion Shares as defined in Note 2.

“Note 1 Outstanding Balance” means the Outstanding Balance as defined in Note 1.

“Note 2 Outstanding Balance” means the Outstanding Balance as defined in Note 2.

“Note 1Securities” means Note 1 and the Note 1 Conversion Shares.

“Note 2Securities” means Note2 and the Note 2 Conversion Shares.

“Outstanding Balance” means the sum of the Note 1 Outstanding Balance and the Note 2 Outstanding Balance.

“Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

“Principal Trading Market” means (a) NYSE Amex, (b) the New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, (e) the OTC Bulletin Board, (f) the OTCQX or OTCQB, or (g) such other market on which the Common Stock is principally traded at the relevant time, but shall not include OTC Pink (a.k.a., “pink sheets”).

“Purchase Price” is defined in Section 2.1(a) hereof.

“Registration Statement” means a registration statement of the Company under the 1933 Act covering securities of the Company (including Common Stock) on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

“Requisite Approval” means (a) the approval of the stockholders of the Company holding the requisite number of shares of capital stock of the Company necessary to approve the transactions contemplated by the Transaction Documents and to approve an increase in the number of authorized shares of capital stock sufficient to reserve the number of Shares required to be reserved under the Share Reserve (as defined below) and (b) the approval of NASDAQ of the transactions contemplated by the Transaction Documents.

“Rule 144” means (a) Rule 144 promulgated under the 1933 Act or (b) any other similar rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration under the 1933 Act.

“SecondClosing Date” means the date of the closing of the purchase and sale of the Note 2Securities.

 “Securities” means the Note 1 Securities and Note 2 Securities.

“Shares” means the shares of Common Stock representing any or all of the Conversion Shares.

“State of Incorporation” means Nevada.

“Subsidiary” or “Subsidiaries” means, as of the relevant date, any subsidiary or subsidiaries of the Company (whether or not included in the Company’s SEC Documents) whether now existing or hereafter acquired or created.

“Trading Day” means any day during which the Principal Trading Market shall be open for business.

“Transaction Documents” means this Agreement, the Notes, the Transfer Agent Letters, and all other certificates (including without limitation the Secretary’s Certificate), documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time.

“Transfer Agent” means, at any time, the transfer agent for the Common Stock.

“Wire Instructions” means the wire instructions for the Purchase Price, as provided by the Company, set forth on ANNEX I.

2.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

2.1.   Purchase.

(a)   Subject to the terms and conditions of this Agreement and the other Transaction Documents, the undersigned Buyer hereby agrees to purchase from the Company a Convertible Promissory Note in the principal amount of $310,000.00 substantially in the form attached hereto as ANNEX II (the “Note 1”) and, conditioned upon the Company obtaining the Requisite Approval, a Convertible Promissory Note in the principal amount of $250,000 substantially in a the form attached hereto as ANNEX III(“Note 2”, and together with Note 1, the “Notes”). In consideration thereof, the Buyer shall pay $250,000.00 (the “Note 1 Purchase Price”) to the Company at the First Closing (defined below) and, conditioned upon the Company obtaining Requisite Approval, $250,000 to the Company at theSecond Closing (the “Note 2 Purchase Price,” and together with the Note 1 Purchase Price, the “Purchase Price”). The Note 1 Purchase Price and the Note 2 Purchase Price, if applicable, shall be paid to the Company at the First Closing or Second Closing, as applicable, in accordance with the Wire Instructions.

(b)   In consideration for the Note 1 Purchase Price, the Company shall, at the First Closing:

(i) execute and deliver to the Transfer Agent, and the Transfer Agent shall execute to indicate its acceptance thereof, the irrevocable letter of instructions to transfer agent substantially in the form attached hereto as ANNEX IV(the “Transfer Agent Letter 1”);

(ii) cause to be executed and delivered to the Buyer a fully executed secretary’s certificate and written consent of directors evidencing the Company’s approval of the Transaction Documents substantially in the forms attached hereto as ANNEX V (together, the “Secretary’s Certificate”); and

(iii) cause to be executed and delivered to the Buyer a fully executed share issuance resolution to be delivered to the Transfer Agent substantially in the form attached hereto as ANNEX VI (the “Share Issuance Resolution”).

(c)   At the First Closing, the Buyer shall deliver to the Company the Note 1 Purchase Price.

(d)   In consideration for the Note 2 Purchase Price, if applicable, the Company shall, at the Second Closing:

(i)  deliver appropriate evidence of the Requisite Approval;

(ii) execute and deliver to the Transfer Agent, and the Transfer Agent shall execute to indicate its acceptance thereof, the irrevocable letter of instructions to transfer agent substantially in the form attached hereto asANNEX VII(the “Transfer Agent Letter 2”, and together with Transfer Agent Letter 1, the “Transfer Agent Letters”); and

(iii) cause to be executed and delivered to the Buyer a fully executed secretary’s certificate substantially in the form of the Secretary’s Certificate certifying that the written consent of the directors approving the Transaction Documents is still in effect and has not been amended, rescinded or modified since its adoption; and

(iv) cause to be executed and delivered to the Buyer a fully executed share issuance resolution to be delivered to the Transfer Agent substantially in the form of the Share Issuance Resolution.

(e) At the Second Closing, the Buyer shall deliver the Note 2 Purchase Price.

2.2.   Form of Payment; Delivery of Securities.  The purchase and sale of the Note 1 Securities shall take place at a first closing (the “First Closing”) to be held at the offices of the Buyer on the First Closing Date.  At the First Closing, the Company will deliver the Transaction Documents (other than Note 2) to the Buyer against delivery by the Buyer to the Company of the Note 1 Purchase Price.  Upon receipt of the Requisite Approval, the purchase and sale of the Note 2 Securities shall take place at a second closing (the “Second Closing”)to be held at the offices of the Buyer on the Second Closing Date.  At the Second Closing, the Company will deliver Note 2 to the Buyer against delivery by the Buyer to the Company of the Note 2 Purchase Price.

2.3.   Purchase Price. Note 1 carries an original issue discount of $50,000.00 (the “OID”).  In addition, the Company agrees to pay $10,000.00 to the Buyer to cover the Buyer’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Note 1 Securities (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of Note 1. The Purchase Price, therefore, shall be $500,000.00, computed as follows: $310,000.00 original principal balance of Note 1, plus $250,000 original principal balance of Note 2, less the OID, less the Transaction Expense Amount.

3.   BUYER REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

3.1.   Binding Obligation. The Transaction Documents to which the Buyer is a party, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Buyer.  This Agreement has been executed and delivered by the Buyer, and this Agreement is, and each of the other Transaction Documents to which the Buyer is a party, when executed and delivered by the Buyer (if necessary), will be valid and binding obligations of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

3.2.   Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Regulation D.

4.   COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that:

4.1.   Rights of Others Affecting the Transactions.  There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities. No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Documents.

4.2.   Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.  The Company has registered its stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act. The Company has not taken any action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Common Stock is quoted on the Principal Trading Market.  The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.3.   Authorized Shares.

(a)   The authorized capital stock of the Company consists of Series A Preferred Stock, $10.00 par value per share, of which approximately 125,125 are outstanding; Series B Preferred Stock, $100.00 par value per share, of which approximately 200,000 are outstanding; and Common Stock, $0.01 par value per share, of which approximately 133,226,259 are outstanding as of July 26, 2012. Of the outstanding shares of Common Stock, approximately 9,121,667 shares are beneficially owned by Affiliates of the Company.

(b)   Other than as set forth in the Company’s SEC Documents, there are no outstanding securities which are convertible into or exchangeable for shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future.

(c)   All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. After considering all other commitments that may require the issuance of Common Stock, the Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date, were the Notes issued and fully converted on that date.

(d)   The Shares have been duly authorized by all necessary corporate action on the part of the Company as of or prior to the Closing in accordance with the terms of this Agreement, and, when issued on conversion of, or in payment of interest on the Notes in accordance with the terms thereof, will have been duly and validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, and will not subject the Holder thereof to personal liability by reason of being a Holder.

(e)   The Conversion Shares are enforceable against the Company and the Company presently has no claims or defenses of any nature whatsoever with respect to the Conversion Shares.

4.4.   Transaction Documents and Stock. This Agreement and each of the other Transaction Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Notes, and each of the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally.

4.5.   Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company, the issuance of the Securities in accordance with the terms hereof and thereof, and the consummation by the Company of the other transactions contemplated by this Agreement, the Notes, and the other Transaction Documents do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (a) the Certificate of Incorporation or bylaws of the Company, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which such party or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (c) to the Company’s knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of the Company’s properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

4.6.   Approvals.  No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

4.7.   Filings; Financial Statements.  None of the Company’s SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension.  As of their respective dates, the financial statements of the Company included in the Company’s SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Buyer which is not included in the Company’s SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

4.8.   Absence of Certain Changes.  Since the Last Audited Date, there has been no Material Adverse Effect. Since the Last Audited Date, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (b) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (c) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (d) sold, assigned or transferred any other material tangible assets, or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (e) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (f) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (g) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

4.9.   Full Disclosure.  There is no fact known to the Company or that the Company should know after having made all reasonable inquiries (other than conditions known to the public generally or as disclosed in the Company’s SEC Documents since the Last Audited Date) that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

4.10.         Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents.  The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which the Company or any of its properties is bound, that involve the transactions contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

4.11.         Absence of Events of Default.  Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to (a) its Certificate of Incorporation or bylaws or other organizational documents, each as currently in effect, or any material judgment, order, writ, decree, statute, rule or regulation applicable to such entity; or (b) any material mortgage, indenture, agreement, instrument or contract to which such entity is a party or by which it or any of its properties or assets are bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), except such breach or default which would not have or result in a Material Adverse Effect.

4.12.         Absence of Certain Company Control Person Actions or Events.  None of the following has occurred during the past five (5) years with respect to a Company Control Person:

(a)   A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he or she was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two (2) years before the time of such filing;

(b)   Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)   Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

(i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission (“CFTC”) or engaging in or continuing any conduct or practice in connection with such activity;

(ii) engaging in any type of business practice; or

(iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)   Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) calendar days the right of such Company Control Person to engage in any activity described in Section 4.12(c)) above, or to be associated with Persons engaged in any such activity; or

(e)   Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

4.13.         No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Transaction Documents or the Company’s most recently filed SEC Documents (Form 10-K or 10-Q) or those incurred in the ordinary course of the Company’s business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect.  No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable laws, rules or regulations, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.  There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (a) change the Certificate of Incorporation or bylaws of the Company, each as currently in effect, with or without stockholder approval, which change would reduce or otherwise adversely affect the rights and powers of the stockholders of the Common Stock, or (b) materially or substantially change the business, assets or capital of the Company, including its interests in Subsidiaries.

4.14.   No Integrated Offering.  Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, made any offer or sale of any security of the Company or solicited any offer to buy any such security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

4.15.   Dilution.  Each of the Company and its executive officers and directors is aware that the number of shares of Common Stock issuable upon the execution of this Agreement, the conversion of the Notes, or pursuant to the other terms of the Transaction Documents may have a dilutive effect on the ownership interests of the other stockholders (and Persons having the right to become stockholders) of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon each conversion of the Notes is binding upon the Company and enforceable regardless of the dilution such issuances may have on the ownership interests of other stockholders of the Company, and the Company will honor such obligations, including honoring every Conversion Notice, unless the Company is subject to an injunction (which injunction was not sought by the Company or any of its directors or executive officers) prohibiting the Company from doing so.

4.16.   Fees to Brokers, Placement Agents and Others.  Other than the fee owed to Brian Feingold (the “Broker Fee”), the Company has taken no action which would give rise to any claim by any Person for a brokerage commission, placement agent or finder’s fees or similar payments by the Buyer relating to this Agreement or the transactions contemplated hereby.  Except for such fees arising as a result of any agreement or arrangement entered into by the Buyer without the knowledge of the Company (a “Buyer’s Fee”), the Buyer shall have no obligation with respect to such fees, including the Broker Fee, or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby.  The Company shall indemnify and hold harmless each of the Buyer, its employees, officers, directors, stockholders, managers, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of the Broker Fee and any other such claimed or existing fees (other than a Buyer’s Fee, if any).

4.17.   Disclosure.  All information relating to or concerning the Company set forth in the Transaction Documents or in the Company’s SEC Documents or other public filings provided by or on behalf of the Company to the Buyer is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which under applicable laws, rules or regulations, requires public disclosure or announcement by the Company.

4.18.   Confirmation.  The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to the payment of the Note 1 Purchase Price or the Note 2 Purchase Price by the Buyer to the Company which would make any of the Company’s representations or warranties set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer in writing prior to such date of such events or circumstances, specifying which representations or warranties are affected and the reasons therefor.

4.19.   Title. The Company and the Subsidiaries, if applicable, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties, subject to no liens, claims or encumbrances except as have been disclosed to the Buyer.

4.20.   Intellectual Property.

(a)   Ownership.  The Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes and any and all other proprietary rights (“Intellectual Property”) necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect.  Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company’s business, all of which have been made available for review by the Buyer, there are no outstanding options, licenses or agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity.  The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor.  The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the present conduct of its business other than in the ordinary course of its business.  There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property, other than in the ordinary course of its business.

(b)   No Breach by Employees.  The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted.  Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.  The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company of which it is aware.

4.21.   No Shell Company. The Company is not, nor has it ever been, the type of “issuer” defined in Rule 144(i)(1) under the 1933 Act.

4.22.   Environmental Matters.

(a)   No Violation. There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(b)   No Hazardous Materials. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(c)   No Storage Tanks.  There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

5.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

5.1.   Covenants and Acknowledgements of the Buyer.

(a)   Transfer Restrictions.  The Buyer acknowledges that (i) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as included in an effective Registration Statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided herein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

(b)   Restrictive Legend.  The Buyer acknowledges and agrees that, until such time as the relevant Securities have been registered under the 1933 Act, and may be sold in accordance with an effective Registration Statement, or until such Securities can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

5.2.   Covenants, Acknowledgements and Agreements of the Company. As a condition to the Buyer’s obligation to purchase the Securities contemplated by this Agreement, and as a material inducement for the Buyer to enter into this Agreement and the other Transaction Documents, until all of the Company’s obligations hereunder and the Notes are paid and performed in full, or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants:

(a)   Filings.  From the date hereof until the date that is six (6) months after all the Conversion Shares either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144 (the “Registration Period”), the Company shall timely make all filings required to be made by it under the 1933 Act, the 1934 Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the Principal Trading Market, and such filings shall conform to the requirements of applicable laws, regulations and government agencies, and, unless such filings are publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge), the Company shall provide a copy thereof to the Buyer promptly after such filings. Without limiting the foregoing, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. Additionally, within four (4) Trading Days following the date of this Agreement, the Company shall file a current report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and approved by the Buyer and attaching the material Transaction Documents as exhibits to such filing. The Company shall further redact all confidential information from such Form 8-K. Additionally, the Company shall furnish to the Buyer, so long as the Buyer owns any Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such Securities pursuant to Rule 144 without registration.

(b)   Reporting Status.  So long as the Buyer beneficially owns Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(c)   Listing.  The Common Stock shall be listed or quoted for trading on any of (i) NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, (v) the OTC Bulletin Board, (vi) the OTCQX or (vii) the OTCQB. The Company shall promptly secure the listing of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents. The Company shall comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market and/or the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) calendar days after the date on which eachNote has been converted or paid in full.

(d)   Use of Proceeds.  The Company shall use the net proceeds received hereunder for working capital and general corporate purposes only; provided, however, the Company will not use such proceeds to pay fees payable (i) to any broker or finder relating to the offer and sale of the Notes, or (ii) to any other party relating to any financing transaction effected prior to the Closing Date.

(e)   Publicity, Filings, Releases, Etc.  Neither party shall disseminate any information relating to the Transaction Documents or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, “Publicity”), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof.  Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.  In furtherance of the foregoing, the Company shall provide to the Buyer’s Counsel a draft of the first current report on Form 8-K or a quarterly or annual report on Form 10-Q or 10-K, as the case may be, intended to be made with the SEC which refers to the Transaction Documents or the transactions contemplated thereby as soon as practicable (but at least two (2) Trading Days before such filing will be made) and shall not include in such filing (or any other filing filed before then) any statement or statements or other material to which the Buyer reasonably objects, unless in the reasonable opinion of counsel to the Company such statement is legally required to be included. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Documents in filings made with the SEC (but any descriptive text accompanying or part of such filing shall be subject to the other provisions of this subsection).

(f)   FINRA Rule 5110. In the event that the Corporate Financing Rule 5110 of FINRA is or becomes applicable to the transactions contemplated by the Transaction Documents or to the sale by a Holder of any of the Securities, then the Company shall, to the extent required by such rule, timely make any filings and cooperate with any broker or selling stockholder in respect of any consents, authorizations or approvals that may be necessary for FINRA to timely and expeditiously permit the Holder to sell the Securities.

(g)   Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(h)   Corporate Existence.  The Company shall (i) do all things necessary to remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; (ii) preserve and keep in full force and effect all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; (iii) continue to engage in business of the same general type as conducted as of the date hereof; and (iv) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.

(i)   Taxes.  The Company shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP.

(j)   Compliance. The Company shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, “Requirements”) of all governmental bodies, insurers, departments, commissions, boards, courts, authorities, officials or officers which are applicable to the Company, its business, operations, or any of its properties, except where the failure to so comply would not have a Material Adverse Effect; provided, however, that nothing provided herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.

(k)   Reserved.

(l)   Litigation.  From and after the date hereof and until all of the Company’s obligations hereunder and the Notes are paid and performed in full, the Company shall notify the Buyer in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company involving a claim in excess of $100,000.00.

(m)   Performance of Obligations.  The Company shall promptly and in a timely fashion perform and honor all demands, notices, requests and obligations that exist or may arise under the Transaction Documents.

(n)   Failure to Make Timely Filings.  The Company agrees that, if the Company fails to timely file on the SEC’s EDGAR system any information required to be filed by it, whether on a Form 10-K, Form 10-Q, Form 8-K, Proxy Statement or otherwise so as to be deemed a “reporting issuer” with current public information under the 1934 Act, the Company shall be liable to pay to the Holder, in addition to any other available remedies in the Transaction Documents or at law or in equity, an amount based on the following schedule (where, for purposes of this subsection, “No. Trading Days Late” refers to each Trading Day after the latest due date for the relevant filing):

No. Trading Days Late	Late Filing Payment For Each $10,000.00 of Outstanding Principal of the Note

1	$100.00
2	$200.00
3	$300.00
4	$400.00
5	$500.00
6	$600.00
7	$700.00
8	$800.00
9	$900.00
10	$1,000.00
>10	$1,000.00 + $200.00 for each Trading
Day late beyond 10

The Company shall pay any payments incurred under this subsection in immediately available funds upon demand by the Holder; provided, however, that the Holder making the demand may specify that the payment shall be made in shares of Common Stock at the Conversion Price applicable to the date of such demand.  If the payment is to be made in shares of Common Stock, such shares shall be considered Conversion Shares under the Notes, with the “Delivery Date” for such shares being determined from the date of such demand. The demand for payment of such amount in shares of Common Stock shall be considered a “Conversion Notice” under the Notes (but the delivery of such shares shall be in payment of the amount contemplated by this subsection and not in payment of any principal or interest on the Notes).

(o)   Share Reserve. In order to allow for, as of the relevant date of determination, the conversion of the entire Outstanding Balance into Common Stock, the Company shall take all action necessary from time to time to reserve for the benefit of the Holder the number of authorized but unissued shares of Common Stock equal to the amount calculated as follows (such calculated amount is referred to as the “Share Reserve”): 12,000,000 shares of Common Stock until the earlier of the Company obtaining the Requisite Approval or thirty (30) calendar days following the date of this Agreement(the “Initial Reserve Period’); and at all times after the Initial Reserve Period,two times the higher of (A) the Outstanding Balance divided by the Conversion Price, and (B) the Outstanding Balance divided by the Market Price. Immediately following the end of the Initial Reserve Period, the Company shall send an updated letter to the Transfer Agent in the form substantially similar to Transfer Agent Letter 1 increasing the Share Reserve to the amount required hereunder and use its best efforts to cause the Transfer Agent to acknowledge such updated letter.  If at any time the Share Reserve is less than required herein, the Company shall immediately increase the Share Reserve in an amount equal to no less than the deficiency. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call a special meeting of the stockholders as soon as practicable after such occurrence, but in no event later than thirty (30) calendar days after such occurrence, and hold such meeting as soon as practicable thereafter, but in no event later than sixty (60) calendar days after such occurrence, for the sole purpose of increasing the number of authorized shares of Common Stock. The Company’s management shall recommend to the Company’s stockholders to vote in favor of increasing the number of authorized shares of Common Stock.  Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. The Company shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this subsection. All calculations with respect to determining the Share Reserve shall be made without regard to any limitations on conversion of the Notes.

(p)   DWAC Eligibility. At all times during which any portion of the Notes remains outstanding, the Company shall cause all DWAC Eligible Conditions to be satisfied.

(q)   Anti-Dilution Certification.  For so long as any portion of the Notes remains outstanding, the Company shall deliver to the Buyer on or before the 10th day of each month a certification in the form attached hereto as ANNEX VII whereby the Company shall notify the Buyer of a Dilutive Issuance (as defined in each respective Note) or any other event(s) that occurred during the previous month that triggers anti-dilution protection or other adjustments to the applicable Conversion Price (each an “Anti-Dilution Event”), or, if no Anti-Dilution Event occurred, certifying to the Buyer that no Anti-Dilution Event occurred during the previous month.

(r)   Change in Nature of Business. The Company shall not directly or indirectly engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company on the date of this Agreement or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose if such modification may have a material adverse effect on any rights of, or benefits to, the Holder under any of the Transaction Documents.

(s)   Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business, in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(t)   Maintenance of Insurance.  The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(u)   Restriction on Redemption. The Company shall not, directly or indirectly, redeem or repurchase its capital stock without the prior express written consent of the Holder.

(v)   Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired, whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights supported by fair market value consideration as determined in the reasonable discretion of the board of directors or the Chief Executive Officer of the Company or its Subsidiary, as the case may be, or (ii) sales of inventory in the ordinary course of business.

(w)   Transactions with Affiliates.  The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a person that is not an Affiliate thereof.

(x)   Certain Negative Covenants of the Company.  From and after the date hereof and until all of the Company’s obligations hereunder and the Notes are paid and performed in full, the Company shall not:

(i) If the Company is in breach of any of its obligations under this Agreement, then Buyer shall have the right, in its sole and absolute discretion, to disallow any new indebtedness for borrowed money without the prior written consent of Buyer.

(ii) Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Company, or amend or modify any agreement related to any of the foregoing, except on terms that are no less favorable, in any material respect, than those obtainable from any person or entity who is not an Affiliate of the Company.

(iii) So long as eitherNote is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, pay cash dividends or distributions on any equity securities of the Company or of its Subsidiaries.

(y)   Piggyback Registrations. (i) During the ninety (90) calendar days immediately following the Closing Date, and (ii) any time after the six-month anniversary of the Closing Date during which  the Buyer is not eligible to sell Shares under Rule 144, the Company shall notify the Buyer in writing at least fifteen (15) Trading Days prior to the filing of any Registration Statement for purposes of a public offering of securities of the Company (including, but not limited to, Registration Statements relating to secondary offerings of securities of the Company) and will afford the Buyer an opportunity to include in such Registration Statement all or part of the Shares it holds. If the Buyer desires to include in any such Registration Statement all or any part of the Shares held by it, the Buyer shall, within fifteen (15) Trading Days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Shares by the Buyer. In the event the Buyer desires to include less than all of its Shares in any Registration Statement it shall continue to have the right to include any Shares in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(z)   Rule 144 Opinion. Either counsel to the Company has delivered to the Buyer an opinion letter, or the Company shall accept, in its reasonable discretion, an opinion letter prepared by legal counsel of Buyer’s choosing (in either case, the “Opinion Letter”), stating that (i) the Company is not a shell company or the type of “issuer” defined in Rule 144(i)(1) under the 1933 Act (a “Shell Company”), (ii) the Company has never been a Shell Company, (iii) the Company is in compliance with all filing requirements under Rule 144 as of the date hereof, and (iv) the Shares may be sold by the Buyer without any restrictions pursuant to Rule 144, so long as the applicable holding period specified by Rule 144 is satisfied, and, as applicable, the Company shall give instructions to its Transfer Agent to issue shares of Common Stock upon conversion of the Notes based upon or otherwise consistent with such Opinion Letter.

(aa)   Transfer Agent Reserve.  From and after the date hereof and until all of the Company’s obligations hereunder and the Notes are paid and performed in full:

(i) the Company shall at all times require its Transfer Agent to establish a reserve of shares of authorized but unissued Common Stock in an amount not less than the Share Reserve (the “Transfer Agent Reserve”);

(ii) the Company shall require its Transfer Agent to hold the Transfer Agent Reserve for the exclusive benefit of the Holder and shall authorize the Transfer Agent to issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder only (subject to subsection (iii) immediately below);

(iii) the Company shall cause the Transfer Agent to agree that when the Transfer Agent issues shares of Common Stock to the Holder pursuant to the Transaction Documents, the Transfer Agent will not issue such shares from the Transfer Agent Reserve, unless such issuance is pre-approved in writing by the Holder;

(iv) the Company shall cause the Transfer Agent to agree that it will not reduce the Transfer Agent Reserve under any circumstances, unless such reduction is pre-approved in writing by the Holder;

(v) no less frequently than at the end of each calendar quarter, the Company shall recalculate the Transfer Agent Reserve as of such time (each a “Transfer Agent Reserve Calculation”), and if additional shares of Common Stock are required to be added to the Transfer Agent Reserve pursuant to subsection (i) immediately above, the Company shall immediately give written instructions to the Transfer Agent to cause the Transfer Agent to set aside and increase the Transfer Agent Reserve by the necessary number of shares of Common Stock; and

(vi) no less frequently than quarterly, the Company shall certify in writing to the Holder (A) the correctness of the Company’s Transfer Agent Reserve Calculation and (B) that either (1) the Company has instructed the Transfer Agent to increase the Transfer Agent Reserve in accordance with the terms hereof, or (2) there was no need to increase the Transfer Agent Reserve, in either case consistent with the Transfer Agent Reserve Calculation.

For the avoidance of any doubt, the requirements of this Section 5.2 are material to this Agreement and any violation or breach thereof by the Company shall constitute a default under this Agreement.

6.   TRANSFER AGENT.

6.1.   Instructions. The Company covenants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 5.1(a) hereof, the Company will give the Transfer Agent no instructions inconsistent with the Transfer Agent Letters. Except as required by Sections 5.1(a) and 5.1(b) of this Agreement and the Transfer Agent Letters, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.  Nothing in this subsection shall affect in any way the Buyer’s obligations and agreement to comply with all applicable securities laws upon resale of the Securities.  If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (i)(B) of Section 5.1(a) of this Agreement is not required under the 1933 Act or upon request from a Holder while an applicable Registration Statement is effective, the Company shall (except as provided in clause (ii) of Section 5.1(a) of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares, use its best efforts to cause the Transfer Agent to promptly deliver to the Holder or its broker, as applicable, such Conversion Shares by way of the DWAC system.

6.2.   DWAC Eligible. The Company specifically covenants that, as of the Closing Date, all DWAC Eligible Conditions are satisfied. The Company shall notify the Buyer in writing if the Company at any time while the Holder holds Securities becomes aware of any plans of the Transfer Agent to voluntarily or involuntarily terminate its participation in the DTC/FAST Program. While any Holder holds Securities, the Company shall at all times after the Closing Date maintain a transfer agent which participates in the DTC/FAST Program, and the Company shall not appoint any transfer agent which does not participate in the DTC/FAST Program.  Nevertheless, if at any time the Company receives a Conversion Notice and all DWAC Eligible Conditions are not then satisfied (including without limitation because the Transfer Agent is not then participating in the DTC/FAST Program or the Conversion Shares are not otherwise transferable via the DWAC system), then the Company shall instruct the Transfer Agent to immediately issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Holder and consistent with the terms and conditions of the Transaction Documents.

6.3.   Transfer Fees. The Company shall assume any fees or charges of the Transfer Agent or Company Counsel regarding (a) the removal of a legend or stop transfer instructions with respect to the Securities, and (b) the issuance of certificates or DWAC registration to or in the name of the Holder or the Holder’s designee or to a transferee as contemplated by an effective Registration Statement.  Notwithstanding the foregoing, it shall be the Holder’s responsibility to obtain all needed formal requirements (e.g., medallion guarantee) in connection with any electronic issuance of shares of Common Stock.

7.   DELIVERY OF SHARES.

7.1.   Delay in Issuing Shares.

(a)   The Company understands that a delay in the delivery of Conversion Shares, whether on conversion of all or any portion of the Notes and/or in payment of accrued interest, beyond the relevant Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, in addition to any other available remedies in the Transaction Documents or at law or in equity, the Company shall pay late payments to the Holder for late delivery of the Conversion Shares in accordance with the following schedule (where, for purposes of this subsection, “No. Trading Days Late” is defined as the number of Trading Days beyond three (3) Trading Days after the applicable Delivery Date):

No. Trading Days Late	Late Payment for Each $10,000.00 of Principal or Interest Being Converted under the Notes

1	$100.00
2	$200.00
3	$300.00
4	$400.00
5	$500.00
6	$600.00
7	$700.00
8	$800.00
9	$900.00
10	$1,000.00
>10	$1,000.00 + $200.00 for each Trading Day Late beyond 10

As elected by the Holder, the amount of any payments incurred under this Section 7.1(a) shall either be automatically added to the principal balance of the Notes (without the need to provide any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand. Nothing herein shall limit the Holder’s right to pursue additional damages for the Company’s failure to issue and deliver the Conversion Shares to the Holder within a reasonable time.  The Company acknowledges that if the Company fails to effect delivery of the Conversion Shares as and when required, the Holder may revoke the Conversion Notice or Notice of Exercise pursuant to the terms set forth in the Notes.  Notwithstanding any such revocation, the charges described in this Section 7.1(a) which have accrued through the date of such revocation shall remain due and owing to the Holder.

(b)   If, by the third Trading Day after the relevant Delivery Date, the Company fails for any reason to deliver the Conversion Shares, but at any time after the Delivery Date, the Holder purchases, in an arm’s-length open market transaction or otherwise, shares of Common Stock (the “Covering Shares”) in order to make delivery in satisfaction of a sale of Common Stock by the Holder (the “Sold Shares”), which delivery such Holder anticipated to make using the shares of Common Stock to be issued upon such conversion or exercise (a “Buy-In”), the Holder shall have the right to require the Company to pay to the Holder, in addition to and not in lieu of the amounts contemplated in other provisions of the Transaction Documents, including, but not limited to, the provisions of the immediately preceding Section 7.1(a), the Buy-In Adjustment Amount (as defined below).  The “Buy-In Adjustment Amount” is the amount equal to the number of Sold Shares multiplied by the excess, if any, of (i) the Holder’s total purchase price per share (including brokerage commissions, if any) for the Covering Shares over (ii) the net proceeds per share (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares.  The Company shall pay the Buy-In Adjustment Amount to the Holder in immediately available funds immediately upon demand by the Holder.  By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000.00 to cover a Buy-In with respect to shares of Common Stock the Holder sold for net proceeds of $10,000.00, the Buy-In Adjustment Amount which Company will be required to pay to the Holder will be $1,000.00.

7.2.   Bankruptcy. The Holder of each respectiveNote shall be entitled to exercise its conversion privilege with respect to such Note, notwithstanding the commencement of any case under 11 U.S.C. §101 et seq. (the “Bankruptcy Code”).  In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of such Holder’s exercise privileges.  The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of the conversion of the Notes. The Company agrees, without cost or expense to such Holder, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. §362.

8.   CLOSING DATE.

8.1.   The First Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 9 and 10 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

8.2.   Closing of the purchase and sale of the Note 1 Securities, which the parties anticipate shall occur concurrently with the execution of this Agreement, shall occur at the offices of the Buyer and shall take place no later than 3:00 P.M., Eastern Time, or on such day or such other time as is mutually agreed upon by the Company and the Buyer.

8.3.   The Second Closing Date shall occur on the date which is the fifth Trading Day after the Company has obtained the Requisite Approval.

8.4.   Closing of the purchase and sale of the Note 2 Securities, which the parties anticipate shall occur on the Second Closing Date, shall occur at the offices of the Buyer and shall take place no later than 3:00 P.M., Eastern Time, or on such day or such other time as is mutually agreed upon by the Company and the Buyer.

9.   CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The Company’s obligation to sell the applicable Securities to the Buyer pursuant to this Agreement on the applicable Closing Date is conditioned upon and subject to the fulfillment, on or prior to such Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Company:

9.1.   The execution and delivery of this Agreement and, as applicable, the other Transaction Documents by the Buyer.

9.2.   Delivery by the Buyer of good funds as payment in full of an amount equal to the Note 1 Purchase Price and Note 2 Purchase Price, as applicable, in accordance with this Agreement.

9.3.   The accuracy on the applicable Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date.

9.4.   There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.   CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE. The Buyer’s obligation to purchase the applicable Securities from the Company pursuant to this Agreement on the applicable Closing Date is conditioned upon and subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Buyer:

10.1.   The execution and delivery of this Agreement, Transfer Agent Letter 1, the Secretary’s Certificate, and, as applicable, the other Transaction Documents by the Company.

10.2.   The delivery by the Company to the Buyer of Note 1 as of the First Closing and Note 2 as of the Second Closing, in original form, duly executed by the Company, in accordance with this Agreement.

10.3.   On the First Closing Date, each of the Transaction Documents (other than Note 2) executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder.

10.4.   On the Second Closing Date, appropriate evidence that the Company has obtained the Requisite Approval.

10.5.   On the Second Closing Date, the execution and delivery of Transfer Agent Letter 2.

10.6.   The Company shall have authorized and reserved for the purpose of issuance under the Transaction Documents shares of Common Stock in an amount no less than the Share Reserve as of each Closing Date.

10.7.   The accuracy in all material respects on each Closing Date of the representations and warranties of the Company contained in this Agreement and the other Transaction Documents, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date.

10.8.   There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.9.        From and after the date hereof up to and including each respective Closing Date, each of the following conditions will remain in effect: (a) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (b) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (c) no minimum prices shall been established for securities traded on the Principal Trading Market; (d) there shall not have been any material adverse change in any financial market; and (e) there shall not have occurred any Material Adverse Effect.

10.10.  Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained (a) all governmental approvals required in connection with the lawful sale and issuance of the Securities, and (b) all third party approvals required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents by the Company or the performance of the Company’s obligations thereunder.

10.11.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Buyer.

11.   INDEMNIFICATION.

11.1.         The Company agrees to defend, indemnify and forever hold harmless the Buyer and its stockholders, directors, officers, managers, members, partners, Affiliates, employees, attorneys, and agents, and each Buyer Control Person (collectively, the “Buyer Parties”) from and against any losses, claims, damages, liabilities or expenses incurred (collectively, “Damages”), joint or several, and any action in respect thereof to which the Buyer or any of the other Buyer Parties becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement or any of the other Transaction Documents, as such Damages are incurred. The Buyer Parties with the right to be indemnified under this subsection (the “Indemnified Parties”) shall have the right to defend any such action or proceeding with attorneys of their own selection, and the Company shall be solely responsible for all costs and expenses related thereto.  If the Indemnified Parties opt not to retain their own counsel, the Company shall defend any such action or proceeding with attorneys of its choosing at its sole cost and expense, provided that such attorneys have been pre-approved by the Indemnified Parties, which approval shall not be unreasonably withheld, and provided further that the Company may not settle any such action or proceeding without first obtaining the written consent of the Indemnified Parties.

11.2.         The indemnity contained in this Agreement shall be in addition to (a) any cause of action or similar rights of the Buyer Parties against the Company or others, and (b) any other liabilities the Company may be subject to.

12.   SPECIFIC PERFORMANCE.  The Company and the Buyer acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Transaction Documents were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that the parties (including any Holder) shall be entitled to an injunction or injunctions, without the necessity to post a bond (except as specified below), to prevent or cure breaches of the provisions of this Agreement or any of the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity; provided, however, that the Company, upon receipt of a Conversion Notice, may not fail or refuse to deliver certificates representing shares of Common Stock and the related legal opinions, if any, or if there is a claim for a breach by the Company of any other provision of this Agreement or any of the other Transaction Documents, the Company shall not raise as a legal defense any claim that the Holder or anyone associated or affiliated with the Holder has violated any provision hereof or any of the other Transaction Documents or has engaged in any violation of law or any other claim or defense, unless the Company has first posted a bond for one hundred fifty percent (150%) of the principal amount and, if relevant, then obtained a court order specifically directing it not to deliver such certificates to the Holder. The proceeds of such bond shall be payable to the Holder to the extent that the Holder obtains judgment or its defense is recognized.  Such bond shall remain in effect until the completion of the relevant proceeding and, if the Holder appeals therefrom, until all such appeals are exhausted.  This provision is deemed incorporated by reference into each of the Transaction Documents as if set forth therein in full.

13. OWNERSHIP LIMITATION.

13.1.   If at any time after the Closing, the Buyer shall or would receive shares of Common Stock in payment of interest or principal under the Notes or upon conversion of the Notes, so that the Buyer would, together with other shares of Common Stock held by it or its Affiliates, hold by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding the Maximum Percentage (as defined in each respectiveNote), the Company shall not be obligated and shall not issue to the Buyer shares of Common Stock which would exceed the Maximum Percentage, but only until such time as the Maximum Percentage would no longer be exceeded by any such receipt of shares of Common Stock by the Buyer. The foregoing limitations regarding the Maximum Percentage are enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Buyer. Additionally, if at any time after the Closing the Market Capitalization of the Common Stock (as defined in each respectiveNote) falls below $3,000,000, then from that point on, for so long as the Buyer or its Affiliate owns Common Stock or rights to acquire Common Stock, the Company shall post (or cause to be posted), no less frequently than every thirty (30) calendar days, the then-current number of issued and outstanding shares of its capital stock to the Company’s web page located at OTCmarkets.com (or such other web page approved by the Holder). The Company understands that its failure to so post its shares outstanding could result in economic loss to the Holder.  As compensation to the Holder for such loss, in addition to any other available remedies in the Transaction Documents or at law or in equity, the Company shall pay the Holder a late fee of $500.00 per calendar day for each calendar day that the Company fails to comply with the foregoing obligation to post its shares outstanding.  As elected by the Holder, the amount of any late fees incurred under this Section 13 shall either be automatically added to the principal balance of the applicable Note (without the need to provide any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand.

13.2.   Notwithstanding anything contained in the Transaction Documents to the contrary, in no event shall the Company be obligated to issue to Buyer a number of shares of Common Stock greater than 19.99% of total number of shares of the Company’s Common Stock outstanding as of the date hereof without first obtaining the Requisite Approval.  The Company covenants and agrees to obtain the Requisite Approval within thirty (30) calendar days of the date of this Agreement; the failure by the Company to obtain the Requisite Approval during such thirty-day period shall be considered an Event of Default (as defined in Note 1) under Note 1.

14.   [Intentionally Deleted].

15.   OPTION FOR ADDITIONAL FINANCING. For a period beginning on the Closing Date and ending 12 months thereafter (the “Option Period”), the Holder shall have the option to advance to the Company in one or more installments additional financing up to an aggregate amount not to exceed $500,000 (the “Option”).  The promissory note to be issued by the Company to Buyer in connection with the exercise of such Option (the “Option Note”) will have terms consistent with those set forth in the Notes and will be subject to the terms and conditions set forth in this Agreement, adjusted for the principal amount of the Option Note and the date of issuance of suchOption Note. In order to exercise the Option, the Buyer must provide written notice to the Company within the Option Period stating the Buyer’s intent to exercise its Option (“Election to Exercise Option”).Subject to compliance with applicable state and federal securities laws, the Buyer and the Company shall effect the purchase and issuance of the Option Note, including the payment of the Option Purchase Price (defined below), within ten (10) Trading Days after the delivery of the Election to Exercise Option (the “Option Closing”).  The “Option Purchase Price” will equal the principal amount of the Option Note, less the OID and the Transaction Expense Amount. The amount of the OID and the Transaction Expense Amount will be proportionate to the OID and Transaction Expense Amount described in Section 2.3 hereof.  For example, if the Buyer elects an Option Purchase Price of $500,000, then the total principal amount of the Option Note will be $560,000, the OID will be $50,000, and the Transaction Expense Amount will be $10,000. Payment of the Option Purchase Price will be made, at the option of the Buyer in writing, (a) in cash (by cashiers or bank certified check), (b) by wire transfer, (c) by offset of all or a portion of any outstanding indebtedness owed by the Company to the Buyer, or (d) by any combination of the foregoing. The Buyer may elect to transfer the Option Purchase Price into an escrow account pending issuance of such Option Note. The date that the Option Purchase Price is delivered to the Company, or the escrow agent, as applicable, or the date that the Buyer elects to offset the Option Purchase Price by outstanding indebtedness, shall be considered the “Issuance Date” under the Option Note.

16.   MISCELLANEOUS.

16.1.   Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each party hereto hereby (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) calendar days after such mailing.

16.2.   Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

16.3.   Pronouns.  All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

16.4.   Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

16.5.   Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

16.6.   Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

16.7.   Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes and contains the entire agreement and understanding between the parties hereto, and supersedes all prior oral or written agreements and understandings between Buyer, Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and, except as specifically set forth herein or therein, neither Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

16.8.   Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by Company and Buyer.

16.9.   No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing (including an email message) and (b) only in the specific instance and for the specific purpose for which made or given.

16.10.   Currency. All dollar amounts referred to or contemplated by this Agreement or any other Transaction Documents shall be deemed to refer to US Dollars, unless otherwise explicitly stated to the contrary.

16.11.   Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, the Buyer shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including its financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

16.12.   Advice of Counsel. In connection with the preparation of this Agreement and all other Transaction Documents, the Company, for itself and on behalf of its stockholders, officers, agents, and representatives acknowledges and agrees that Buyer’s Counsel prepared initial drafts of this Agreement and all of the other Transaction Documents and acted as legal counsel to the Buyer only.  The Company, for itself and on behalf of its stockholders, officers, agents, and representatives, (a) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (b) either has sought such legal counsel or hereby waives the right to do so.

16.13.   No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

16.14.   Attorney’s Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

16.15.   Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY.  THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

16.16.   Rights and Remedies Cumulative.  All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Buyer may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

16.17.   Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

16.18.   Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a)   the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile or electronic mail transmission,

(b)   the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c)   the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to the Company:

Seven Arts Entertainment Inc.
Attn: Peter Hoffman
8439 Sunset Boulevard, Suite 402
West Hollywood, California 90069

with a copy to (which shall not constitute notice):

Baker & Hostetler LLP
Attn: Randolf Katz
600 Anton Boulevard, Suite 900
Costa Mesa, California 92626-7221

If to the Buyer:

Tonaquint, Inc.
Attn: John M. Fife
303 East Wacker Drive, Suite 1200
Chicago, Illinois  60601

with a copy to (which shall not constitute notice):

Hansen Black Anderson PLLC
Attn: Jonathan K. Hansen
2940 West Maple Loop Drive, Suite 103
Lehi, Utah 84043
Telephone: 801.922.5000

16.19.   Cross Default. Any Event of Default (as defined in each respectiveNote) under either Note shall be deemed a default under this Agreement and the other Note. Upon such a default of this Agreement by the Company, the Buyer shall have all those rights and remedies available at law or in equity, including without limitation those remedies set forth in the Notes.

16.20.   Expenses. Except as provided in Section 16.14, and except for the Transaction Expense Amount required to be paid by the Company to the Buyer pursuant to Section 2.3, the Company and the Buyer shall be responsible for paying such party’s own fees and expenses (including legal expenses) incurred in connection with the preparation and negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby.

16.21.   Replacement of the Notes. Subject to any restrictions on or conditions to transfer set forth in the Notes, the Holder of the a Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal corporate office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new convertible promissory note(s), each in the principal amount requested by such Holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such Holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. As applicable, upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new convertible promissory note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on the Note or, if no interest shall have yet been so paid, dated the date of the Note.

17.   SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. The Company’s and the Buyer’s covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Closing hereunder for the maximum time allowed by applicable law, and shall inure to the benefit of the Buyer and the Company and their respective successors and permitted assigns.

[Remainder of the page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:	$500,000.00

THE BUYER:

Tonaquint, Inc.

By:
John M. Fife, President

THE COMPANY:

Seven Arts Entertainment Inc.

By:
Name:
Title:

[Signature Page To Securities Purchase Agreement]

ATTACHMENTS:

ANNEX I	WIRE INSTRUCTIONS
ANNEX II	FORM OF NOTE 1
ANNEX III	FORM OF NOTE 2
ANNEX IV	TRANSFER AGENT LETTER 1
ANNEX V	SECRETARY’S CERTIFICATE
ANNEX VI	SHARE ISSUANCE RESOLUTION
ANNEX VII	TRANSFER AGENT LETTER 2
ANNEX VIII	FORM OF ANTI-DILUTION CERTIFICATION

Seven Arts Entertainment Inc.
Convertible Promissory Note #1

Issuance Date: August 22, 2012	U.S. $310,000.00

FOR VALUE RECEIVED, Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of Tonaquint, Inc., a Utah corporation, or its registered assigns (the “Holder”), the initial principal sum of $310,000.00 (the “Original Principal Amount”), and any additional advances and other amounts that may accrue or become due under the terms of this Convertible Promissory Note (this “Note”) when due, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date (each as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof), and to pay interest (“Interest”) on any Outstanding Balance (as defined below) at the applicable interest rate as set forth herein, whether upon any Installment Date, the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). Certain capitalized terms used herein are defined in Section 27 hereof. For purposes hereof, the term “Outstanding Balance” means the Original Principal Amount, as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion or otherwise, plus any accrued but unpaid Interest, collection and enforcements costs, and any other fees or charges (including without limitation Late Charges (as defined below)) incurred under this Note or under the Agreement (defined below).

This Note is issued pursuant to that certain Securities Purchase Agreement dated August 22, 2012, as the same may be amended from time to time (the “Agreement”), by and between the Company and the Holder.

1. PAYMENTS OF PRINCIPAL; PREPAYMENT. On each Installment Date (which includes the Maturity Date), the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. Additionally, so long as no Event of Default (as defined below) shall have occurred, the Company may, in its sole and absolute discretion and upon giving the Holder not less than five (5) Trading Days written notice (a “Prepayment Notice”), pay in cash all or any portion of the Outstanding Balance at any time prior to the Maturity Date; provided that in the event the Company elects to prepay all or any portion of the Outstanding Balance, it shall pay to the Holder 125% of the portion of the Outstanding Balance the Company elects to prepay (the “Prepayment Premium”).

2. INTEREST; INTEREST RATE. The Company acknowledges that the Original Principal Amount of this Note exceeds the Purchase Price (as defined in the Agreement) and that such excess consists of (a) an original issue discount of $50,000.00 and (b) the Transaction Expense Amount (as defined in the Agreement) in the amount of $10,000.00, both of which shall be fully earned and charged to the Company as of the Issuance Date and paid to the Holder as part of the Original Principal Amount as set forth in this Note. Interest on the Outstanding Balance shall accrue from the date set forth above as the Issuance Date (the “Issuance Date”) at the rate of eight percent (8%) per annum, provided that upon the occurrence of an Event of Default, Interest shall accrue on the Outstanding Balance at the rate of twenty-two percent (22%) per annum, as set forth in Section 4.2(d) hereof. All Interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note.  Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares, as provided for herein, and delivered to Holder at the address furnished to the Company for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid Interest, and thereafter to (d) principal.

3. CONVERSION OF NOTE. At the option of the Holder, this Note is convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 3.

3.1. Conversion Right.

(a) Subject to the provisions of Section 3.4, at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the Outstanding Balance into validly issued, fully paid and non-assessable shares of Common Stock (the “Section 3 Conversion Shares”) in accordance with Section 3.3, calculated using the Conversion Rate (as defined below).

(b) The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares issuable upon each conversion of this Note shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Section 3 Conversion Shares.

3.2. Conversion Rate. The number of Section 3 Conversion Shares issuable upon conversion of any portion of the Outstanding Balance pursuant to Section 3.1(a) shall be determined by dividing (x) the applicable Conversion Amount by (y) the Conversion Price (such formula is referred to herein as the “Conversion Rate”).

(a) “Conversion Amount” means the portion of the Outstanding Balance to be converted.

(b) “Conversion Price” means, as of any Conversion Date or other date of determination, $0.04, subject to adjustment as provided herein.

3.3. Mechanics of Conversion.

(a) Conversion Prior to Maturity Date. To convert any Conversion Amount into shares of Common Stock on any date, the Holder shall deliver (whether via email, facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date (a “Conversion Date”), a copy of an executed notice of conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company. If required by Section 3.3(c), within five (5) Trading Days following a conversion of this Note as aforesaid, the Holder shall surrender this Note to a reputable overnight courier for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14.2). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or email an acknowledgment of confirmation, in the form attached hereto as Exhibit B, of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the close of business on the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Delivery Date”), the Company shall, provided that all DWAC Eligible Conditions are then satisfied, credit the aggregate number of Section 3 Conversion Shares to which the Holder shall be entitled to the account specified on the Conversion Notice via the DWAC system. If all DWAC Eligible Conditions are not then satisfied, the Company shall instead issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Section 3 Conversion Shares to which the Holder shall be entitled; provided, however, that, in addition to any other rights or remedies that Holder may have under this Note, such number of shares issued by certificate rather than via the DWAC system shall be increased by 5% for each conversion that occurs more than six (6) months after the Issuance Date.  For the avoidance of doubt, the Company has not met its obligation to deliver Section 3 Conversion Shares by the Delivery Date unless the Holder or its broker, as applicable, has actually received the shares electronically into the applicable account, or if the DWAC Eligible Conditions are not then satisfied, has actually received the certificate representing the applicable Section 3 Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. If this Note is physically surrendered for conversion pursuant to Section 3.3(c) and the Outstanding Balance of this Note is greater than the principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to the Holder (or its designee) a new Note (in accordance with Section 14.4)) representing the Outstanding Balance not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Installment Amount(s) relating to the Installment Date(s) as set forth in the applicable Conversion Notice.

(b) Company’s Failure to Timely Deliver. Failure for any reason whatsoever to issue any portion of the Section 3 Conversion Shares to Holder by the applicable Delivery Date in the manner required under this Note shall be a “Conversion Failure”. Upon the occurrence of a Conversion Failure, in addition to all other remedies available to the Holder, (1) the Company shall pay in cash to the Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to the greater of (A) $2,000.00 per day and (B) 2% of the product of (i) the sum of the number of Section 3 Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled multiplied by (ii) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 3.3(a); and (2) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of this Note that has not been converted pursuant to such Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued or are owed to the Holder prior to the date of such notice pursuant to this Section 3.3(b) or otherwise. Notwithstanding the foregoing, a Conversion Failure shall not exist to the extent Section 3 Conversion Shares are not issued by the Company in order to comply with the limitations set forth in Section 3.4 hereof. Upon the occurrence of a Conversion Failure (unless Holder elects to void the Conversion Notice), in addition to such failure being considered an Event of Default hereunder, for purposes of Section 7.1 the Company shall also be deemed to have issued the Section 3 Conversion Shares to Holder on the latest possible permitted date and pursuant to the terms set forth in this Section 3, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Conversion Issuance”).

(c) Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the name and address of the holders of all or any portion of this Note and the principal amount of this Note held by such holder (the “Registered Note”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holder shall treat each Person whose name is recorded in the Register as the owner of this Note for all purposes (including, without limitation, the right to receive payments of principal and Interest hereunder) notwithstanding notice to the contrary. The Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign, transfer or sell all or part of the Registered Note by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 14. Notwithstanding anything to the contrary in this Section 3.3(c), the Holder may assign this Note or any portion thereof to its Affiliate without delivering a request to assign or sell this Note to the Company and the recordation of such assignment or sale in the Register (a “Related Party Assignment”); provided, that (A) the Company may continue to deal solely with such assigning or selling Holder unless and until such Holder has delivered a request to assign or sell this Note or portion thereof to the Company for recordation in the Register; (B) the failure of such assigning or selling Holder to deliver a request to assign or sell such Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale; and (C) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the “Related Party Register”) comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register.  Notwithstanding anything to the contrary set forth in this Section 3, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the entire Outstanding Balance of this Note is being converted (in which event this Note shall be delivered to the Company as contemplated by Section 3.3(a)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Outstanding Balance and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

3.4. Limitations on Conversions.

(a) Notwithstanding anything to the contrary contained in this Note (except as set forth below in this subsection), this Note shall not be convertible by the Holder hereof, and the Company shall not effect any conversion of this Note or otherwise issue any shares of Common Stock pursuant to Section 3 or Section 8 hereof, to the extent (but only to the extent) that the Holder together with any of its Affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock outstanding.  Notwithstanding the forgoing, (i) if any of the DWAC Eligible Conditions are not then satisfied, the term “4.99%” shall be replaced in the preceding sentence with “9.99%” at such time as the Market Capitalization of the Common Stock is less than $3,000,000.00, but (ii) if all of the DWAC Eligible Conditions are then satisfied, the term “4.99%” shall be replaced in the preceding sentence with “9.99%” only at such time as the Market Capitalization of the Common Stock is less than $1,500,000.00.  For the avoidance of any doubt, notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such change to “9.99%” shall be permanent.  For purposes of this Agreement, the term “Market Capitalization of the Common Stock” shall mean the product equal to (i) the average VWAP of the Common Stock for the immediately preceding thirty (30) Trading Days, multiplied by (ii) the aggregate number of outstanding shares of Common Stock as reported on the Company’s most recently filed Form 10-Q or Form 10-K.

(b) To the extent the limitation set forth in subsection (a) immediately above applies, the determination of whether this Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert this Note, or to issue shares of Common Stock, pursuant to this Section 3.4 shall have any effect on the applicability of the provisions of this Section 3.4 with respect to any subsequent determination of convertibility. For purposes of this Section 3.4, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(e) of the 1934 Act (as defined in the Agreement) and the rules and regulations promulgated thereunder. The provisions of this Section 3.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 to correct this Section 3.4 (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 3.4 shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this Section 3.4 and the Company may not waive this Section 3.4 without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note.

4. RIGHTS UPON EVENT OF DEFAULT.

4.1. Event of Default. Each of the following events shall constitute an “Event of Default”:

(a) Failure to Pay. The Company shall fail to make any payment when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal (including, without limitation, the Company’s failure to deliver any Installment Amount when due or to pay any redemption payments or amounts hereunder), or other amount due hereunder or under any other Transaction Document (as defined in the Agreement).

(b) Failure to Deliver or Process Shares. The Company (or its Transfer Agent, as applicable) (i) fails to issue Section 3 Conversion Shares by the Delivery Date; (ii) fails to issue any Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, within the time periods required by Section 8; (iii) announces (or threatens in writing) that it will not honor its obligation to issue shares to Holder in accordance with Section 3 and/or Section 8 of this Note; (iv) fails to transfer or cause its Transfer Agent to transfer or issue (electronically or in certificated form, as applicable) any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; (v) directs its Transfer Agent not to transfer, or delays, impairs, and/or hinders its Transfer Agent in transferring or issuing (electronically or in certificated form, as applicable) any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; or (vi) as applicable, fails to remove (or directs its Transfer Agent not to remove or impairs, delays, and/or hinders its Transfer Agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Section 3 Conversion Shares, Pre-Installment Certificated Shares or Post-Installment Certificated Shares as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor any such obligations).

(c) Judgment.  A final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) calendar days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) calendar days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) calendar days of the issuance of such judgment.

(d) Breach of Obligations; Covenants. The Company or its Subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or any of the other Transaction Documents, including without limitation (i) all reporting covenants and covenants to timely file all required quarterly and annual reports and any other filings required pursuant to Rule 144, and (ii) strict compliance with all provisions of Sections 3, 8, and 10 of this Note.

(e) Breach of Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing included in this Note or in connection with any of the Transaction Documents, or as an inducement to the Holder to enter into this Note or any of the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

(f) Receiver or Trustee. The Company shall make an assignment for the benefit of creditors, or apply for, or consent to, or otherwise be subject to, the appointment of a receiver, trustee, liquidator, assignee, custodian, sequestrator, or other similar official for a substantial part of its property or business.

(g) Failure to Pay Debts. If any of the Company’s assets are assigned to its creditors, or upon the occurrence of any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries in an amount equal to $100,000 or more.

(h) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company.

(i) Delisting of Common Stock. The suspension from trading or the failure of the Common Stock to be trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period.

(j) Liquidation. Any dissolution, liquidation, or winding up of the Company or any substantial portion of its business.

(k) Cessation of Operations. Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due; provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

(l) Maintenance of Assets. The failure by the Company to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

(m) Financial Statement Restatement. The restatement of any financial statements filed by the Company with the SEC for any date or period from two years prior to the date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Company with respect to this Note or the Agreement.

(n) Reverse Split. The Company effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to the Holder.

(o) Replacement of Transfer Agent. In the event that the Company proposes to replace its Transfer Agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed Transfer Agent Letter (as defined by the Agreement) in a form as required to be initially delivered pursuant to the Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent and delivered to the Company and the Holder.

(p) Governmental Action. If any governmental or regulatory authority takes or institutes any action against the Company, a Subsidiary, or an executive officer or director of the Company, that will materially affect the Company’s financial condition, operations or ability to pay or perform the Company’s obligations under this Note.

(q) Share Reserve. The Company’s failure to maintain the Share Reserve (as defined in the Agreement).

(r) Certification of Equity Conditions. A false or inaccurate certification (including, without limitation, a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied, that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred.

(s) DWAC Eligibility. The failure of any of the DWAC Eligible Conditions to be satisfied at any time during which the Company has obligations under this Note.

(t) Cross Default. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, a breach or default by the Company of any covenant or other term or condition contained in (i) any of the other Transaction Documents, or (ii) any Other Agreements (defined below); shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note. The Company hereby agrees to notify the Holder in writing within three (3) Trading Days after any such default; provided, however, any filing of an 8-K that identifies any such default shall not be deemed notice under this Section 4.1(t). “Other Agreements” means, collectively, (1) all existing and future agreements and instruments between, among or by the Company (or a Subsidiary), on the one hand, and the Holder (or an Affiliate of Holder), on the other hand, and (2) any financing agreement or a material agreement that affects the Company’s ongoing business operations. For the avoidance of doubt, all existing and future loan transactions between the Company and the Holder and its Affiliates will be cross-defaulted with each other loan transaction and with all other existing and future debt of the Company to the Holder.

Each subsection of this Section 4.1 shall be interpreted and applied independently, and no such subsection shall be deemed to limit or qualify any other subsection in any manner whatsoever.

4.2. Notice of an Event of Default; Redemption Right.

(a) Upon the occurrence of an Event of Default, the Company shall within one (1) Trading Day deliver written notice thereof via facsimile and reputable overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder.

(b) At any time and from time to time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Default Redemption Amount”). Redemptions required by this Section 4.2(b) shall be made in accordance with the provisions of Section 10. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3.4, until the Default Redemption Amount (together with Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section 10; the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to the other terms of this Note. In the event of a partial redemption of this Note pursuant hereto, the applicable Default Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Event of Default Redemption Notice. Notwithstanding the foregoing, this Section 4.2(b) shall not apply to an Event of Default arising under Section 4.1(h) (Bankruptcy).

(c) Upon the occurrence of an Event of Default occurring under Section 4.1(h) due to the institution by or against the Company of any bankruptcy proceeding for relief under any bankruptcy law or any law for the relief of debtors, (i) the Outstanding Balance shall automatically increase to an amount equal to the Outstanding Balance immediately prior to such Event of Default multiplied by the Redemption Premium, and (ii) all amounts owed under this Note shall accelerate and be immediately due and payable, all without the need for any further notice to or action by any party hereunder.

(d) Upon the occurrence of any Event of Default, this Note shall thereafter accrue interest at the rate of 1.8% per month (or 22% per annum), compounding daily, whether before or after judgment; provided, however, that notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law.

(e) Notwithstanding and in addition to any other provision contained herein, if Section 3 Conversion Shares are delivered to Holder in certificated form rather than electronic form, the Outstanding Balance shall automatically increase by an amount equal to the decline in Value (as defined below), if any, of such shares between the time the certificate representing such shares was required to be delivered to the Holder hereunder, and the date the certificate representing such shares becomes Free Trading. The Company agrees to use it best efforts to cause such shares to become Free Trading. “Value”, as used in this subsection, shall mean the five (5) Trading Day trailing average VWAP for the applicable shares.

5. RIGHTS UPON FUNDAMENTAL TRANSACTION.

5.1. Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5.1 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder, in its sole discretion, prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of this Note, having similar conversion rights as this Note and having similar ranking to this Note, and being satisfactory to the Holder in its sole discretion, (ii) the Successor Entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, and (iii) the Company has received the Holder’s prior written consent to enter into such Fundamental Transaction. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 6, which shall continue to be receivable thereafter) issuable upon the conversion or redemption of this Note prior to such Fundamental Transaction), such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

5.2. Notice of a Fundamental Transaction; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Fundamental Transaction, but not prior to the public announcement of such Fundamental Transaction, the Company shall deliver written notice thereof via facsimile and reputable overnight courier to the Holder (a “Fundamental Transaction Notice”). At any time during the period beginning after the Holder’s receipt of a Fundamental Transaction Notice or the Holder becoming aware of a Fundamental Transaction if a Fundamental Transaction Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (i) consummation of such Fundamental Transaction and (ii) the date of receipt of such Fundamental Transaction Notice, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Fundamental Transaction Redemption Notice”) to the Company, which Fundamental Transaction Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Fundamental Transaction Redemption Amount”). The Fundamental Transaction Redemption Amount shall be redeemed by the Company in cash pursuant to and in accordance with Section 10 and shall have priority to payments to stockholders in connection with such Fundamental Transaction. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3.4, until the Fundamental Transaction Redemption Amount (together with any Late Charges thereon) is paid in full, the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Fundamental Transaction Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Fundamental Transaction Redemption Notice.

6. DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

6.1. Distribution of Assets. Without the prior written consent of Holder, the Company agrees not to declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction).

6.2. Purchase Rights. In addition to any adjustments pursuant to Section 7 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

6.3. Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) using a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

7. RIGHTS UPON ISSUANCE OF SECURITIES.

7.1. Adjustment of Conversion Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever on or after the Issuance Date the Company issues or sells Common Stock, Options, Convertible Securities, or upon any conversion or Deemed Issuance, or in accordance with subsections (a) through (e) below is deemed to have issued or sold, any shares of Common Stock (including without limitation the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.  For the avoidance of doubt, if the New Issuance Price is greater than the Applicable Price, there shall be no adjustment to the Conversion Price. For purposes of determining the adjusted Conversion Price under this Section 7.1, the following shall be applicable:

(a) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7.1(a), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(b) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7.1(b), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7.1, except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(c) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7.1(c), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7.1 shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(d) Calculation of Consideration Received. If any Option or Convertible Security is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received by the Company minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) Trading Days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(e) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

7.2. Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

7.3. Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 7.3 will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

8. COMPANY INSTALLMENT CONVERSION OR REDEMPTION. Beginning on the date that is one hundred eighty (180) calendar days following the Issuance Date (the “Initial Installment Date”), and on each applicable Installment Date thereafter, the Company shall pay to the Holder of this Note the applicable Installment Amount due on such date by converting such Installment Amount in accordance with this Section 8 (a “Company Conversion”); provided, however, the Company may, at its option as described below, pay all or any part of such Installment Amount by redeeming such Installment Amount in cash (a “Company Redemption”) or by any combination of a Company Conversion and a Company Redemption so long as the entire amount of such Installment Amount due shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 8; provided further that the Company shall not be entitled to effect a Company Conversion with respect to any portion of such Installment Amount and shall be required to pay the entire amount of such Installment Amount in cash pursuant to a Company Redemption if on the applicable Pre-Installment Notice Due Date (defined below) or on the applicable Installment Date (as the case may be) there is an Equity Conditions Failure, and such failure is not waived by Holder as permitted herein.

8.1. General. On or prior to the date which is the twenty-third (23rd) Trading Day prior to each Installment Date (each, a “Pre-Installment Notice Due Date”), the Company shall deliver written notice to the Holder substantially in the form attached hereto as Exhibit C-1 (each, a “Pre-Installment Notice”), and such Pre-Installment Notice shall (i) either (A) confirm that the applicable Installment Amount of this Note shall be converted in whole pursuant to a Company Conversion, or (B) (1) state that the Company elects to redeem, or is required to redeem in accordance with the provisions of this Note, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption and (2) specify the portion of the applicable Installment Amount which the Company elects, or is required to redeem, pursuant to a Company Redemption (such amount to be redeemed in cash, the “Company Redemption Amount”) and the portion of the applicable Installment Amount, if any, with respect to which the Company will, and is permitted to, effect a Company Conversion (such amount of the applicable Installment Amount so specified to be so converted pursuant to this Section 8 is referred to herein as the “Company Conversion Amount”), which amounts when added together, must equal the entire applicable Installment Amount and (ii) if the applicable Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, certify that there is not an Equity Conditions Failure as of the Pre-Installment Notice Due Date. Each Pre-Installment Notice shall be irrevocable and may not be revoked by the Company. If the Company does not timely deliver a Pre-Installment Notice on an applicable Pre-Installment Notice Due Date that complies with this Section 8, then the Company shall be deemed to have delivered on such Pre-Installment Notice Due Date an irrevocable Pre-Installment Notice confirming a Company Conversion of the entire Installment Amount payable as required hereunder and shall be deemed to have certified that there is not an Equity Conditions Failure as of the applicable Pre-Installment Notice Due Date. The applicable Company Conversion Amount (whether set forth in the applicable Pre-Installment Notice or by operation of this Section 8) shall be converted in accordance with Section 8.2 or Section 8.4, as applicable and the applicable Company Redemption Amount shall be redeemed in accordance with Section 8.3.

8.2. Mechanics of Company Conversion. Subject to Section 3.4, if the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8.1, then this Section 8.2 shall apply. Notwithstanding the foregoing, if an Equity Conditions Failure has occurred as of the applicable Pre-Installment Notice Due Date, then the Company shall identify each such Equity Conditions Failure in the Pre-Installment Notice and request a waiver thereof from Holder pursuant to Section 8.6 hereof. (i) If such waiver is obtained, and all DWAC Eligible Conditions are then satisfied and a Company Conversion is not otherwise prohibited under any other provision of this Note, then the remainder of this Section 8.2 shall apply to the Company Conversion; (ii) if such waiver is obtained, but all DWAC Eligible Conditions are not then satisfied, then the remainder of this Section 8.2 shall not apply and the Company must deliver certificated Common Stock to Holder pursuant to Section 8.4 hereof; or (iii) if such waiver is not obtained, then the remainder of this Section 8.2 shall not apply and the Company must elect a Company Redemption and deliver cash to the Holder in an amount equal to the Installment Amount (or such lessor amount authorized by the Holder in writing) pursuant to Section 8.3 hereof. To the extent applicable as set forth above:

(a) No later than three (3) Trading Days after each applicable Pre-Installment Notice Due Date, the Company shall deliver to the Holder’s account the Pre-Installment Conversion Shares, and as to which the Holder shall be the owner thereof as of the applicable Pre-Installment Notice Due Date.

(b) No later than three (3) Trading Days after each Installment Date, the Company shall deliver to the Holder’s account a number of shares of Common Stock equal to the amount, if any, by which the Post-Installment Conversion Shares exceed the Pre-Installment Conversion Shares previously delivered to Holder, registered in the name of the Holder or its designee. So long as no Event of Default has occurred regarding payment, conversion or redemption under this Note (each a “Payment Default”), if the Pre-Installment Conversion Shares on the applicable Installment Date exceed the Post-Installment Conversion Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Pre-Installment Conversion Shares for the applicable Installment Date exceed the Post-Installment Conversion Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder. The Company agrees to deliver to the Holder such information and calculations required under this Section 8.2(b) substantially in the form attached hereto as Exhibit C-2 (each, an “Installment Date Notice”).

(c) If an Event of Default occurs during any applicable Company Conversion Measuring Period (defined below), then Holder may elect to either (i) return any Pre-Installment Conversion Shares delivered in connection with the applicable Installment Date, or (ii) retain such Pre-Installment Conversion Shares and reduce the Outstanding Balance in connection therewith by an amount equal to the Market Price of such retained Pre-Installment Conversion Shares as of the Installment Date, but in no event shall such reduction be greater than the Company Conversion Amount used to calculate such Pre-Installment Conversion Shares.  “Company Conversion Measuring Period” means the period beginning on the applicable Pre-Installment Notice Due Date and ending on the applicable Installment Date.

(d) If no Equity Conditions Failure existed as of the Pre-Installment Notice Due Date, but an Equity Conditions Failure exists as of the applicable Installment Date, and such is not waived as permitted herein, or a Company Conversion is not otherwise permitted as of the Installment Date under any other provision of this Note, then, at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following:

(i) the Company must redeem all or any part designated by the Holder of the Company Conversion Amount for which shares have not yet been delivered to Holder (such designated amount is referred to as the “Designated Redemption Amount”) and the Company shall pay to the Holder within three (3) Trading Days of such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to the Redemption Premium multiplied by the Designated Redemption Amount (the “Designated Redemption Price”) (if the Company fails to pay the Designated Redemption Price by the third (3rd) Trading Day following such written notice to the Company, then such failure to pay shall be an Event of Default under Section 4.1(a) hereof), or

(ii) the Company Conversion shall be null and void with respect to the Company Conversion Amount for which shares have not yet been delivered to Holder, and Holder shall be entitled to all the rights of a holder of this Note with respect to such remaining Company Conversion Amount; provided, however, the Conversion Price for such remaining Company Conversion Amount shall thereafter be adjusted to equal the lesser of (Y) the Default Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (Z) the Default Conversion Price that would be in effect on the date on which the Holder delivers a subsequent Conversion Notice relating thereto as if such date was an Installment Date.

(e) Notwithstanding anything to the contrary in this Section 8.2, but subject to Section 3.4, until the Company delivers Common Stock representing the Company Conversion Amount to the Holder pursuant to the terms of this Section 8.2, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 3. In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice.

(f) All Common Stock to be delivered to the Holder under this Section 8.2 shall be transferred via the DWAC system.  Failure to do so shall constitute an Event of Default under Section 4.1(b) hereof.

8.3. Mechanics of Company Redemption. If the Company elects, or is required to elect, a Company Redemption, in whole or in part, in accordance with Section 8.1 or Section 8.2, then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date in an amount of cash, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds an amount, equal to the applicable Company Redemption Amount. If the Company fails to pay the applicable Company Redemption Amount on the applicable Installment Date, then, at the option of the Holder designated in writing to the Company (any such designation shall be a “Conversion Notice” for purposes of this Note), the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price (determined as of the date of such designation as if such date were an Installment Date). Conversions required by this Section 8.3 shall be made in accordance with the provisions of Section 3.3. Notwithstanding anything to the contrary in this Section 8.3, but subject to Section 3.4 and the Holder’s right to require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price as set forth above, until the Company Redemption Amount (together with any Late Charges thereon) is paid in full, the Company Redemption Amount (together with any Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice.

8.4. DWAC Eligibility. If, when the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8.1, and the DWAC Eligible Conditions are not then satisfied but Holder waives the corresponding Equity Conditions Failure pursuant to Section 8.6, then, in accordance with Section 8.2, although such status will constitute an Event of Default hereunder, shares required to be issued to the Holder under this Section 8 shall be issued (without limiting any of Holder’s rights with respect to the Event of Default) as follows:

(a) No later than three (3) Trading Days after delivery or deemed delivery (as applicable) of the applicable Pre-Installment Notice setting forth a Company Conversion Amount, the Company shall deliver to the Holder or its broker, via reputable overnight courier, the Pre-Installment Certificated Shares by original share certificate, registered in the name of the Holder or its designee; provided, however, that so long as shares are not provided electronically to the Holder under Section 8, the Pre-Installment Certificated Shares shall equal two (2) times the number of Pre-Installment Conversion Shares that would otherwise be transferred electronically to the Holder.

(b) The Company agrees to use its best efforts to cause such shares to become Free Trading (the first date such occurs, the “Free Trading Date”). The Holder will notify the Company of the Free Trading Date via email within two (2) Trading Days after the occurrence of the Free Trading Date.

(c) Provided that there is no Equity Conditions Failure as of the date that is twenty-three (23) Trading Days after the applicable Free Trading Date (the “Certificated Shares Installment Date”) (or such failure is waived as permitted herein) and a Company Conversion is not otherwise prohibited under any other provision of this Note, no later than three (3) Trading Days after the applicable Certificated Shares Installment Date, the Company shall deliver to the Holder or its broker via reputable overnight courier the Post-Installment Certificated Shares, less the Pre-Installment Certificated Shares previously delivered to the Holder, by original share certificate, registered in the name of the Holder or its designee. So long as no Payment Default has occurred, if the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder.

8.5. Deemed Issuance. If Company fails to deliver shares as required by any portion of this Section 8, in addition to such failure to act being considered an Event of Default hereunder, for purposes of Section 7.1, the Company shall also be deemed to have issued the Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to Holder on the latest possible permitted date pursuant to the terms set forth in this Section 8, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Installment Issuance”).

8.6. Waiver of Equity Conditions Failure. Notwithstanding anything in this Note to the Contrary, the Holder may waive in writing any Equity Conditions Failure, except for the Non-Waivable Equity Conditions (defined below).  For purposes of this Section 8, “Non-Waivable Equity Conditions” refers to (A) the Equity Condition set forth in Section 27.19(iv) (indicating that Holder may not own more than the Maximum Percentage set forth in Section 3.4 of this Note), and (B) the Equity Condition set forth in Section 27.19(v) (Common Stock may be issued without violating the rules of the Eligible Market). Any such waiver shall only be made for the purposes of permitting a Company Conversion to occur under this Section 8 and shall not be deemed a waiver of the underlying default or a continuing waiver of a future Equity Conditions Failure. Any such waiver shall not excuse the Company from the performance of any of its current or future obligations under this Note.

8.7. Preparation of Installment Notices. Because of the complexity of the calculations contemplated under this Note, the Holder may, at its sole discretion, prepare the Pre-Installment Notice and/or the Installment Date Notice for the benefit of the Company, including the calculation of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, Post-Installment Certificated Shares; provided, however, that no error or mistake in the preparation of such notices or information may be deemed a waiver of the Holder’s right to enforce the terms of this Note, even if such error or mistake arises from the Holder’s own calculation. Nothing in this Section shall be deemed an obligation of the Holder to prepare any such notices or information, or a waiver of any of its rights and remedies under this Note.

8.8. Transfer Fees. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

9. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Agreement), bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note, and (iii) shall, so long as this Note is outstanding, take all action necessary to maintain the Share Reserve (as defined in the Agreement).

10. HOLDER’S REDEMPTIONS. If the Holder has submitted to the Company an Event of Default Redemption Notice in accordance with Section 4.2(b), then the Company shall pay to Holder in cash within ten (10) Trading Days after the Company’s receipt of such Event of Default Redemption Notice an amount equal to the Default Redemption Amount multiplied by the Redemption Premium (the “Event of Default Redemption Price”); provided, however, that the Redemption Premium may only be applied in computing the Event of Default Redemption Price with respect to the first two Events of Default under this Note, and not to any subsequent Events of Default. If the Holder has submitted to Company a Fundamental Transaction Redemption Notice in accordance with Section 5.2, then the Company shall pay to Holder in cash prior to the consummation of such Fundamental Transaction if such notice is received prior to the consummation of such Fundamental Transaction and within ten (10) Trading Days after the Company’s receipt of such notice otherwise, an amount equal to the Fundamental Transaction Redemption Amount multiplied by the Redemption Premium (the “Fundamental Transaction Redemption Price”). Notwithstanding anything in this Note to the contrary, such failure of the Company to pay the Redemption Price under this Section 10 shall not be considered a separate Event of Default hereunder. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to cancel the Event of Default Redemption Notice or the Fundamental Transaction Redemption Notice, as applicable, by written notice to the Company (the “Redemption Cancellation Notice”). Upon the Company’s receipt of a Redemption Cancellation Notice, (y) the Outstanding Balance of this Note as of the date of the Redemption Notice shall be increased by an amount equal to (1) the applicable Event of Default Redemption Price, or Fundamental Transaction Redemption Price (as the case may be), minus (2) the principal portion of the Outstanding Balance submitted for redemption; and (z) the Conversion Price of this Note shall be automatically adjusted with respect to each conversion under this Note effected thereafter by the Holder to the lowest of (A) 75% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date of the Redemption Cancellation Notice, (B) the Market Price as of the date of the Redemption Cancellation Notice, (C) the then current Market Price, and (D) the then current Conversion Price. The Holder’s delivery of a Redemption Cancellation Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such Redemption Cancellation Notice.

11. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

12. AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

13. TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

14. REISSUANCE OF THIS NOTE.

14.1. Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 14.4), registered as the Holder may request, representing the Outstanding Balance being transferred by the Holder and, if less than the entire Outstanding Balance is being transferred, a new Note (in accordance with Section 14.4) to the Holder representing the Outstanding Balance not being transferred.

14.2. Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 14.4) representing the Outstanding Balance.

14.3. Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 14.4 and in principal amounts of at least $1,000) representing in the aggregate the Outstanding Balance of this Note, and each such new Note will represent such portion of such Outstanding Balance as is designated by the Holder at the time of such surrender.

14.4. Issuance of New Notes. Subject to Section 10, whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Outstanding Balance (or in the case of a new Note being issued pursuant to Section 14.1 or Section 14.3, the portion of the Outstanding Balance designated by the Holder which, when added to the outstanding balance represented by the other new Notes issued in connection with such issuance, does not exceed the Outstanding Balance under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges and other increases to the Outstanding Balance as permitted hereunder from the Issuance Date.

15. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies, including without limitation the Redemption Premium, Prepayment Premium, and all other charges, fees, and collection costs provided for in this Note, shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 7).

16. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the Purchase Price paid for this Note was less than the Original Principal Amount.

17. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

18. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) or the arithmetic calculation of Conversion Shares or the applicable Redemption Price (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Trading Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Trading Days, submit via facsimile (a) the disputed determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder or (b) the disputed arithmetic calculation of the Conversion Shares or any Redemption Price (as the case may be) to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Trading Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation with respect to the disputes set forth in this Section 19 (as the case may be) shall be binding upon all parties absent demonstrable error.

20. NOTICES; PAYMENTS.

20.1. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Agreement titled “Notices.“  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

20.2. Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

20.3. Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions delivered to Company by Holder from time to time. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of eighteen percent (18%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

21. CANCELLATION. After repayment or conversion of the entire Outstanding Balance, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

22. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement.

23. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Salt Lake City for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company or any of its Subsidiaries in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

24. SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with one or more valid provisions, the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

25. FEES AND CHARGES. The parties acknowledge and agree that upon Company’s failure to comply with the provisions of this Note, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates, the Holder’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any fees, charges, and interest due under this Note, including without limitation the Prepayment Premium and the Redemption Premium, are intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not a penalty, and shall not be deemed in any way to limit any other right or remedy Holder may have hereunder, at law or in equity.

26. UNCONDITIONAL OBLIGATION. Subject to the terms of the Agreement, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed.  This Note is the direct obligation of the Company and not subject to offsets, counterclaims, defenses, credits or deductions.

27. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

27.1. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

27.2. “Agreement” means that certain Securities Purchase Agreement, dated as of August 22, 2012, as may be amended from time to time, by and between the Company and the Holder, pursuant to which the Company issued this Note.

27.3. “Approved Stock Plan” means any stock option plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

27.4. “Black Scholes Consideration Value” means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be), and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

27.5. “Bloomberg” means Bloomberg, L.P.

27.6. “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

27.7. “Common Stock” means (i) the Company’s shares of common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

27.8. “Contingent Obligation” means as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

27.9. “Conversion Shares” means shares of Common Stock issuable by the Company upon any conversion of this Note, including without limitation, Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

27.10. “Convertible Securities” means any stock, preferred stock, stock appreciation rights, phantom stock, equity related rights, equity linked rights, or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

27.11. “Current Subsidiary” means any Person in which the Company on the Issuance Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries.”

27.12. “Deemed Issuance” means (i) a Deemed Conversion Issuance as defined in Section 3.3(b) hereof, (ii) a Deemed Installment Issuance as defined in Section 8.5 hereof, and (iii) a Deemed Warrant Issuance as defined in Section 7.1(e) hereof.

27.13. “Default Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of the specified Pre-Installment Notice Due Date or the Installment Date, as applicable. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.14. “DTC” means the Depository Trust Company.

27.15. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

27.16. “DWAC” means Deposit Withdrawal at Custodian as defined by the DTC.

27.17. “DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including without limitation transfer through DTC’s DWAC system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, and (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program.

27.18. “Eligible Market” means The New York Stock Exchange, NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX or the OTCQB, or the Principal Market. In no event shall quotations provided in OTC Pink by Pink OTC Markets Inc., or its successor, be considered an Eligible Market.

27.19. “Equity Conditions” means: (i) with respect to the applicable date of determination all of the Conversion Shares are freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note); (ii) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock (including all of the Conversion Shares) is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by the Company); (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 3 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3.4 hereof (the Holder acknowledges that the Company shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from the Holder); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (ix) without limiting clause (viii) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (x) all DWAC Eligible Conditions shall be satisfied as of each applicable Pre-Installment Notice Due Date and Installment Date; (xi) on each Pre-Installment Notice Due Date and each Installment Date, the average and median daily dollar volume of the Common Stock on its Principal Market for the previous twenty-three (23) Trading Days shall be greater than $85,000.00; (xii) the ten (10) day average VWAP of the Common Stock is greater than $0.005; and (xiii) Market Capitalization of the Common Stock is more than $1,500,000.00.

27.20. “Equity Conditions Failure” means, with respect to a particular date of determination, that on any day during the period commencing twenty three (23) Trading Days immediately prior to such date of determination and ending on such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder). If an Equity Conditions Failure is the result of an Event of Default, then the Equity Conditions Failure shall be deemed permanent and may not be cured by the Company.

27.21. “Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable (i) in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Issuance Date; and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s-length basis, the purpose of which is not to raise additional capital; provided, that such third parties are not granted any registration rights.  Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its Subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities.

27.22. “Free Trading” means that (i) the certificate representing the applicable shares of Common Stock has been cleared and approved for public resale by the compliance departments of Holder’s brokerage firm and the clearing firm servicing such brokerage, and (ii) such shares are held in the name of the clearing firm servicing Holder’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Holder.

27.23. “Fundamental Transaction” means that (i) (1) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) the Company or any of its Significant Subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of the Company’s Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

27.24. “GAAP” means United States generally accepted accounting principles, consistently applied.

27.25. “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

27.26. “Installment Amount” means the greater of (i) $77,500 (310,000.00 ÷ 4), plus the sum of any accrued and unpaid Interest as of the applicable Installment Date and accrued and unpaid Late Charges, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Holder under this Note as of such Installment Date, and (ii) the then Outstanding Balance divided by the number of Installment Dates remaining prior to the Maturity Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion (based on the portion of this Note transferred compared with the Outstanding Balance of this Note as of the transfer date) of each unpaid Installment Amount hereunder.

27.27. “Installment Date” means the Initial Installment Date and the same day on each of the following calendar months following the Initial Installment Date, regardless of the occurrence of any Event of Default (or the issuance of any Redemption Cancellation Notice). If the Outstanding Balance is not paid on the Maturity Date, then in addition to any remedies available under the Transaction Documents, the Installment Dates will continue on the same day of each calendar month until the Outstanding Balance is paid in full, thus requiring the Company to continue to provide Pre-Installment Notices to the Holder pursuant to Section 8 hereof.

27.28. “Market Price” means 75% of the arithmetic average of the three (3) lowest VWAPs of the shares of Common Stock during the twenty (20) consecutive Trading Day period immediately preceding the date of such determination (the “Measuring Period”). All such determinations are to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such Measuring Period.

27.29. “Maturity Date” shall mean the date that is ten (10) months after the Issuance Date.

27.30. “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Issuance Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

27.31. “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

27.32. “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

27.33. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

27.34. “Post-Installment Certificated Shares” means a number of shares of Common Stock equal to one (1) times the greater of (i) the Post-Installment Conversion Shares calculated using the applicable Installment Date, and (ii) the Post-Installment Conversion Shares calculated using the Certificated Shares Installment Date (as if such date were the designated Installment Date).

27.35. “Post-Installment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Installment Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.36. “Post-Installment Conversion Shares” means that number of shares of Common Stock that would be required to be delivered pursuant to Section 8 on an applicable Installment Date without taking into account the delivery of any Pre-Installment Conversion Shares. The Post-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Post-Installment Conversion Price as of the applicable Installment Date.

27.37. “Pre-Installment Certificated Shares” means the number of shares of Common Stock to be delivered pursuant to Section 8.4(a).  The Pre-Installment Certificated Shares are equal to two (2) times the number of Pre-Installment Conversion Shares that would otherwise be required to be delivered to the Holder pursuant to Section 8.2(a) under the applicable Pre-Installment Notice.

27.38. “Pre-Installment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Pre-Installment Notice Due Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.39. “Pre-Installment Conversion Shares” means the number of shares of Common Stock to be delivered pursuant to Section 8.1. The Pre-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Pre-Installment Conversion Price as of the applicable Pre-Installment Notice Due Date.

27.40. “Principal Market” means the Nasdaq Capital Market.

27.41. “Redemption Notices” means, collectively, Event of Default Redemption Notices and Fundamental Transaction Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”

27.42. “Redemption Premium” means 135%.

27.43. “Redemption Price” means either the Event of Default Redemption Price or the Fundamental Transaction Redemption Price, as the context requires or permits.

27.44. “SEC” means the United States Securities and Exchange Commission or the successor thereto.

27.45. “Significant Subsidiaries” means, as of any date of determination, collectively, all Subsidiaries that would constitute a “significant subsidiary” under Rule 1-02 of Regulation S-X promulgated by the SEC, and each of the foregoing, individually, a “Significant Subsidiary.”

27.46. “Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”

27.47. “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

27.48.  “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

27.49. “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

27.50. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

28. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

29. MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

THE COMPANY: Seven Arts Entertainment Inc. By:_____________________________________ Name:___________________________________ Title:____________________________________

ACKNOWLEDGED, ACCEPTED AND AGREED:

Tonaquint, Inc.

By: _______________________________
       John M. Fife, President

[Signature page to Convertible Promissory Note]

EXHIBIT A

Tonaquint, Inc.
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

Seven Arts Entertainment Inc.	Date:_____________________________________

Attn: _________________
8439 Sunset Boulevard 4th Floor
Los Angeles, California 90069
CONVERSION NOTICE

The above-captioned Holder hereby gives notice to Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), pursuant to that certain Convertible Promissory Note #1 made by the Company in favor of the Holder on August 22, 2012 (the “Note”), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below.  Said conversion shall be based on the Conversion Price set forth below.  In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of conversion:	____________
B.	Conversion #:	____________
C.	Conversion Amount:	____________
D.	Conversion Price: _________________________
E.	Section 3 Conversion Shares: _______________ (C divided by D)
F.	Remaining Outstanding Balance of Note: ____________

$_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Section 3 Conversion Shares electronically (via DWAC) to the following account:

Broker: _______________________________	Address:	___________________________________
DTC#:________________________________		___________________________________
Account #: ____________________________		___________________________________
Account Name:_________________________

To the extent the Section 3 Conversion Shares are not able to be delivered to the Holder electronically via the DWAC system, please add additional certificated Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares so converted (per Section 3.3(a) of the Note), and deliver all such certificated shares to the Holder via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:
_____________________________________
_____________________________________
_____________________________________

Sincerely,

Holder:                      Tonaquint, Inc.

By: _________________________
       John M. Fife, President

EXHIBIT B
ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs _______________ to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Instructions to Transfer Agent dated August 22, 2012 from the Company and acknowledged and agreed to by ___________________.

Seven Arts Entertainment Inc.
By: ________________________
Name: ______________________
Title: _______________________

EXHIBIT C-1

Seven Arts Entertainment Inc.
8439 Sunset Boulevard, Suite 402
West Hollywood, California 90069

Tonaquint, Inc.	Date:_____________________________________

Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657
PRE-INSTALLMENT NOTICE

The above-captioned Company hereby gives notice to Tonaquint, Inc., a Utah corporation (the “Holder”), pursuant to that certain Convertible Promissory Note #1 made by the Company in favor of the Holder on August 22, 2012 (the “Note”), of certain Company elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Notice to conform to the Note.  Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

PRE-INSTALLMENT ELECTIONS AND CERTIFICATIONS
AS OF THE PRE-INSTALLMENT NOTICE DUE DATE

A.	COMPANY ELECTIONS

The Company elects to pay the Installment Amount as follows (check one):

______(i)	Redeeming the Installment Amount in cash in accordance with Section 8 of the Note (“Company Redemption”) (if selected, no other sections of this Notice need to be completed)

______(ii)	Converting the Installment Amount in accordance with Section 8 of the Note (“Company Conversion”) (if selected, complete Section B(1) and Section (C) of this Notice)

______(iii)	Combination of Company Redemption and Company Conversion (if selected, complete Section B(2) and Section (C) of this Notice)

B.	COMPANY CONVERSION (if applicable)

1.	Company Conversion:

A.	Pre-Installment Notice Due Date: ____________, 201_
B.	Company Conversion Amount:	_____________
C.	Pre-Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Pre-Installment Notice Due Date)
D.	Pre-Installment Conversion Shares: _______________ (B divided by C)
E.	Excess shares to be applied from previous installment (if any): _____________
F.	Installment shares to be delivered: ________________ (D minus E)
G.	Remaining Note balance: ____________

2.	Combination of Company Redemption and Company Conversion (if elected above):

A.	Pre-Installment Notice Due Date: ____________, 201_
B.	Installment Amount:	____________
C.	Company Redemption Amount: _____________
D.	Company Conversion Amount: _____________ (B minus C)
E.	Pre-Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Pre-Installment Notice Due Date)
F.	Pre-Installment Conversion Shares: _______________ (D divided by E)
G.	Excess shares to be applied from previous installment (if any): _____________
H.	Installment shares to be delivered: ________________ (F minus G)
I.	Remaining Note balance: ____________

C.	EQUITY CONDITIONS CERTIFICATION (if applicable)

1.	Market Capitalization of the Common Stock:________________

(Check One)

2.	_________The Company herby certifies that no Equity Conditions Failure exists as of the Pre-Installment Notice Due Date.

3.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

Sincerely,

Company:  Seven Arts Entertainment Inc.

By: ___________________________________

Name: _________________________________

Title: __________________________________

EXHIBIT C-2

Seven Arts Entertainment Inc.
8439 Sunset Boulevard, Suite 402
West Hollywood, California 90069

Tonaquint, Inc.	Date:_____________________________________
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657
INSTALLMENT DATE NOTICE

The above-captioned Company hereby gives notice to Tonaquint, Inc., a Utah corporation (the “Holder”), pursuant to that certain Convertible Promissory Note #1 made by the Company in favor of the Holder on August 22, 2012 (the “Note”), of Post-Installment Conversion Shares and Equity Conditions Certifications related to _____________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Notice to conform to the Note.  Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

POST-INSTALLMENT CONVERSION SHARES AND CERTIFICATIONS
AS OF THE INSTALLMENT DATE

1.	POST-INSTALLMENT CONVERSION SHARES

A.	Pre-Installment Notice Due Date: ____________, 201_

B.	Company Conversion Amount: _____________

C.	Post-Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Date)

D.	Post-Installment Conversion Shares: _______________ (B divided by C)

E.	Pre-Installment Conversion Shares delivered: ________________

F.	Post-Installment Conversion Shares to be delivered: ________________ (only applicable if D minus E is greater than zero)

G.	Pre-Installment Conversion Shares to be applied to next installment or returned:_________________ (only applicable if D minus E is less than zero and no Payment Default has occurred)

H.	Pre-Installment Conversion Shares to be retained by the Holder because of a Payment Default: _________________ (only applicable if D minus E is less than zero and a Payment Default has occurred)

2.	EQUITY CONDITIONS CERTIFICATION

A.	Market Capitalization of the Common Stock:________________

(Check One)

B.	_________The Company herby certifies that no Equity Conditions Failure exists as of the applicable Installment Date.

C.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

Sincerely,

Company:  Seven Arts Entertainment Inc.

By: ___________________________________

Name: _________________________________

Title: __________________________________

Seven Arts Entertainment Inc.
Convertible Promissory Note #2

Issuance Date: _______ __, 2012	U.S. $250,000.00

FOR VALUE RECEIVED, Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of Tonaquint, Inc., a Utah corporation, or its registered assigns (the “Holder”), the initial principal sum of $250,000.00 (the “Original Principal Amount”), and any additional advances and other amounts that may accrue or become due under the terms of this Convertible Promissory Note (this “Note”) when due, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date (each as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof), and to pay interest (“Interest”) on any Outstanding Balance (as defined below) at the applicable interest rate as set forth herein, whether upon any Installment Date, the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). Certain capitalized terms used herein are defined in Section 27 hereof. For purposes hereof, the term “Outstanding Balance” means the Original Principal Amount, as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion or otherwise, plus any accrued but unpaid Interest, collection and enforcements costs, and any other fees or charges (including without limitation Late Charges (as defined below)) incurred under this Note or under the Agreement (defined below).

This Note is issued pursuant to that certain Securities Purchase Agreement dated August 22, 2012, as the same may be amended from time to time (the “Agreement”), by and between the Company and the Holder.

1. PAYMENTS OF PRINCIPAL; PREPAYMENT. On each Installment Date (which includes the Maturity Date), the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. Additionally, so long as no Event of Default (as defined below) shall have occurred, the Company may, in its sole and absolute discretion and upon giving the Holder not less than five (5) Trading Days written notice (a “Prepayment Notice”), pay in cash all or any portion of the Outstanding Balance at any time prior to the Maturity Date; provided that in the event the Company elects to prepay all or any portion of the Outstanding Balance, it shall pay to the Holder 125% of the portion of the Outstanding Balance the Company elects to prepay (the “Prepayment Premium”).

2. INTEREST; INTEREST RATE. Interest on the Outstanding Balance shall accrue from the date set forth above as the Issuance Date (the “Issuance Date”) at the rate of eight percent (8%) per annum, provided that upon the occurrence of an Event of Default, Interest shall accrue on the Outstanding Balance at the rate of twenty-two percent (22%) per annum, as set forth in Section 4.2(d) hereof. All Interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note.  Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares, as provided for herein, and delivered to Holder at the address furnished to the Company for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid Interest, and thereafter to (d) principal.

3. CONVERSION OF NOTE. At the option of the Holder, this Note is convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 3.

3.1. Conversion Right.

(a) Subject to the provisions of Section 3.4, at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the Outstanding Balance into validly issued, fully paid and non-assessable shares of Common Stock (the “Section 3 Conversion Shares”) in accordance with Section 3.3, calculated using the Conversion Rate (as defined below).

(b) The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares issuable upon each conversion of this Note shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Section 3 Conversion Shares.

3.2. Conversion Rate. The number of Section 3 Conversion Shares issuable upon conversion of any portion of the Outstanding Balance pursuant to Section 3.1(a) shall be determined by dividing (x) the applicable Conversion Amount by (y) the Conversion Price (such formula is referred to herein as the “Conversion Rate”).

(a) “Conversion Amount” means the portion of the Outstanding Balance to be converted.

(b) “Conversion Price” means, as of any Conversion Date or other date of determination, $0.04, subject to adjustment as provided herein.

3.3. Mechanics of Conversion.

(a) Conversion Prior to Maturity Date. To convert any Conversion Amount into shares of Common Stock on any date, the Holder shall deliver (whether via email, facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date (a “Conversion Date”), a copy of an executed notice of conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company. If required by Section 3.3(c), within five (5) Trading Days following a conversion of this Note as aforesaid, the Holder shall surrender this Note to a reputable overnight courier for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14.2). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or email an acknowledgment of confirmation, in the form attached hereto as Exhibit B, of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the close of business on the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Delivery Date”), the Company shall, provided that all DWAC Eligible Conditions are then satisfied, credit the aggregate number of Section 3 Conversion Shares to which the Holder shall be entitled to the account specified on the Conversion Notice via the DWAC system. If all DWAC Eligible Conditions are not then satisfied, the Company shall instead issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Section 3 Conversion Shares to which the Holder shall be entitled; provided, however, that, in addition to any other rights or remedies that Holder may have under this Note, such number of shares issued by certificate rather than via the DWAC system shall be increased by 5% for each conversion that occurs more than six (6) months after the Issuance Date.  For the avoidance of doubt, the Company has not met its obligation to deliver Section 3 Conversion Shares by the Delivery Date unless the Holder or its broker, as applicable, has actually received the shares electronically into the applicable account, or if the DWAC Eligible Conditions are not then satisfied, has actually received the certificate representing the applicable Section 3 Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. If this Note is physically surrendered for conversion pursuant to Section 3.3(c) and the Outstanding Balance of this Note is greater than the principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to the Holder (or its designee) a new Note (in accordance with Section 14.4)) representing the Outstanding Balance not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Installment Amount(s) relating to the Installment Date(s) as set forth in the applicable Conversion Notice.

(b) Company’s Failure to Timely Deliver. Failure for any reason whatsoever to issue any portion of the Section 3 Conversion Shares to Holder by the applicable Delivery Date in the manner required under this Note shall be a “Conversion Failure”. Upon the occurrence of a Conversion Failure, in addition to all other remedies available to the Holder, (1) the Company shall pay in cash to the Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to the greater of (A) $2,000.00 per day and (B) 2% of the product of (i) the sum of the number of Section 3 Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled multiplied by (ii) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 3.3(a); and (2) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of this Note that has not been converted pursuant to such Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued or are owed to the Holder prior to the date of such notice pursuant to this Section 3.3(b) or otherwise. Notwithstanding the foregoing, a Conversion Failure shall not exist to the extent Section 3 Conversion Shares are not issued by the Company in order to comply with the limitations set forth in Section 3.4 hereof. Upon the occurrence of a Conversion Failure (unless Holder elects to void the Conversion Notice), in addition to such failure being considered an Event of Default hereunder, for purposes of Section 7.1 the Company shall also be deemed to have issued the Section 3 Conversion Shares to Holder on the latest possible permitted date and pursuant to the terms set forth in this Section 3, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Conversion Issuance”).

(c) Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the name and address of the holders of all or any portion of this Note and the principal amount of this Note held by such holder (the “Registered Note”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holder shall treat each Person whose name is recorded in the Register as the owner of this Note for all purposes (including, without limitation, the right to receive payments of principal and Interest hereunder) notwithstanding notice to the contrary. The Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign, transfer or sell all or part of the Registered Note by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 14. Notwithstanding anything to the contrary in this Section 3.3(c), the Holder may assign this Note or any portion thereof to its Affiliate without delivering a request to assign or sell this Note to the Company and the recordation of such assignment or sale in the Register (a “Related Party Assignment”); provided, that (A) the Company may continue to deal solely with such assigning or selling Holder unless and until such Holder has delivered a request to assign or sell this Note or portion thereof to the Company for recordation in the Register; (B) the failure of such assigning or selling Holder to deliver a request to assign or sell such Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale; and (C) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the “Related Party Register”) comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register.  Notwithstanding anything to the contrary set forth in this Section 3, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the entire Outstanding Balance of this Note is being converted (in which event this Note shall be delivered to the Company as contemplated by Section 3.3(a)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Outstanding Balance and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

3.4. Limitations on Conversions.

(a) Notwithstanding anything to the contrary contained in this Note (except as set forth below in this subsection), this Note shall not be convertible by the Holder hereof, and the Company shall not effect any conversion of this Note or otherwise issue any shares of Common Stock pursuant to Section 3 or Section 8 hereof, to the extent (but only to the extent) that the Holder together with any of its Affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock outstanding.  Notwithstanding the forgoing, (i) if any of the DWAC Eligible Conditions are not then satisfied, the term “4.99%” shall be replaced in the preceding sentence with “9.99%” at such time as the Market Capitalization of the Common Stock is less than $3,000,000.00, but (ii) if all of the DWAC Eligible Conditions are then satisfied, the term “4.99%” shall be replaced in the preceding sentence with “9.99%” only at such time as the Market Capitalization of the Common Stock is less than $1,500,000.00.  For the avoidance of any doubt, notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such change to “9.99%” shall be permanent.  For purposes of this Agreement, the term “Market Capitalization of the Common Stock” shall mean the product equal to (i) the average VWAP of the Common Stock for the immediately preceding thirty (30) Trading Days, multiplied by (ii) the aggregate number of outstanding shares of Common Stock as reported on the Company’s most recently filed Form 10-Q or Form 10-K.

(b) To the extent the limitation set forth in subsection (a) immediately above applies, the determination of whether this Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert this Note, or to issue shares of Common Stock, pursuant to this Section 3.4 shall have any effect on the applicability of the provisions of this Section 3.4 with respect to any subsequent determination of convertibility. For purposes of this Section 3.4, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(e) of the 1934 Act (as defined in the Agreement) and the rules and regulations promulgated thereunder. The provisions of this Section 3.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 to correct this Section 3.4 (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 3.4 shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this Section 3.4 and the Company may not waive this Section 3.4 without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note.

4. RIGHTS UPON EVENT OF DEFAULT.

4.1. Event of Default. Each of the following events shall constitute an “Event of Default”:

(a) Failure to Pay. The Company shall fail to make any payment when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal (including, without limitation, the Company’s failure to deliver any Installment Amount when due or to pay any redemption payments or amounts hereunder), or other amount due hereunder or under any other Transaction Document (as defined in the Agreement).

(b) Failure to Deliver or Process Shares. The Company (or its Transfer Agent, as applicable) (i) fails to issue Section 3 Conversion Shares by the Delivery Date; (ii) fails to issue any Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, within the time periods required by Section 8; (iii) announces (or threatens in writing) that it will not honor its obligation to issue shares to Holder in accordance with Section 3 and/or Section 8 of this Note; (iv) fails to transfer or cause its Transfer Agent to transfer or issue (electronically or in certificated form, as applicable) any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; (v) directs its Transfer Agent not to transfer, or delays, impairs, and/or hinders its Transfer Agent in transferring or issuing (electronically or in certificated form, as applicable) any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; or (vi) as applicable, fails to remove (or directs its Transfer Agent not to remove or impairs, delays, and/or hinders its Transfer Agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Section 3 Conversion Shares, Pre-Installment Certificated Shares or Post-Installment Certificated Shares as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor any such obligations).

(c) Judgment.  A final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) calendar days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) calendar days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) calendar days of the issuance of such judgment.

(d) Breach of Obligations; Covenants. The Company or its Subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or any of the other Transaction Documents, including without limitation (i) all reporting covenants and covenants to timely file all required quarterly and annual reports and any other filings required pursuant to Rule 144, and (ii) strict compliance with all provisions of Sections 3, 8, and 10 of this Note.

(e) Breach of Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing included in this Note or in connection with any of the Transaction Documents, or as an inducement to the Holder to enter into this Note or any of the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

(f) Receiver or Trustee. The Company shall make an assignment for the benefit of creditors, or apply for, or consent to, or otherwise be subject to, the appointment of a receiver, trustee, liquidator, assignee, custodian, sequestrator, or other similar official for a substantial part of its property or business.

(g) Failure to Pay Debts. If any of the Company’s assets are assigned to its creditors, or upon the occurrence of any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries in an amount equal to $100,000 or more.

(h) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company.

(i) Delisting of Common Stock. The suspension from trading or the failure of the Common Stock to be trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period.

(j) Liquidation. Any dissolution, liquidation, or winding up of the Company or any substantial portion of its business.

(k) Cessation of Operations. Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due; provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

(l) Maintenance of Assets. The failure by the Company to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

(m) Financial Statement Restatement. The restatement of any financial statements filed by the Company with the SEC for any date or period from two years prior to the date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Company with respect to this Note or the Agreement.

(n) Reverse Split. The Company effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to the Holder.

(o) Replacement of Transfer Agent. In the event that the Company proposes to replace its Transfer Agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed Transfer Agent Letter (as defined by the Agreement) in a form as required to be initially delivered pursuant to the Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent and delivered to the Company and the Holder.

(p) Governmental Action. If any governmental or regulatory authority takes or institutes any action against the Company, a Subsidiary, or an executive officer or director of the Company, that will materially affect the Company’s financial condition, operations or ability to pay or perform the Company’s obligations under this Note.

(q) Share Reserve. The Company’s failure to maintain the Share Reserve (as defined in the Agreement).

(r) Certification of Equity Conditions. A false or inaccurate certification (including, without limitation, a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied, that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred.

(s) DWAC Eligibility. The failure of any of the DWAC Eligible Conditions to be satisfied at any time during which the Company has obligations under this Note.

(t) Cross Default. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, a breach or default by the Company of any covenant or other term or condition contained in (i) any of the other Transaction Documents, or (ii) any Other Agreements (defined below); shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note. The Company hereby agrees to notify the Holder in writing within three (3) Trading Days after any such default; provided, however, any filing of an 8-K that identifies any such default shall not be deemed notice under this Section 4.1(t). “Other Agreements” means, collectively, (1) all existing and future agreements and instruments between, among or by the Company (or a Subsidiary), on the one hand, and the Holder (or an Affiliate of Holder), on the other hand, and (2) any financing agreement or a material agreement that affects the Company’s ongoing business operations. For the avoidance of doubt, all existing and future loan transactions between the Company and the Holder and its Affiliates will be cross-defaulted with each other loan transaction and with all other existing and future debt of the Company to the Holder.

Each subsection of this Section 4.1 shall be interpreted and applied independently, and no such subsection shall be deemed to limit or qualify any other subsection in any manner whatsoever.

4.2. Notice of an Event of Default; Redemption Right.

(a) Upon the occurrence of an Event of Default, the Company shall within one (1) Trading Day deliver written notice thereof via facsimile and reputable overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder.

(b) At any time and from time to time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Default Redemption Amount”). Redemptions required by this Section 4.2(b) shall be made in accordance with the provisions of Section 10. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3.4, until the Default Redemption Amount (together with Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section 10; the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to the other terms of this Note. In the event of a partial redemption of this Note pursuant hereto, the applicable Default Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Event of Default Redemption Notice. Notwithstanding the foregoing, this Section 4.2(b) shall not apply to an Event of Default arising under Section 4.1(h) (Bankruptcy).

(c) Upon the occurrence of an Event of Default occurring under Section 4.1(h) due to the institution by or against the Company of any bankruptcy proceeding for relief under any bankruptcy law or any law for the relief of debtors, (i) the Outstanding Balance shall automatically increase to an amount equal to the Outstanding Balance immediately prior to such Event of Default multiplied by the Redemption Premium, and (ii) all amounts owed under this Note shall accelerate and be immediately due and payable, all without the need for any further notice to or action by any party hereunder.

(d) Upon the occurrence of any Event of Default, this Note shall thereafter accrue interest at the rate of 1.8% per month (or 22% per annum), compounding daily, whether before or after judgment; provided, however, that notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law.

(e) Notwithstanding and in addition to any other provision contained herein, if Section 3 Conversion Shares are delivered to Holder in certificated form rather than electronic form, the Outstanding Balance shall automatically increase by an amount equal to the decline in Value (as defined below), if any, of such shares between the time the certificate representing such shares was required to be delivered to the Holder hereunder, and the date the certificate representing such shares becomes Free Trading. The Company agrees to use it best efforts to cause such shares to become Free Trading. “Value”, as used in this subsection, shall mean the five (5) Trading Day trailing average VWAP for the applicable shares.

5. RIGHTS UPON FUNDAMENTAL TRANSACTION.

5.1. Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5.1 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder, in its sole discretion, prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of this Note, having similar conversion rights as this Note and having similar ranking to this Note, and being satisfactory to the Holder in its sole discretion, (ii) the Successor Entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, and (iii) the Company has received the Holder’s prior written consent to enter into such Fundamental Transaction. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 6, which shall continue to be receivable thereafter) issuable upon the conversion or redemption of this Note prior to such Fundamental Transaction), such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

5.2. Notice of a Fundamental Transaction; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Fundamental Transaction, but not prior to the public announcement of such Fundamental Transaction, the Company shall deliver written notice thereof via facsimile and reputable overnight courier to the Holder (a “Fundamental Transaction Notice”). At any time during the period beginning after the Holder’s receipt of a Fundamental Transaction Notice or the Holder becoming aware of a Fundamental Transaction if a Fundamental Transaction Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (i) consummation of such Fundamental Transaction and (ii) the date of receipt of such Fundamental Transaction Notice, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Fundamental Transaction Redemption Notice”) to the Company, which Fundamental Transaction Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Fundamental Transaction Redemption Amount”). The Fundamental Transaction Redemption Amount shall be redeemed by the Company in cash pursuant to and in accordance with Section 10 and shall have priority to payments to stockholders in connection with such Fundamental Transaction. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3.4, until the Fundamental Transaction Redemption Amount (together with any Late Charges thereon) is paid in full, the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Fundamental Transaction Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Fundamental Transaction Redemption Notice.

6. DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

6.1. Distribution of Assets. Without the prior written consent of Holder, the Company agrees not to declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction).

6.2. Purchase Rights. In addition to any adjustments pursuant to Section 7 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

6.3. Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) using a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

7. RIGHTS UPON ISSUANCE OF SECURITIES.

7.1. Adjustment of Conversion Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever on or after the Issuance Date the Company issues or sells Common Stock, Options, Convertible Securities, or upon any conversion or Deemed Issuance, or in accordance with subsections (a) through (e) below is deemed to have issued or sold, any shares of Common Stock (including without limitation the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.  For the avoidance of doubt, if the New Issuance Price is greater than the Applicable Price, there shall be no adjustment to the Conversion Price. For purposes of determining the adjusted Conversion Price under this Section 7.1, the following shall be applicable:

(a) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7.1(a), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(b) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7.1(b), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7.1, except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(c) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7.1(c), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7.1 shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(d) Calculation of Consideration Received. If any Option or Convertible Security is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received by the Company minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) Trading Days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(e) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

7.2. Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

7.3. Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 7.3 will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

8. COMPANY INSTALLMENT CONVERSION OR REDEMPTION. Beginning on the date that is one hundred eighty (180) calendar days following the Issuance Date (the “Initial Installment Date”), and on each applicable Installment Date thereafter, the Company shall pay to the Holder of this Note the applicable Installment Amount due on such date by converting such Installment Amount in accordance with this Section 8 (a “Company Conversion”); provided, however, the Company may, at its option as described below, pay all or any part of such Installment Amount by redeeming such Installment Amount in cash (a “Company Redemption”) or by any combination of a Company Conversion and a Company Redemption so long as the entire amount of such Installment Amount due shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 8; provided further that the Company shall not be entitled to effect a Company Conversion with respect to any portion of such Installment Amount and shall be required to pay the entire amount of such Installment Amount in cash pursuant to a Company Redemption if on the applicable Pre-Installment Notice Due Date (defined below) or on the applicable Installment Date (as the case may be) there is an Equity Conditions Failure, and such failure is not waived by Holder as permitted herein.

8.1. General. On or prior to the date which is the twenty-third (23rd) Trading Day prior to each Installment Date (each, a “Pre-Installment Notice Due Date”), the Company shall deliver written notice to the Holder substantially in the form attached hereto as Exhibit C-1 (each, a “Pre-Installment Notice”), and such Pre-Installment Notice shall (i) either (A) confirm that the applicable Installment Amount of this Note shall be converted in whole pursuant to a Company Conversion, or (B) (1) state that the Company elects to redeem, or is required to redeem in accordance with the provisions of this Note, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption and (2) specify the portion of the applicable Installment Amount which the Company elects, or is required to redeem, pursuant to a Company Redemption (such amount to be redeemed in cash, the “Company Redemption Amount”) and the portion of the applicable Installment Amount, if any, with respect to which the Company will, and is permitted to, effect a Company Conversion (such amount of the applicable Installment Amount so specified to be so converted pursuant to this Section 8 is referred to herein as the “Company Conversion Amount”), which amounts when added together, must equal the entire applicable Installment Amount and (ii) if the applicable Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, certify that there is not an Equity Conditions Failure as of the Pre-Installment Notice Due Date. Each Pre-Installment Notice shall be irrevocable and may not be revoked by the Company. If the Company does not timely deliver a Pre-Installment Notice on an applicable Pre-Installment Notice Due Date that complies with this Section 8, then the Company shall be deemed to have delivered on such Pre-Installment Notice Due Date an irrevocable Pre-Installment Notice confirming a Company Conversion of the entire Installment Amount payable as required hereunder and shall be deemed to have certified that there is not an Equity Conditions Failure as of the applicable Pre-Installment Notice Due Date. The applicable Company Conversion Amount (whether set forth in the applicable Pre-Installment Notice or by operation of this Section 8) shall be converted in accordance with Section 8.2 or Section 8.4, as applicable and the applicable Company Redemption Amount shall be redeemed in accordance with Section 8.3.

8.2. Mechanics of Company Conversion. Subject to Section 3.4, if the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8.1, then this Section 8.2 shall apply. Notwithstanding the foregoing, if an Equity Conditions Failure has occurred as of the applicable Pre-Installment Notice Due Date, then the Company shall identify each such Equity Conditions Failure in the Pre-Installment Notice and request a waiver thereof from Holder pursuant to Section 8.6 hereof. (i) If such waiver is obtained, and all DWAC Eligible Conditions are then satisfied and a Company Conversion is not otherwise prohibited under any other provision of this Note, then the remainder of this Section 8.2 shall apply to the Company Conversion; (ii) if such waiver is obtained, but all DWAC Eligible Conditions are not then satisfied, then the remainder of this Section 8.2 shall not apply and the Company must deliver certificated Common Stock to Holder pursuant to Section 8.4 hereof; or (iii) if such waiver is not obtained, then the remainder of this Section 8.2 shall not apply and the Company must elect a Company Redemption and deliver cash to the Holder in an amount equal to the Installment Amount (or such lessor amount authorized by the Holder in writing) pursuant to Section 8.3 hereof. To the extent applicable as set forth above:

(a) No later than three (3) Trading Days after each applicable Pre-Installment Notice Due Date, the Company shall deliver to the Holder’s account the Pre-Installment Conversion Shares, and as to which the Holder shall be the owner thereof as of the applicable Pre-Installment Notice Due Date.

(b) No later than three (3) Trading Days after each Installment Date, the Company shall deliver to the Holder’s account a number of shares of Common Stock equal to the amount, if any, by which the Post-Installment Conversion Shares exceed the Pre-Installment Conversion Shares previously delivered to Holder, registered in the name of the Holder or its designee. So long as no Event of Default has occurred regarding payment, conversion or redemption under this Note (each a “Payment Default”), if the Pre-Installment Conversion Shares on the applicable Installment Date exceed the Post-Installment Conversion Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Pre-Installment Conversion Shares for the applicable Installment Date exceed the Post-Installment Conversion Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder. The Company agrees to deliver to the Holder such information and calculations required under this Section 8.2(b) substantially in the form attached hereto as Exhibit C-2 (each, an “Installment Date Notice”).

(c) If an Event of Default occurs during any applicable Company Conversion Measuring Period (defined below), then Holder may elect to either (i) return any Pre-Installment Conversion Shares delivered in connection with the applicable Installment Date, or (ii) retain such Pre-Installment Conversion Shares and reduce the Outstanding Balance in connection therewith by an amount equal to the Market Price of such retained Pre-Installment Conversion Shares as of the Installment Date, but in no event shall such reduction be greater than the Company Conversion Amount used to calculate such Pre-Installment Conversion Shares.  “Company Conversion Measuring Period” means the period beginning on the applicable Pre-Installment Notice Due Date and ending on the applicable Installment Date.

(d) If no Equity Conditions Failure existed as of the Pre-Installment Notice Due Date, but an Equity Conditions Failure exists as of the applicable Installment Date, and such is not waived as permitted herein, or a Company Conversion is not otherwise permitted as of the Installment Date under any other provision of this Note, then, at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following:

(i) the Company must redeem all or any part designated by the Holder of the Company Conversion Amount for which shares have not yet been delivered to Holder (such designated amount is referred to as the “Designated Redemption Amount”) and the Company shall pay to the Holder within three (3) Trading Days of such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to the Redemption Premium multiplied by the Designated Redemption Amount (the “Designated Redemption Price”) (if the Company fails to pay the Designated Redemption Price by the third (3rd) Trading Day following such written notice to the Company, then such failure to pay shall be an Event of Default under Section 4.1(a) hereof), or

(ii) the Company Conversion shall be null and void with respect to the Company Conversion Amount for which shares have not yet been delivered to Holder, and Holder shall be entitled to all the rights of a holder of this Note with respect to such remaining Company Conversion Amount; provided, however, the Conversion Price for such remaining Company Conversion Amount shall thereafter be adjusted to equal the lesser of (Y) the Default Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (Z) the Default Conversion Price that would be in effect on the date on which the Holder delivers a subsequent Conversion Notice relating thereto as if such date was an Installment Date.

(e) Notwithstanding anything to the contrary in this Section 8.2, but subject to Section 3.4, until the Company delivers Common Stock representing the Company Conversion Amount to the Holder pursuant to the terms of this Section 8.2, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 3. In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice.

(f) All Common Stock to be delivered to the Holder under this Section 8.2 shall be transferred via the DWAC system.  Failure to do so shall constitute an Event of Default under Section 4.1(b) hereof.

8.3. Mechanics of Company Redemption. If the Company elects, or is required to elect, a Company Redemption, in whole or in part, in accordance with Section 8.1 or Section 8.2, then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date in an amount of cash, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds an amount, equal to the applicable Company Redemption Amount. If the Company fails to pay the applicable Company Redemption Amount on the applicable Installment Date, then, at the option of the Holder designated in writing to the Company (any such designation shall be a “Conversion Notice” for purposes of this Note), the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price (determined as of the date of such designation as if such date were an Installment Date). Conversions required by this Section 8.3 shall be made in accordance with the provisions of Section 3.3. Notwithstanding anything to the contrary in this Section 8.3, but subject to Section 3.4 and the Holder’s right to require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price as set forth above, until the Company Redemption Amount (together with any Late Charges thereon) is paid in full, the Company Redemption Amount (together with any Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice.

8.4. DWAC Eligibility. If, when the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8.1, and the DWAC Eligible Conditions are not then satisfied but Holder waives the corresponding Equity Conditions Failure pursuant to Section 8.6, then, in accordance with Section 8.2, although such status will constitute an Event of Default hereunder, shares required to be issued to the Holder under this Section 8 shall be issued (without limiting any of Holder’s rights with respect to the Event of Default) as follows:

(a) No later than three (3) Trading Days after delivery or deemed delivery (as applicable) of the applicable Pre-Installment Notice setting forth a Company Conversion Amount, the Company shall deliver to the Holder or its broker, via reputable overnight courier, the Pre-Installment Certificated Shares by original share certificate, registered in the name of the Holder or its designee; provided, however, that so long as shares are not provided electronically to the Holder under Section 8, the Pre-Installment Certificated Shares shall equal two (2) times the number of Pre-Installment Conversion Shares that would otherwise be transferred electronically to the Holder.

(b) The Company agrees to use its best efforts to cause such shares to become Free Trading (the first date such occurs, the “Free Trading Date”). The Holder will notify the Company of the Free Trading Date via email within two (2) Trading Days after the occurrence of the Free Trading Date.

(c) Provided that there is no Equity Conditions Failure as of the date that is twenty-three (23) Trading Days after the applicable Free Trading Date (the “Certificated Shares Installment Date”) (or such failure is waived as permitted herein) and a Company Conversion is not otherwise prohibited under any other provision of this Note, no later than three (3) Trading Days after the applicable Certificated Shares Installment Date, the Company shall deliver to the Holder or its broker via reputable overnight courier the Post-Installment Certificated Shares, less the Pre-Installment Certificated Shares previously delivered to the Holder, by original share certificate, registered in the name of the Holder or its designee. So long as no Payment Default has occurred, if the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder.

8.5. Deemed Issuance. If Company fails to deliver shares as required by any portion of this Section 8, in addition to such failure to act being considered an Event of Default hereunder, for purposes of Section 7.1, the Company shall also be deemed to have issued the Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to Holder on the latest possible permitted date pursuant to the terms set forth in this Section 8, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Installment Issuance”).

8.6. Waiver of Equity Conditions Failure. Notwithstanding anything in this Note to the Contrary, the Holder may waive in writing any Equity Conditions Failure, except for the Non-Waivable Equity Conditions (defined below).  For purposes of this Section 8, “Non-Waivable Equity Conditions” refers to (A) the Equity Condition set forth in Section 27.19(iv) (indicating that Holder may not own more than the Maximum Percentage set forth in Section 3.4 of this Note), and (B) the Equity Condition set forth in Section 27.19(v) (Common Stock may be issued without violating the rules of the Eligible Market). Any such waiver shall only be made for the purposes of permitting a Company Conversion to occur under this Section 8 and shall not be deemed a waiver of the underlying default or a continuing waiver of a future Equity Conditions Failure. Any such waiver shall not excuse the Company from the performance of any of its current or future obligations under this Note.

8.7. Preparation of Installment Notices. Because of the complexity of the calculations contemplated under this Note, the Holder may, at its sole discretion, prepare the Pre-Installment Notice and/or the Installment Date Notice for the benefit of the Company, including the calculation of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, Post-Installment Certificated Shares; provided, however, that no error or mistake in the preparation of such notices or information may be deemed a waiver of the Holder’s right to enforce the terms of this Note, even if such error or mistake arises from the Holder’s own calculation. Nothing in this Section shall be deemed an obligation of the Holder to prepare any such notices or information, or a waiver of any of its rights and remedies under this Note.

8.8. Transfer Fees. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

9. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Agreement), bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note, and (iii) shall, so long as this Note is outstanding, take all action necessary to maintain the Share Reserve (as defined in the Agreement).

10. HOLDER’S REDEMPTIONS. If the Holder has submitted to the Company an Event of Default Redemption Notice in accordance with Section 4.2(b), then the Company shall pay to Holder in cash within ten (10) Trading Days after the Company’s receipt of such Event of Default Redemption Notice an amount equal to the Default Redemption Amount multiplied by the Redemption Premium (the “Event of Default Redemption Price”); provided, however, that the Redemption Premium may only be applied in computing the Event of Default Redemption Price with respect to the first two Events of Default under this Note, and not to any subsequent Events of Default. If the Holder has submitted to Company a Fundamental Transaction Redemption Notice in accordance with Section 5.2, then the Company shall pay to Holder in cash prior to the consummation of such Fundamental Transaction if such notice is received prior to the consummation of such Fundamental Transaction and within ten (10) Trading Days after the Company’s receipt of such notice otherwise, an amount equal to the Fundamental Transaction Redemption Amount multiplied by the Redemption Premium (the “Fundamental Transaction Redemption Price”). Notwithstanding anything in this Note to the contrary, such failure of the Company to pay the Redemption Price under this Section 10 shall not be considered a separate Event of Default hereunder. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to cancel the Event of Default Redemption Notice or the Fundamental Transaction Redemption Notice, as applicable, by written notice to the Company (the “Redemption Cancellation Notice”). Upon the Company’s receipt of a Redemption Cancellation Notice, (y) the Outstanding Balance of this Note as of the date of the Redemption Notice shall be increased by an amount equal to (1) the applicable Event of Default Redemption Price, or Fundamental Transaction Redemption Price (as the case may be), minus (2) the principal portion of the Outstanding Balance submitted for redemption; and (z) the Conversion Price of this Note shall be automatically adjusted with respect to each conversion under this Note effected thereafter by the Holder to the lowest of (A) 75% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date of the Redemption Cancellation Notice, (B) the Market Price as of the date of the Redemption Cancellation Notice, (C) the then current Market Price, and (D) the then current Conversion Price. The Holder’s delivery of a Redemption Cancellation Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such Redemption Cancellation Notice.

11. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

12. AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

13. TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

14. REISSUANCE OF THIS NOTE.

14.1. Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 14.4), registered as the Holder may request, representing the Outstanding Balance being transferred by the Holder and, if less than the entire Outstanding Balance is being transferred, a new Note (in accordance with Section 14.4) to the Holder representing the Outstanding Balance not being transferred.

14.2. Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 14.4) representing the Outstanding Balance.

14.3. Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 14.4 and in principal amounts of at least $1,000) representing in the aggregate the Outstanding Balance of this Note, and each such new Note will represent such portion of such Outstanding Balance as is designated by the Holder at the time of such surrender.

14.4. Issuance of New Notes. Subject to Section 10, whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Outstanding Balance (or in the case of a new Note being issued pursuant to Section 14.1 or Section 14.3, the portion of the Outstanding Balance designated by the Holder which, when added to the outstanding balance represented by the other new Notes issued in connection with such issuance, does not exceed the Outstanding Balance under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges and other increases to the Outstanding Balance as permitted hereunder from the Issuance Date.

15. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies, including without limitation the Redemption Premium, Prepayment Premium, and all other charges, fees, and collection costs provided for in this Note, shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 7).

16. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the Purchase Price paid for this Note was less than the Original Principal Amount.

17. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

18. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) or the arithmetic calculation of Conversion Shares or the applicable Redemption Price (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Trading Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Trading Days, submit via facsimile (a) the disputed determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder or (b) the disputed arithmetic calculation of the Conversion Shares or any Redemption Price (as the case may be) to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Trading Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation with respect to the disputes set forth in this Section 19 (as the case may be) shall be binding upon all parties absent demonstrable error.

20. NOTICES; PAYMENTS.

20.1. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Agreement titled “Notices.“  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

20.2. Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

20.3. Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions delivered to Company by Holder from time to time. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of eighteen percent (18%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

21. CANCELLATION. After repayment or conversion of the entire Outstanding Balance, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

22. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement.

23. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Salt Lake City for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company or any of its Subsidiaries in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

24. SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with one or more valid provisions, the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

25. FEES AND CHARGES. The parties acknowledge and agree that upon Company’s failure to comply with the provisions of this Note, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates, the Holder’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any fees, charges, and interest due under this Note, including without limitation the Prepayment Premium and the Redemption Premium, are intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not a penalty, and shall not be deemed in any way to limit any other right or remedy Holder may have hereunder, at law or in equity.

26. UNCONDITIONAL OBLIGATION. Subject to the terms of the Agreement, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed.  This Note is the direct obligation of the Company and not subject to offsets, counterclaims, defenses, credits or deductions.

27. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

27.1. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

27.2. “Agreement” means that certain Securities Purchase Agreement, dated as of _______ __, 2012, as may be amended from time to time, by and between the Company and the Holder, pursuant to which the Company issued this Note.

27.3. “Approved Stock Plan” means any stock option plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

27.4. “Black Scholes Consideration Value” means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be), and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

27.5. “Bloomberg” means Bloomberg, L.P.

27.6. “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

27.7. “Common Stock” means (i) the Company’s shares of common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

27.8. “Contingent Obligation” means as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

27.9. “Conversion Shares” means shares of Common Stock issuable by the Company upon any conversion of this Note, including without limitation, Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

27.10. “Convertible Securities” means any stock, preferred stock, stock appreciation rights, phantom stock, equity related rights, equity linked rights, or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

27.11. “Current Subsidiary” means any Person in which the Company on the Issuance Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries.”

27.12. “Deemed Issuance” means (i) a Deemed Conversion Issuance as defined in Section 3.3(b) hereof, (ii) a Deemed Installment Issuance as defined in Section 8.5 hereof, and (iii) a Deemed Warrant Issuance as defined in Section 7.1(e) hereof.

27.13. “Default Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of the specified Pre-Installment Notice Due Date or the Installment Date, as applicable. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.14. “DTC” means the Depository Trust Company.

27.15. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

27.16. “DWAC” means Deposit Withdrawal at Custodian as defined by the DTC.

27.17. “DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including without limitation transfer through DTC’s DWAC system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, and (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program.

27.18. “Eligible Market” means The New York Stock Exchange, NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX or the OTCQB, or the Principal Market. In no event shall quotations provided in OTC Pink by Pink OTC Markets Inc., or its successor, be considered an Eligible Market.

27.19. “Equity Conditions” means: (i) with respect to the applicable date of determination all of the Conversion Shares are freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note); (ii) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock (including all of the Conversion Shares) is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by the Company); (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 3 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3.4 hereof (the Holder acknowledges that the Company shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from the Holder); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (ix) without limiting clause (viii) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (x) all DWAC Eligible Conditions shall be satisfied as of each applicable Pre-Installment Notice Due Date and Installment Date; (xi) on each Pre-Installment Notice Due Date and each Installment Date, the average and median daily dollar volume of the Common Stock on its Principal Market for the previous twenty-three (23) Trading Days shall be greater than $85,000.00; (xii) the ten (10) day average VWAP of the Common Stock is greater than $0.005; and (xiii) Market Capitalization of the Common Stock is more than $1,500,000.00.

27.20. “Equity Conditions Failure” means, with respect to a particular date of determination, that on any day during the period commencing twenty three (23) Trading Days immediately prior to such date of determination and ending on such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder). If an Equity Conditions Failure is the result of an Event of Default, then the Equity Conditions Failure shall be deemed permanent and may not be cured by the Company.

27.21. “Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable (i) in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Issuance Date; and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s-length basis, the purpose of which is not to raise additional capital; provided, that such third parties are not granted any registration rights.  Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its Subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities.

27.22. “Free Trading” means that (i) the certificate representing the applicable shares of Common Stock has been cleared and approved for public resale by the compliance departments of Holder’s brokerage firm and the clearing firm servicing such brokerage, and (ii) such shares are held in the name of the clearing firm servicing Holder’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Holder.

27.23. “Fundamental Transaction” means that (i) (1) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) the Company or any of its Significant Subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of the Company’s Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

27.24. “GAAP” means United States generally accepted accounting principles, consistently applied.

27.25. “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

27.26. “Installment Amount” means the greater of (i) $62,500 (250,000.00 ÷ 4), plus the sum of any accrued and unpaid Interest as of the applicable Installment Date and accrued and unpaid Late Charges, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Holder under this Note as of such Installment Date, and (ii) the then Outstanding Balance divided by the number of Installment Dates remaining prior to the Maturity Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion (based on the portion of this Note transferred compared with the Outstanding Balance of this Note as of the transfer date) of each unpaid Installment Amount hereunder.

27.27. “Installment Date” means the Initial Installment Date and the same day on each of the following calendar months following the Initial Installment Date, regardless of the occurrence of any Event of Default (or the issuance of any Redemption Cancellation Notice). If the Outstanding Balance is not paid on the Maturity Date, then in addition to any remedies available under the Transaction Documents, the Installment Dates will continue on the same day of each calendar month until the Outstanding Balance is paid in full, thus requiring the Company to continue to provide Pre-Installment Notices to the Holder pursuant to Section 8 hereof.

27.28. “Market Price” means 75% of the arithmetic average of the three (3) lowest VWAPs of the shares of Common Stock during the twenty (20) consecutive Trading Day period immediately preceding the date of such determination (the “Measuring Period”). All such determinations are to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such Measuring Period.

27.29. “Maturity Date” shall mean the date that is ten (10) months after the Issuance Date.

27.30. “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Issuance Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

27.31. “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

27.32. “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

27.33. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

27.34. “Post-Installment Certificated Shares” means a number of shares of Common Stock equal to one (1) times the greater of (i) the Post-Installment Conversion Shares calculated using the applicable Installment Date, and (ii) the Post-Installment Conversion Shares calculated using the Certificated Shares Installment Date (as if such date were the designated Installment Date).

27.35. “Post-Installment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Installment Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.36. “Post-Installment Conversion Shares” means that number of shares of Common Stock that would be required to be delivered pursuant to Section 8 on an applicable Installment Date without taking into account the delivery of any Pre-Installment Conversion Shares. The Post-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Post-Installment Conversion Price as of the applicable Installment Date.

27.37. “Pre-Installment Certificated Shares” means the number of shares of Common Stock to be delivered pursuant to Section 8.4(a).  The Pre-Installment Certificated Shares are equal to two (2) times the number of Pre-Installment Conversion Shares that would otherwise be required to be delivered to the Holder pursuant to Section 8.2(a) under the applicable Pre-Installment Notice.

27.38. “Pre-Installment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Pre-Installment Notice Due Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.39. “Pre-Installment Conversion Shares” means the number of shares of Common Stock to be delivered pursuant to Section 8.1. The Pre-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Pre-Installment Conversion Price as of the applicable Pre-Installment Notice Due Date.

27.40. “Principal Market” means the Nasdaq Capital Market.

27.41. “Redemption Notices” means, collectively, Event of Default Redemption Notices and Fundamental Transaction Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”

27.42. “Redemption Premium” means 135%.

27.43. “Redemption Price” means either the Event of Default Redemption Price or the Fundamental Transaction Redemption Price, as the context requires or permits.

27.44. “SEC” means the United States Securities and Exchange Commission or the successor thereto.

27.45. “Significant Subsidiaries” means, as of any date of determination, collectively, all Subsidiaries that would constitute a “significant subsidiary” under Rule 1-02 of Regulation S-X promulgated by the SEC, and each of the foregoing, individually, a “Significant Subsidiary.”

27.46. “Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”

27.47. “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

27.48.  “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

27.49. “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

27.50. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

28. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

29. MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

THE COMPANY: Seven Arts Entertainment Inc. By: _________________________________ Name:_______________________________ Title:________________________________

ACKNOWLEDGED, ACCEPTED AND AGREED:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

[Signature page to Convertible Promissory Note]

EXHIBIT A

Tonaquint, Inc.
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

Seven Arts Entertainment Inc.	Date:_________________________________
Attn: _________________
8439 Sunset Boulevard 4th Floor
Los Angeles, California 90069
CONVERSION NOTICE

The above-captioned Holder hereby gives notice to Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), pursuant to that certain Convertible Promissory Note #2 made by the Company in favor of the Holder on _______ __, 2012 (the “Note”), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below.  Said conversion shall be based on the Conversion Price set forth below.  In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of conversion:	____________
B.	Conversion #:	____________
C.	Conversion Amount:	____________
D.	Conversion Price: _________________________
E.	Section 3 Conversion Shares: _______________ (C divided by D)
F.	Remaining Outstanding Balance of Note: ____________

$_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Section 3 Conversion Shares electronically (via DWAC) to the following account:

Broker:_______________________________	Address:	______________________________________
DTC#: _______________________________		______________________________________
Account #: ___________________________		______________________________________
Account Name: ________________________

To the extent the Section 3 Conversion Shares are not able to be delivered to the Holder electronically via the DWAC system, please add additional certificated Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares so converted (per Section 3.3(a) of the Note), and deliver all such certificated shares to the Holder via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:
_____________________________________
_____________________________________
_____________________________________

Sincerely,

Holder:   Tonaquint, Inc.

By: _________________________
       John M. Fife, President

EXHIBIT B
ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs _______________ to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Instructions to Transfer Agent dated _______ __, 2012 from the Company and acknowledged and agreed to by ___________________.

Seven Arts Entertainment Inc.
By: ________________________
Name: ______________________
Title: _______________________

EXHIBIT C-1

Seven Arts Entertainment Inc.
8439 Sunset Boulevard, Suite 402
West Hollywood, California 90069

Tonaquint, Inc.	Date: __________________________
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657

PRE-INSTALLMENT NOTICE

The above-captioned Company hereby gives notice to Tonaquint, Inc., a Utah corporation (the “Holder”), pursuant to that certain Convertible Promissory Note #2 made by the Company in favor of the Holder on __________, 2012 (the “Note”), of certain Company elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Notice to conform to the Note.  Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

PRE-INSTALLMENT ELECTIONS AND CERTIFICATIONS
AS OF THE PRE-INSTALLMENT NOTICE DUE DATE

A.	COMPANY ELECTIONS

The Company elects to pay the Installment Amount as follows (check one):

______(i)	Redeeming the Installment Amount in cash in accordance with Section 8 of the Note (“Company Redemption”) (if selected, no other sections of this Notice need to be completed)

______(ii)	Converting the Installment Amount in accordance with Section 8 of the Note (“Company Conversion”) (if selected, complete Section B(1) and Section (C) of this Notice)

______(iii)	Combination of Company Redemption and Company Conversion (if selected, complete Section B(2) and Section (C) of this Notice)

B.	COMPANY CONVERSION (if applicable)

1.	Company Conversion:

A.	Pre-Installment Notice Due Date: ____________, 201_
B.	Company Conversion Amount:	_____________
C.	Pre-Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Pre-Installment Notice Due Date)
D.	Pre-Installment Conversion Shares: _______________ (B divided by C)
E.	Excess shares to be applied from previous installment (if any): _____________
F.	Installment shares to be delivered: ________________ (D minus E)
G.	Remaining Note balance: ____________

2.	Combination of Company Redemption and Company Conversion (if elected above):

A.	Pre-Installment Notice Due Date: ____________, 201_
B.	Installment Amount:	____________
C.	Company Redemption Amount: _____________
D.	Company Conversion Amount: _____________ (B minus C)
E.	Pre-Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Pre-Installment Notice Due Date)
F.	Pre-Installment Conversion Shares: _______________ (D divided by E)
G.	Excess shares to be applied from previous installment (if any): _____________
H.	Installment shares to be delivered: ________________ (F minus G)
I.	Remaining Note balance: ____________

C.	EQUITY CONDITIONS CERTIFICATION (if applicable)

1.	Market Capitalization of the Common Stock:________________

(Check One)

2.	_________The Company herby certifies that no Equity Conditions Failure exists as of the Pre-Installment Notice Due Date.

3.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

Sincerely,

Company:  Seven Arts Entertainment Inc.

By: ___________________________________

Name: _________________________________

Title: __________________________________

EXHIBIT C-2

Seven Arts Entertainment Inc.
8439 Sunset Boulevard, Suite 402
West Hollywood, California 90069

Tonaquint, Inc.	Date: __________________________
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657

INSTALLMENT DATE NOTICE

The above-captioned Company hereby gives notice to Tonaquint, Inc., a Utah corporation (the “Holder”), pursuant to that certain Convertible Promissory Note #2 made by the Company in favor of the Holder on ________ __, 2012 (the “Note”), of Post-Installment Conversion Shares and Equity Conditions Certifications related to _____________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Notice to conform to the Note.  Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

POST-INSTALLMENT CONVERSION SHARES AND CERTIFICATIONS
AS OF THE INSTALLMENT DATE

1.	POST-INSTALLMENT CONVERSION SHARES

A.	Pre-Installment Notice Due Date: ____________, 201_

B.	Company Conversion Amount: _____________

C.	Post-Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Date)

D.	Post-Installment Conversion Shares: _______________ (B divided by C)

E.	Pre-Installment Conversion Shares delivered: ________________

F.	Post-Installment Conversion Shares to be delivered: ________________ (only applicable if D minus E is greater than zero)

G.	Pre-Installment Conversion Shares to be applied to next installment or returned:_________________ (only applicable if D minus E is less than zero and no Payment Default has occurred)

H.	Pre-Installment Conversion Shares to be retained by the Holder because of a Payment Default: _________________ (only applicable if D minus E is less than zero and a Payment Default has occurred)

2.	EQUITY CONDITIONS CERTIFICATION

A.	Market Capitalization of the Common Stock:________________

(Check One)

B.	_________The Company herby certifies that no Equity Conditions Failure exists as of the applicable Installment Date.

C.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

Sincerely,

Company:  Seven Arts Entertainment Inc.

By: ___________________________________

Name: _________________________________

Title: __________________________________

IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT

Date:  August 22, 2012

To the transfer agent of SEVEN ARTS ENTERTAINMENT INC.

Re:           Instruction to Reserve and Transfer Shares

Ladies and Gentlemen:

Reference is made to that certain Convertible Promissory Note #1 dated as of August 22, 2012 (the “Note”), made by SEVEN ARTS ENTERTAINMENT INC., a Nevada corporation (the “Company”), pursuant to which the Company agreed to pay to TONAQUINT, INC., a Utah corporation, its successors and/or assigns (the “Holder”), the aggregate sum of $310,000.00, plus interest, fees, and collection costs.  The Note was issued pursuant to that certain Securities Purchase Agreement dated August 22, 2012, by and between the Company and the Holder (the “Agreement” and together with the Note and all other documents entered into in conjunction therewith, including any amendments or waivers, the “Loan Documents”).  Pursuant to the terms of the Note, the Note may be converted into shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) (the shares of Common Stock issuable upon any conversion or otherwise under the Note, the “Shares”).

Pursuant to the terms of the Agreement, until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, the Company has agreed to at all times require its transfer agent to establish a reserve of shares of authorized but unissued Common Stock equal to the amount calculated as follows (such calculated amount is referred to herein as the “Share Reserve”): two times the higher of (1) the Outstanding Balance (as defined in and determined pursuant to the Note) divided by the Conversion Price (as defined in and determined pursuant to the Note), and (2) the Outstanding Balance divided by the Market Price (as defined in and determined pursuant to the Note).

This irrevocable letter of instructions (this “Letter”) shall serve as the authorization and direction of the Company to Interwest Transfer Company, Inc. or its successors as the Company’s transfer agent (hereinafter, “you” or “your”), to reserve shares of Common Stock and to issue (or where relevant, to reissue in the name of Holder) shares of Common Stock to the Holder or its broker, upon conversion of the Note, as follows:

1. From and after the date hereof and until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, (a) you shall establish a reserve of shares of authorized but unissued Common Stock intended to cover the Share Reserve in an amount not less than 12,000,000 shares (the “Transfer Agent Reserve”), (b) you shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of the Holder, (c) you shall issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder or its broker only (subject to the immediately following clause (d)), (d) when you issue shares of Common Stock to the Holder or its broker under the Note pursuant to the other instructions in this Letter, you shall not issue any such shares from the Transfer Agent Reserve, unless the Holder delivers to you written pre-approval of such issuance, (e) you shall not reduce the Transfer Agent Reserve under any circumstances, unless the Holder delivers to you written pre-approval of such reduction, and (f) you shall immediately add shares of Common Stock to the Transfer Agent Reserve as and when requested by the Company in writing from time to time.

2. You shall issue the Shares to the Holder or its broker in accordance with Paragraph 3 upon a conversion of all or any portion of the Note, upon delivery to you of (a) a duly executed Notice of Conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”), and (b) either (i) written confirmation from the Holder that the Shares are registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) a legal opinion from either the Holder’s or the Company’s counsel that the issuance of the Shares to the Holder is exempt from registration under the 1933 Act or otherwise as to the free transferability of the Shares, dated within ninety (90) days from the date of conversion; provided, however, that (assuming the Conversion shares are not registered for resale under the 1933 Act) unless such opinion of counsel indicates that, pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”) or any other available exemption under the 1933 Act, certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States, then any certificates for such Conversion Shares shall bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Please note that a share issuance resolution is not required for each conversion since this Letter and the Loan Documents have been approved by the Company’s board of directors. For the avoidance of doubt, this Letter is your authorization and instruction by the Company to issue the Shares pursuant to this Letter without any further authorization or direction from the Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Conversion Notice provided by the Holder. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.

3. In the case of a request for Shares pursuant to Paragraph 2 above, you shall, within three (3) Trading Days (as defined below) thereafter, (a) if you are eligible to participate in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, and the Common Stock is eligible to be transferred electronically with DTC through the Deposit Withdrawal at Custodian system (“DWAC Eligible”), credit such aggregate number of DWAC Eligible shares of the Common Stock to the Holder’s or its designee’s balance account with DTC, provided the Holder identifies its bank or broker (by providing its name and DTC participant number) and causes its bank or broker to initiate such DWAC Eligible transaction, or (b) if the Common Stock is not then DWAC Eligible, issue and deliver to the Holder or its broker (as specified in the applicable Conversion Notice), via reputable overnight courier, to the address specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, representing such aggregate number of shares of Common Stock as have been requested by the Holder to be transferred in the Conversion Notice.  For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for customary trading. Notwithstanding any other provision hereof, the Company and the Holder understand that you shall not be required to perform any issuance or transfer of Shares if (y) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations, or (z) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order.

4. You understand that a delay in the delivery of Shares hereunder could result in economic loss to the Holder and that time is of the essence in your processing of each Conversion Notice.

5. To the extent the applicable Shares being issued or reissued will be certificated, the certificates representing the Shares to be issued or reissued pursuant to Paragraph 2 above shall (a) be in the name of the Holder, (b) not bear any legend restricting transfer, (c) not be subject to any stop-transfer restrictions, and (d) shall otherwise be freely transferable on the books and records of the Company, if:

5.1. the Conversion Notice is accompanied by the opinion of counsel described in Paragraph 2 opining that, pursuant to Rule 144 or any other available exemption under the 1933 Act, the certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States;

5.2. the Conversion Notice is accompanied by a shareholder representation letter providing that (a) the date on which the Conversion Notice is submitted to you is (i) more than twelve (12) months following the date the Note was issued or (ii) more than six (6) months (but not more than twelve (12) months) following the date the Note was issued, and (b) the holder is not an “affiliate”, as defined in Rule 144 (a)(i) under the 1933 Act, of the Company; and

5.3. only to the extent Paragraph 5.2(a)(ii) immediately above is applicable, the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and is current in its reporting obligations thereunder.

6. The Company hereby confirms to you and to the Holder that no instruction other than as contemplated herein (including instructions to increase the Transfer Agent Reserve as necessary pursuant to Paragraph 1(f) above) will be given to you by the Company with respect to the matters referenced herein. The Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of the Company or any other person purporting to represent the Company.

7. The Company hereby agrees to notify the Holder in the event of any replacement of Interwest Transfer Company, Inc. as the Company’s transfer agent.

8. The Company acknowledges that the Holder is relying on the representations and covenants made by the Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to the Holder to make the loan evidenced by the Note.  The Company further acknowledges that without such representations and covenants of the Company, the Holder would not have made the loan to the Company evidenced by the Note.

9. The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.

10. The Holder is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced.  Therefore, in the event of a breach or threatened breach of this Letter, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter.

11. This Letter shall be fully binding and enforceable against the Company even if it is not signed by the Company’s transfer agent. If the Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will constitute a default under the Loan Documents. Although no additional direction is required by the Company, any refusal by the Company to immediately confirm this Letter and the instructions contemplated herein to the Company’s transfer agent will constitute a default under the Loan Documents.

12. By signing below, each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Seven Arts Entertainment Inc.

By:___________________________________
Name:_________________________________
Title:__________________________________

ACKNOWLEDGED AND AGREED:

THE HOLDER:

Tonaquint, Inc.

By:___________________________________
John M. Fife, President

THE TRANSFER AGENT:

Interwest Transfer Company, Inc.

By: ___________________________________
Name:_________________________________
Title:__________________________________

Attachments:

Exhibit A – Form of Conversion Notice

[Signature page to Irrevocable Letter of Instructions to Transfer Agent]

EXHIBIT A

FORM OF CONVERSION NOTICE

[attached]

IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT

Date:  ______ __, 2012

To the transfer agent of SEVEN ARTS ENTERTAINMENT INC.

Re:           Instruction to Reserve and Transfer Shares

Ladies and Gentlemen:

Reference is made to that certain Convertible Promissory Note #2 dated as of ______ __, 2012 (the “Note”), made by SEVEN ARTS ENTERTAINMENT INC., a Nevada corporation (the “Company”), pursuant to which the Company agreed to pay to TONAQUINT, INC., a Utah corporation, its successors and/or assigns (the “Holder”), the aggregate sum of $250,000.00, plus interest, fees, and collection costs.  The Note was issued pursuant to that certain Securities Purchase Agreement dated August 22, 2012, by and between the Company and the Holder (the “Agreement” and together with the Note and all other documents entered into in conjunction therewith, including any amendments or waivers, the “Loan Documents”).  Pursuant to the terms of the Note, the Note may be converted into shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) (the shares of Common Stock issuable upon any conversion or otherwise under the Note, the “Shares”).

Pursuant to the terms of the Agreement, until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, the Company has agreed to at all times require its transfer agent to establish a reserve of shares of authorized but unissued Common Stock equal to the amount calculated as follows (such calculated amount is referred to herein as the “Share Reserve”): two times the higher of (1) the Outstanding Balance (as defined in and determined pursuant to the Note) divided by the Conversion Price (as defined in and determined pursuant to the Note), and (2) the Outstanding Balance divided by the Market Price (as defined in and determined pursuant to the Note).

This irrevocable letter of instructions (this “Letter”) shall serve as the authorization and direction of the Company to Interwest Transfer Company, Inc. or its successors as the Company’s transfer agent (hereinafter, “you” or “your”), to reserve shares of Common Stock and to issue (or where relevant, to reissue in the name of Holder) shares of Common Stock to the Holder or its broker, upon conversion of the Note, as follows:

1. From and after the date hereof and until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, (a) you shall establish a reserve of shares of authorized but unissued Common Stock intended to cover the Share Reserve in an amount not less than ___________ shares (the “Transfer Agent Reserve”), (b) you shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of the Holder, (c) you shall issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder or its broker only (subject to the immediately following clause (d)), (d) when you issue shares of Common Stock to the Holder or its broker under the Note pursuant to the other instructions in this Letter, you shall not issue any such shares from the Transfer Agent Reserve, unless the Holder delivers to you written pre-approval of such issuance, (e) you shall not reduce the Transfer Agent Reserve under any circumstances, unless the Holder delivers to you written pre-approval of such reduction, and (f) you shall immediately add shares of Common Stock to the Transfer Agent Reserve as and when requested by the Company in writing from time to time.

2. You shall issue the Shares to the Holder or its broker in accordance with Paragraph 3 upon a conversion of all or any portion of the Note, upon delivery to you of (a) a duly executed Notice of Conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”), and (b) either (i) written confirmation from the Holder that the Shares are registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) a legal opinion from either the Holder’s or the Company’s counsel that the issuance of the Shares to the Holder is exempt from registration under the 1933 Act or otherwise as to the free transferability of the Shares, dated within ninety (90) days from the date of conversion; provided, however, that (assuming the Conversion shares are not registered for resale under the 1933 Act) unless such opinion of counsel indicates that, pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”) or any other available exemption under the 1933 Act, certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States, then any certificates for such Conversion Shares shall bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Please note that a share issuance resolution is not required for each conversion since this Letter and the Loan Documents have been approved by the Company’s board of directors. For the avoidance of doubt, this Letter is your authorization and instruction by the Company to issue the Shares pursuant to this Letter without any further authorization or direction from the Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Conversion Notice provided by the Holder. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.

3. In the case of a request for Shares pursuant to Paragraph 2 above, you shall, within three (3) Trading Days (as defined below) thereafter, (a) if you are eligible to participate in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, and the Common Stock is eligible to be transferred electronically with DTC through the Deposit Withdrawal at Custodian system (“DWAC Eligible”), credit such aggregate number of DWAC Eligible shares of the Common Stock to the Holder’s or its designee’s balance account with DTC, provided the Holder identifies its bank or broker (by providing its name and DTC participant number) and causes its bank or broker to initiate such DWAC Eligible transaction, or (b) if the Common Stock is not then DWAC Eligible, issue and deliver to the Holder or its broker (as specified in the applicable Conversion Notice), via reputable overnight courier, to the address specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, representing such aggregate number of shares of Common Stock as have been requested by the Holder to be transferred in the Conversion Notice.  For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for customary trading. Notwithstanding any other provision hereof, the Company and the Holder understand that you shall not be required to perform any issuance or transfer of Shares if (y) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations, or (z) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order.

4. You understand that a delay in the delivery of Shares hereunder could result in economic loss to the Holder and that time is of the essence in your processing of each Conversion Notice.

5. To the extent the applicable Shares being issued or reissued will be certificated, the certificates representing the Shares to be issued or reissued pursuant to Paragraph 2 above shall (a) be in the name of the Holder, (b) not bear any legend restricting transfer, (c) not be subject to any stop-transfer restrictions, and (d) shall otherwise be freely transferable on the books and records of the Company, if:

5.1. the Conversion Notice is accompanied by the opinion of counsel described in Paragraph 2 opining that, pursuant to Rule 144 or any other available exemption under the 1933 Act, the certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States;

5.2. the Conversion Notice is accompanied by a shareholder representation letter providing that (a) the date on which the Conversion Notice is submitted to you is (i) more than twelve (12) months following the date the Note was issued or (ii) more than six (6) months (but not more than twelve (12) months) following the date the Note was issued, and (b) the holder is not an “affiliate”, as defined in Rule 144 (a)(i) under the 1933 Act, of the Company; and

5.3. only to the extent Paragraph 5.2(a)(ii) immediately above is applicable, the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and is current in its reporting obligations thereunder.

6. The Company hereby confirms to you and to the Holder that no instruction other than as contemplated herein (including instructions to increase the Transfer Agent Reserve as necessary pursuant to Paragraph 1(f) above) will be given to you by the Company with respect to the matters referenced herein. The Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of the Company or any other person purporting to represent the Company.

7. The Company hereby agrees to notify the Holder in the event of any replacement of Interwest Transfer Company, Inc. as the Company’s transfer agent.

8. The Company acknowledges that the Holder is relying on the representations and covenants made by the Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to the Holder to make the loan evidenced by the Note.  The Company further acknowledges that without such representations and covenants of the Company, the Holder would not have made the loan to the Company evidenced by the Note.

9. The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.

10. The Holder is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced.  Therefore, in the event of a breach or threatened breach of this Letter, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter.

11. This Letter shall be fully binding and enforceable against the Company even if it is not signed by the Company’s transfer agent. If the Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will constitute a default under the Loan Documents. Although no additional direction is required by the Company, any refusal by the Company to immediately confirm this Letter and the instructions contemplated herein to the Company’s transfer agent will constitute a default under the Loan Documents.

12. By signing below, each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Seven Arts Entertainment Inc.

By:__________________________________
Name:________________________________
Title:_________________________________

ACKNOWLEDGED AND AGREED:

THE HOLDER:

Tonaquint, Inc.

By: ___________________________________
John M. Fife, President

THE TRANSFER AGENT:

Interwest Transfer Company, Inc.

By:___________________________________
Name:_________________________________
Title:__________________________________

Attachments:

Exhibit A – Form of Conversion Notice

[Signature page to Irrevocable Letter of Instructions to Transfer Agent]

EXHIBIT A

FORM OF CONVERSION NOTICE

[attached]

SEVEN ARTS ENTERTAINMENT INC.
SECRETARY’S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected, qualified and acting Secretary of SEVEN ARTS ENTERTAINMENT INC., a Nevada corporation (the “Company”), and am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of the Company.  This Certificate is delivered in connection with that certain Securities Purchase Agreement dated August 22, 2012 (the “Purchase Agreement”), by and between the Company and Tonaquint, Inc., a Utah corporation. All capitalized terms used but not defined in this Certificate shall have the meanings set forth in the Purchase Agreement.

Solely in my capacity as Secretary, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of the Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which the Company is a party on the date hereof, and the transactions contemplated thereby.  Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have executed this Secretary’s Certificate as of August 22, 2012.

Seven Arts Entertainment Inc.

Printed Name:
Title: Secretary

Schedule 1

BOARD RESOLUTIONS

[attached]

SEVEN ARTS ENTERTAINMENT INC.
RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS
________________________

Effective August 22, 2012
________________________

APPROVAL OF SECURITIES PURCHASE AGREEMENT

WHEREAS, the Board of Directors (the “Board”) of Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), has determined that it is in the best interests of the Company to seek financing in the amount of $500,000.00 through the issuance and sale to Tonaquint, Inc., a Utah corporation (the “Investor”), of two convertible promissory notes (the “Financing”);

WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”), a Convertible Promissory Note issued by the Company in the original principal amount of  $310,000.00 substantially in the form attached hereto as Exhibit B (“Company Note 1”), a Convertible Promissory Note issued by the Company in the original principal amount of $250,000 substantially in the form attached hereto as Exhibit C (“Company Note 2”), irrevocable letters of instructions to transfer agent substantially in the form attached hereto as Exhibits D and E, a share issuance resolution substantially in the form attached hereto as Exhibit F, and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of the Company and the stockholders to approve the Financing and the Financing Documents and authorize the officers of the Company to execute such documents.

NOW THEREFORE BE IT:

RESOLVED: that the Financing is hereby approved and determined to be in the best interests of the Company and its stockholders;

RESOLVED: that the form, terms and provisions of the Financing Documents are hereby ratified, confirmed and approved (including all exhibits, schedules and other attachments thereto);

RESOLVED: that upon the issuance and delivery thereof in accordance with the Purchase Agreement, Company Note 1 and Company Note 2 shall be duly and validly issued;

RESOLVED: that the Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance under the Company Note such number of shares of the Company’s Common Stock required under the Purchase Agreement and the Company Note (the “Reserved Shares”);

RESOLVED: that upon the issuance and delivery thereof in accordance with the Purchase Agreement and Company Note 1, Company Note 2, the Conversion Shares (as defined in each respective Company Note) shall be duly and validly issued;

RESOLVED, that each of the officers of the Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of the Company, each of the Financing Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform the Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of the Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;

RESOLVED, that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of the Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of the Company; and

RESOLVED, that all prior actions or resolutions of the directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

******************

EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit A	PURCHASE AGREEMENT
Exhibit B	COMPANY NOTE 1
Exhibit C	COMPANY NOTE 2
Exhibit D	TRANSFER AGENT LETTER 1
Exhibit E	TRANSFER AGENT LETTER 2
Exhibit F	SHARE ISSUANCE RESOLUTION

[Remainder of page intentionally left blank]

Page 2 of Board Resolutions

Share Issuance Resolution
Authorizing The Issuance Of New Shares Of Common Stock In

Seven Arts Entertainment Inc.
___________________________

Effective August 22, 2012
___________________________

The undersigned, as a qualified officer of Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolution of the Company’s board of directors regarding that certain Convertible Promissory Note 1 in the face amount of $310,000.00 with an original issuance date of August 22, 2012 (the “Note”), made by the Company in favor of Tonaquint, Inc., its successor and/or assigns (“Tonaquint”), pursuant to that certain Securities Purchase Agreement dated August 22, 2012, between the Company and Tonaquint (the “Agreement”).

RESOLVED, that Interwest Transfer Company, Inc., as the Company’s common stock transfer agent (“Transfer Agent”), is authorized to rely upon a Conversion Notice substantially in the form of Exhibit A attached hereto (the “Conversion Notice”) without any further inquiry, to be delivered to the Transfer Agent from time to time by Tonaquint.

RESOLVED FURTHER, that Transfer Agent is authorized to issue the number of “Conversion Shares” set forth in each Conversion Notice delivered to Transfer Agent by Tonaquint; with such shares to be issued in the name of Tonaquint, or its successors, transferees, or designees, with such shares to be issued free of any restricted security legend, as permitted by the Note.

RESOLVED FURTHER, that the Transfer Agent is authorized and directed to immediately create a share reserve equal to 40,000,000 shares of the Company’s common stock for the benefit of Tonaquint (the “Share Reserve”); provided that the Share Reserve may be increased from time to time by a written certification provided to the Transfer Agent by the Company as required by the Agreement.

RESOLVED FURTHER, that Tonaquint must consent in writing to any reduction in the Share Reserve; provided, however, that upon full conversion and/or full repayment of the Note, the Share Reserve will terminate.

RESOLVED FURTHER, that the Company shall indemnify the Transfer Agent and its employees against any and all actions taken by Transfer Agent in reliance upon this Share Issuance Resolution.

The undersigned officer of the Company hereby certifies that this is a true copy of the Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked but the same is still in full force, and effect.

_________________________________          ____________________________________
Officer’s Signature                                                      Date

_________________________________
Printed Name and Title

EXHIBIT A
CONVERSION NOTICE

[attached]

SEVEN ARTS ENTERTAINMENT INC.
8439 Sunset Boulevard 4th Floor
Los Angeles, California 90069

Date: __________

Tonaquint, Inc.                                                                           VIA FAX: ________________
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

Reference is hereby made to a certain Securities Purchase Agreement (the “Purchase Agreement”) dated August 22, 2012 between Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), and Tonaquint, Inc., a Utah corporation (“Purchaser”). Pursuant to Section 5.2(q) of the Purchase Agreement, the Company hereby certifies to Purchaser as follows with respect to the month ending __________________, 201_ (the “Applicable Month”):

______	No Anti-Dilution Event (as defined in the Purchase Agreement) occurred during the Applicable Month.

______	The following Anti-Dilution Event(s) occurred during the Applicable Month:

A.	Date of Anti-Dilution Event: _________________________________________________________________________
B.	Purchaser(s): _____________________________________________________________________________________
C.	Anti-Dilution Price: ________________________________________________________________________________
D.	Description of Anti-Dilution Event: ____________________________________________________________________

 _______________________________________________________________________________________________
 _______________________________________________________________________________________________
 _______________________________________________________________________________________________
 _______________________________________________________________________________________________
 _______________________________________________________________________________________________
 _______________________________________________________________________________________________

ACKNOWLEDGED AND CERTIFIED:

SEVEN ARTS ENTERTAINMENT INC.

By: _________________________________________
Name: _______________________________________
Title:  _______________________________________

Seven Arts Entertainment, Inc.
(Formerly Seven Arts Pictures, Plc)
Consolidated Balance Sheets
Aa of March 31, 2012 and June 30, 2011

	March 31, 2012	June 30, 2011
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$-	$8,785
Accounts receivable, net of allowance for doubtful accounts of $78,661 and $195,623	274,862	431,891
Due from related parties, net	3,552,137	2,725,974
Other receivables and prepayments	3,771,179	1,620,895
Total current assets	7,598,178	4,787,545
Film costs, less accumulated amortization of $3,830,952 and $2,843,734	24,111,370	23,133,559
Music assets	9,540,859	-
Property and equipment, net of accumulated depreciation of $111,232 and $106,671	19,522	24,540
TOTAL ASSETS	$41,269,929	$27,945,644

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Bank overdraft	$25,267	$987
Accounts payable	1,648,933	2,569,275
Accrued liabilities	1,132,266	3,860,502
Shares to be issued	1,303,589	-
Participation and residuals	150,982	503,187
Other loans	3,645,669	1,755,250
Film & production loans	4,921,206	10,890,430
Deferred income	626,080	407,763
Provision for earnout	2,837,134	-
Total Current Liabilities	16,291,126	19,987,394
TOTAL LIABILITIES	$16,291,126	$19,987,394

STOCKHOLDERS' EQUITY
Convertible redeemable Series A preferred shares, $10 par value, 125,125 issued and outstanding	$1,251,250	$-
Convertible redeemable Series B preferred shares, $100 par value, 180,000 issued and outstanding	18,000
Shares held in escrow	(12,000,000)
Common stock; $0.01 par value; 250,000,000 shares authorized;
41,968,972 and 2,643,131 issued and outstanding, respectively	419,690	-
Common stock; £0.25 par value; 20,527,360 shares authorized;
2,643,131 shares issued and outstanding	-	1,121,208
Deferred stock; £0.45 par value; 13,184,000 shares authorized;
and 13,184,000 shares issued and outstanding	-	11,636,594
Deferred stock; £1.00 par value; 2,268,120
shares issued and outstanding	-	3,876,745
Additional paid in capital	13,130,377	9,880,782
Convertible debentures	3,432,450	3,432,450
Accumulated deficit	(3,664,072)	(19,952,191)
Comprehensive income	4,409,108	(2,037,338)

Shareholders' equity	24,978,803	7,958,250
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$41,269,929	$27,945,644

The accompanying notes are an integral part of these consolidated financial statements.

(Formerly Seven Arts Pictures, Plc)
Consolidated Statements of Operations
For the Three and Nine Months Ended March 31, 2012 and 2011

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011
Revenue:
Film revenue	$187,793	$272,703	987,220	1,510,655
Fee related revenue - related party	-	-	-	570,029
Total revenue	187,793	272,703	987,220	2,080,684
Cost of revenue
Amortization and impairment of film costs	186,890	523,998	987,221	1,219,618
Other cost of revenue	262,041	18,208	561,330	268,296
Cost of revenue	448,931	542,206	1,548,551	1,487,914
Gross profit	(261,138)	(269,503)	(561,331)	592,770
Operating expenses:
General and administrative expenses	500,897	591,285	1,550,761	973,905
Bad debt expense	109,481	71,800	106,663	47,800
Total operating expenses	610,378	663,085	1,657,424	1,021,705
Income from operations	(871,516)	(932,588)	(2,218,755)	(428,935)
Non-operating income(expense)
Other income	30,196	-	31,100	-
Interest expenses	(744,469)	(40,448)	(1,476,417)	(722,282)
Interest income	-	2	-	370
Total non-operating income (expense)	(714,273)	(40,446)	(1,445,317)	(721,912)
Income/(loss) before taxes	(1,585,789)	(973,034)	(3,664,072)	(1,150,847)
Change in debt derivative	-	-	-	(32,775)
	(1,585,789)	(973,034)	(3,664,072)	(1,183,622)
Provision for income tax (benefit)	-	-	-	-
Net income (loss)	$(1,585,789)	$(973,034)	(3,664,072)	(1,183,622)

Comprehensive income (loss):
Net income (loss)	(1,585,789)	(973,034)	(3,664,072)	(1,183,622)
Foreign exchange translation gain (loss)	-	-	-	-
Comprehensive income (loss)	(1,585,789)	(973,034)	(3,664,072)	(1,183,622)

Weighted average number of ordinary shares used in the profit (loss) per share calculation:
Basic	30,421,315	1,717,451	17,665,221	1,717,451
Diluted	30,421,315	1,717,451	17,665,221	1,717,451

Basic profit/ (loss) per share	(0.05)	(0.57)	(0.21)	(0.69)
Diluted profit/ (loss) per share	(0.05)	(0.57)	(0.21)	(0.69)

The accompanying notes are an integral part of these consolidated financial statements.

Seven Arts Entertainment, Inc.
(Formerly Seven Arts Pictures, Plc.)
Consolidated Statements of Cash Flows
Nine Months Ended March 31, 2012 and 2011
(Unaudited)

	Nine Months Ended March 31, 2012	Nine Months Ended March 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,664,072)	$(1,183,622)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	10,034	10,044
Amortization of film cost	987,221	1,219,618
Conversion of debt to equity	8,332,434	2,275,297
Stock for services	659,096	-
Bad debt	106,663	47,800
Forgiveness of interest by lender	(30,196)	-
Foreign currency impact of movement of consolidated entity to related party	2,757,155	-
Issuance of share options	97,386	-
Changes in operating assets and liabilities:
Trade receivables	157,029	(314,014)
Due to and due from related parties, net	(826,163)	(1,539,887)
Capitalized film assets	(1,965,032)	(609,768)
Receivables and prepayments	(2,150,284)	(1,174,052)
Bank overdraft	(987)	-
Accounts payable	(920,342)	691,245
Deferred income	218,317	648,878
Stock to be issued	1,303,589	-
Participation and residuals	(352,205)	22,336
Accrued liabilities	(2,728,236)	(438,323)
Net cash provided /(used in) operating activities	1,991,407	(344,448)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(5,016)	(9,765)
Net cash used in investing activities	(5,016)	(9,765)

CASH FLOWS FROM FINANCING ACTIVITES:
Conversion of convertible notes payable	(6,665,175)	-
Issuance of common stock
Shares of common stock issued in safisfaction of debt	(1,667,259)	-
Proceeds from notes payable	3,395,281	365,371
Payments on notes payable `	(732,323)	-
Shares held in escrow	(12,000,000)	-
Issuance of Preferred Stock	19,251,250	-
Issuance of stock for cash	1,000,000	-
Acquisition of music assets	(8,540,859)	-
Acquisition of Big Jake Music	(1,000,000)	-
Fair value of earnout	2,837,134	-
Shares of common stock issued to PLC for assets	7,880,000	-
Stock issued in share exchange	64,866	-
Liabilities retained in PLC in share exchange	(5,837,707)
Net cash provided by financing activities	(2,014,792)	365,371
Effect of exchange rate changes on cash	(4,664)	(11,402)
NET CHANGE IN CASH	(33,065)	(244)
CASH AT BEGINNING OF PERIOD	7,798	26,818
CASH AT END OF PERIOD	$(25,267)	$26,574
Supplemental cash flow information:
Cash paid for interest	$149,326	-
Shares of common stock issued to PLC for assets	7,880,000	-
Common and preferred stock to be issued	1,303,589	-
Stock issued in share exchange	64,866	-
Liabilities retained in PLC in share exchange	(5,877,361)	-
Accounts receivable applied against loan set-off	-	1,334,561
Stock issued for services	659,096	-
Common stock issued in satisfaction of debt	8,332,434	-
Foreign currency impact of movement of consolidated entity to related party	2,757,155	-

Seven Arts Entertainment, Inc.
(Formerly Seven Arts Pictures, Plc.)
Notes to Consolidated Financial Statements
March 31, 2012
(Unaudited)

NOTE 1 – NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization

Seven Arts Entertainment, Inc. (herein referred to as “the Company”, “Seven Arts” or “SAE,”), a Nevada Corporation, is the continuation of the business and the successor of the NASDAQ listing to Seven Arts Pictures Plc., (“PLC”) which was founded in 2002 as an independent motion picture production and distribution company engaged in the development, acquisition, financing, production, and licensing of theatrical motion pictures for exhibition in domestic (i.e., the United States and Canada) and foreign theatrical markets, and for subsequent worldwide release in other forms of media, including home video and pay and free television. The Company currently owns interests in 33 completed motion pictures, subject in certain instances to the prior financial interests of other parties. As discussed herein, in early March 2012, the Company launched Seven Arts Music (“SAM”) and acquired 52 completed sound recordings with the rights to additional albums.

On June 11, 2010, Seven Arts Entertainment, Inc. (“SAE”), a Nevada Corporation, was formed and became a wholly owned subsidiary of Seven Arts Pictures Plc. As of June 11, 2010, the Company entered into an Asset Transfer Agreement, as amended on January 27, 2011 and again on August 31, 2011, to transfer all of the assets with a cost basis from PLC to SAE, in exchange for assumption by SAE of certain indebtedness and for one share of common stock of SAE for each ordinary share of PLC which have been distributed to shareholders. Additionally, 2,000,000 shares of SAE were issued to PLC in order to satisfy any remaining obligations. This transfer was approved by the PLC shareholders at an Extraordinary General Meeting on June 11, 2010. The purpose of this transfer was to eliminate our status as a foreign private issuer and to assume compliance with all obligations of a domestic issuer under all applicable state and Federal securities laws. Our intention in executing this transaction was to redomicile our business with no change in the economic interests of our shareholders.

On August 31, 2011, NASDAQ approved the substitution of one share of SAE, Inc. stock for the Company's NASDAQ listing, effective at the opening of trading on September 1, 2011. On that date, each of the Company's ordinary shares were exchanged for one share of common stock of SAE, and commenced trading on NASDAQ as the successor to the Company's NASDAQ listing. This transaction was approved by the Company’s shareholders at the Company’s Extraordinary General Meeting on June 11, 2010.

SAE’s authorized capital consists of 250,000,000 shares of common stock, $.01 par value per share.. As of March 31, 2012, there were 41,968,972  shares of common stock outstanding, all of which are fully paid and non-assessable. (including the 2,000,000 shares issued to SAP Plc as part of the asset transfer agreement approved by the SEC in January 2011). Each outstanding share of common stock entitles the holder thereof to one vote per share on matters submitted to a vote of stockholders.

125,125 Series A preferred shares  with a $10.00 par value per share, were issued to one shareholder in November 2011for a transaction completed in August 2011.  These shares have a conversion price to common stock of $0.15/share. Two further tranches  of 11,500 and 10,859 shares of  Series A preferred have been subscribed for by the same shareholder, but have not yet been issued.

180,000 Series B preferred shares $100.00 par value per share have been issued to two shareholders and 120,000 of such shares are held in escrow subject to earnout provisions.

SAE is now a United States issuer and  commenced regular quarterly reporting from the first quarter ended September 30, 2011.

On November 8, 2011, the Company's listing predecessor, PLC, was placed into involuntary creditors liquidation under English law (See Note 6 – Commitments and Contingencies). Certain indebtedness of PLC remained with PLC and will be subject to administration or payment in those administration proceedings.   In accordance with the asset transfer agreement, PLC has been issued 2,000,000 shares of common stock of SAE in order to satisfy these obligations.

In March 2012,  the Company  acquired the music assets of David Michery and 100% of the stock of Big Jake Music, although the deals were negotiated by the listing predecessor.  As a result, the Company is  now also an independent distributor and producer of sound recordings.

The material assets that were acquired comprise 52 completed sound recordings including  two completed albums with “DMX”, up to two additional albums from “DMX” and upto five albums from “Bone Thugs-N-Harmony”. The commitments and liabilities assumed were a promissory note dated June 15, 2010 in the amount of $200,000, and outstanding recording costs of the performances of DMX in amounts to be  approved by us but not to exceed $140,000.

In connection with the acquisition of the music assets of David Michery, the Company issued 50,000 shares of our Series B convertible preferred stock, par value $100, (convertible at approximately $1.10 per share subject to amendment and adjustment, as defined in the agreement,  as of September 30, 2012) to David Michery and his assigns and agreed to issue an additional 50,000 shares of our Series B convertible preferred stock to Mr. Michery and his assigns if two DMX albums and two Bone Thugs-N-Harmony albums generate an aggregate of net earnings before interest and taxes of $5,000,000 during the next five fiscal years. The second 50,000 shares are currently held in escrow. Mr. Michery is the Chief Executive Officer of Seven Arts Music Inc., a wholly-owned subsidiary of the Company.

In connection with the acquisition of the stock of Big Jake Music, the Company issued 10,000 shares of our Series B convertible preferred stock, par value $100, (convertible at approximately $1.10 per share subject to amendment and adjustment, as defined in the agreement,  as of September 30, 2012) to Jake Shapiro and his assigns and agreed to issue an additional 70,000 shares of our Series B convertible preferred stock to Mr. Shapiro and his assigns if certain specific terms are met 40,000 shares are subject to proving valuation of  of certain advertising credits and 30,000 shares are subject to an earnout over a two year period.  The 70,000 shares are currently held in escrow. Mr. Shapiro  is the Chief Executive Officer of Big Jake Music., a wholly-owned subsidiary of the Company.

Unaudited Interim Financial Statements:

The accompanying unaudited interim consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission. These financial statements are unaudited and, in the opinion of management, include all adjustments (consisting of normal recurring accruals) necessary to present fairly the balance sheet, statement of operations, statement of stockholders’ equity and statement of cash flows for the periods presented in accordance with accounting principles generally accepted in the United States. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to SEC rules and regulations. It is presumed that users of this interim financial information have read or have access to the audited financial statements and. footnote disclosure for the preceding fiscal year contained in the Company’s Annual Report on Form 20-F. The results of operations for the three and nine months ended March 31, 2012 are not necessarily indicative of the results of operations for the full year or any other interim period. The information included in this Form 10-Q should be read in conjunction with Management's Discussion and Analysis and Financial Statements and notes thereto included in the Company’s predecessor’s June 30, 2011 Form 20-F, which was filed in December  2011. The Company’s predecessor, PLC, was considered a foreign filer as of its June 30, 2011 year-end, and therefore, required to file a Form 20-F by December 31, 2011.   The 2011 comparatives for the nine months to March 31, 2011 have been derived from the June 30,  2011 20-F filing which was prepared prior to the Company’s predecessor filing Quarterly reports.

Significant Accounting Policies:

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application. The application of accounting principles requires the estimating, matching and timing of revenue and expense. It is also necessary for management to determine, measure and allocate resources and obligations within the financial process according to those principles. The accounting policies used conform to generally accepted accounting principles which have been consistently applied in the preparation of these financial statements.

The financial statements and notes are representations of the Company’s management which is responsible for their integrity and objectivity. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Seven Arts Entertainment, Inc. (“SAE”), and its wholly owned subsidiaries, Seven Arts Filmed Entertainment, Limited (“SAFE, Ltd.”), Seven Arts Music, Inc. (“SAM”) and Big Jake Music, Inc. (“BJM”).

The Company consolidates its subsidiaries in accordance with Accounting Standards Codification (“ASC”) 810, “Business Combinations”, and specifically ASC 810-10-15-8 which states, "The usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, or over 50% of the outstanding voting shares of another entity is a condition pointing toward consolidation." The Company does not have any variable interest or special purpose entities.

The Company prepares its financial statements on the accrual basis of accounting and in accordance with Generally Accepted Accounting Principles of the United States of America (“US GAAP”). All intercompany balances and transactions are eliminated. Management believes that all adjustments necessary for a fair presentation of the results of the three and nine months ended March 31, 2012 and 2011, respectively, have been made.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. The most significant estimates made by management in the preparation of the financial statements relate to ultimate revenue and costs of its films which are used in the amortization and impairment of film costs, estimates for allowances and income taxes. Accordingly, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements:

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

Revenue Recognition:

FILM

The Company recognizes revenue from the sale (minimum guarantee or non-refundable advances) or licensing arrangement (royalty agreements) of a film in accordance with ASC 605-15 “Revenue Recognition”. Revenue will be recognized only when all of the following criteria have been met:

a)	Persuasive evidence of a sale or licensing arrangement with a customer exists.
b)
The film is complete and, in accordance with the terms of the arrangement, has been delivered or is available for immediate and unconditional delivery. (i.e. the “notice of delivery” (“NOD”) has been sent and there is a master negative available for the customer).

c)	The license period of the arrangement has begun and the customer can begin its exploitation, exhibition, or sale.
d)	The arrangement fee is fixed or determinable.
e)	Collection of the arrangement fee is reasonably assured.

A written agreement with clients (purchase order, letter, contract, etc.), indicating the film name, territory and period is required for the recognition of revenue. Revenue is recognized when the performance criteria in the contracts have been met. The customer generally confirms agreement by their signature on the contract.

Minimum guarantee revenue (i.e., non-refundable advances) is recognized as and when the film is available for delivery to the respective territories. Cash deposits received on the signing of the contracts are recorded as deferred revenue until the film is available for delivery (as described above) at which point the deferred revenue is recognized. The Company does not recognize any revenues relating to minimum guarantee on any motion picture or amortization expenses on that picture until United States theatrical release if it has agreed with the licensees that delivery or payment of minimum guarantee will be delayed for any material period of time to permit such a theatrical release.

Royalty revenue, which equates to an agreed share of gross receipts of films, is recognized as income as and when the Company is notified of the amounts by the customers through their royalty reports. Revenue is recorded net any of sales or value added taxes charged to customers.

MUSIC

Revenue, which equates to an agreed share of gross receipts, is recognized as income as and when the Company is notified of the amounts by the distribution agent through their distribution reports.
Revenue is recorded

a)	net of any sales or value added taxes charged to customers and
b)	net of discounts agreed with customers and
c)	net of returns provision agreed with the distributor and
d)	grossed up for the distribution fee charged by the distribution agent.

Revenue from digital distribution will be reported by the various digital platforms such as  iTunes in their periodic reports and posted as received.

Fee-related revenues

Many countries make tax credits available to encourage film production in the territory. Seven Arts benefits from tax credits in:

a)	the UK and several other European territories for their European productions
b)	Canada for their Canadian productions
c)	Louisiana for their US productions
d)	Tax preferred financing deals

In the majority of circumstances these tax credits are treated as a reduction in the capitalized costs of the film assets they are financing.

Foreign Currency Transactions and Comprehensive Income

The Company’s functional currency, as well as the Company’s subsidiary, SAFE, Ltd. is the US Dollar. The functional currency of the Company’s predecessor, was the Pound Sterling (“GPB”), and some transactions which are generated in the United Kingdom are denominated in GBP.

Assets and liabilities generated in a currency other than the functional currency are translated at exchange rates as of the balance sheet date. Revenues and expenses are translated at average rates in effect for the periods presented. The cumulative translation adjustment is included in the accumulated other comprehensive gain (loss) within shareholders’ equity (deficit). Foreign currency transaction gains and losses arising from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the consolidated results of operations.

Where possible, the Company seeks to match GBP income with GBP expenditures. To date, the Company has not hedged any transactional currency exposure but will keep such exposures under review and where appropriate may enter into such transactions in future.

Income Taxes:

The Company has adopted ASC 740-10 “Income Taxes”, which requires the use of the liability method in the computation of income tax expense and the current and deferred income taxes payable.

Cash and Cash Equivalents:

Cash and cash equivalents includes cash in banks with original maturities of three months or less and are stated at cost which approximates market value, which in the opinion of management, are subject to an insignificant risk of loss in value. The cash and cash equivalents of the Company consisted of cash balances held on deposit with banks, including various accounts denominated in US Dollars, Pounds Sterling and Euros.

Accounts Receivable:

Accounts Receivable are carried at their face amount, less an allowance for doubtful accounts. On a periodic basis, the Company evaluates accounts receivable and establishes an allowance for doubtful accounts based on a combination of specific customer circumstances and credit conditions, and on a history of write offs and collections. The Company’s policy is generally not to charge interest on trade receivables after the invoice becomes past due. A receivable is considered past due if payments have not been received within agreed upon invoice terms. Write offs are recorded at a time when a customer receivable is deemed uncollectible. The Company’s allowance for doubtful accounts was $78,661 and $195,623 at March 31, 2012 and June 30, 2011, respectively. Substantially all of the trade receivables in the consolidated financial statements are pledged as security for borrowings by the Company.

Property & Equipment:

Equipment is carried at the cost of acquisition or construction and depreciated over the estimated useful lives of the assets. Costs associated with repair and maintenance are expensed as incurred. Costs associated with improvements which extend the life, increase the capacity or improve the efficiency of our property and equipment are capitalized and depreciated over the remaining life of the related asset. Gains and losses on dispositions of equipment are reflected in operations. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, which are 3 to 5 years.

Other Receivables and Prepayments:

The Company has entered into contracts for investor relations and consulting services to assist in future fundraising activities. A portion of these services were prepaid with shares of common stock that vested immediately and will be amortized over the period the services are to be provided.

Film Costs:

Film costs include the unamortized costs of completed films which have been produced by the Company or for which the Company has acquired distribution rights, libraries acquired as part of acquisitions of companies and films in progress and in development. For films produced by the Company, capitalized costs include all direct production and financing costs, capitalized interest and production overhead.

Costs of acquiring and producing films are amortized using the individual-film-forecast method, whereby these costs are amortized and participations and residuals costs are accrued in the proportion that current year’s revenue bears to management’s estimate of ultimate revenue at the beginning of the current year expected to be recognized from the exploitation, exhibition or sale of the films. The majority of a film's costs (approximately 80% or more) are generally amortized within three years of the picture's initial release.

Ultimate revenue includes estimates over a period not to exceed ten years following the date of initial release. Film costs are stated at the lower of amortized cost or estimated fair value. Individual film costs are reviewed on a title-by-title basis, when an event or change in circumstances indicates that the fair value of a film is less than its unamortized cost. The fair value of the film is determined using management’s future revenue and cost estimates and a discounted cash flow approach. Impairment is recorded in the amount by which the unamortized costs exceed the estimated fair value of the film. Estimates of future revenue involve measurement uncertainty, and it is therefore possible that reductions in the carrying value of investment in films may be required as a consequence of changes in management’s future revenue estimates.

Films are included in the general “library” category when initial release dates are at least three years prior to the acquisition date.

Films in progress include the accumulated costs of productions which have not yet been completed. Films in development include costs of acquiring film rights to books, stage plays or original screenplays and costs to adapt such projects. Such costs are capitalized and, upon commencement of production, are transferred to production costs. Projects in development are written off at the earlier of the date they are determined not to be recoverable or when abandoned.

Music Costs/Assets

The initial material assets that were acquired comprise 52 completed sound recordings including  two completed albums with “DMX”, up to two additional albums from “DMX” and upto five albums from “Bone Thugs-N-Harmony”.

Music assets  include the unamortized costs of completed albums, singles and videos which have been produced by the Company or for which the Company has acquired distribution rights, libraries acquired as part of acquisitions and albums  in progress and in development.   For albums  produced by the Company, capitalized costs include all direct production and financing costs, capitalized interest and production overhead.

Costs of acquiring and producing music assets will be  amortized using the individual-album-forecast method, whereby these costs are amortized  in the proportion that current year’s revenue bears to management’s estimate of ultimate revenue at the beginning of the current year expected to be recognized from the exploitation or sale of the music.

Impairment of Long Lived Assets:

The Company evaluates, on a periodic basis, long-lived assets to be held and used for impairment in accordance with the reporting requirements of ASC 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The evaluation is based on certain impairment indicators, such as the nature of the assets, the future economic benefit of the assets, any historical or future profitability measurements, as well as other external market conditions or factors that may be present. If these impairment indicators are present or other factors exist that indicate that the carrying amount of the asset may not be recoverable, then an estimate of the discounted value of expected future operating cash flows is used to determine whether the asset is recoverable and the amount of any impairment is measured as the difference between the carrying amount of the asset and its estimated fair value. The fair value is estimated using valuation techniques such as market prices for similar assets or discounted future operating cash flows.

Earnings Per Share:

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share include the effects of any outstanding options, warrants and other potentially dilutive securities. For the periods presented, there were no potentially dilutive securities outstanding, therefore basic earnings per share equals diluted earnings per share. Basic and diluted earnings per share (“EPS”) are based on weighted-average common shares and exclude shares that would have an anti-dilutive effect. In accordance with ASC 260-10-45-19, the Company did not consider any potential common shares in the computation of diluted EPS as of March 31, 2012 and 2011, due to the loss from continuing operations, as they would have an anti-dilutive effect on EPS.

Share Based Payments:

The Company accounts for share based payments using a fair value based method whereby compensation cost is measured at the grant date based on the value of the services received and is recognized over the service period. The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued. In calculating this fair value, there are certain assumptions used such as the expected life of the option, risk-free interest rate, dividend yield, volatility and forfeiture rate. The use of a different estimate for any one of these components could have a material impact on the amount of calculated compensation expense.

Segment Reporting:

The Company now  operates in two business segments as a motion picture  producer and distributor and as a music label managing the assets of David Michery. The Company believes that  its businesses should be reported as two business segments. (See Note 2 - Segment Reporting)

Fair Value Measurements:

ASC Topic 820, “Fair Value Measurements and Disclosures”, defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires certain disclosures about fair value measurements. In general, fair value of financial instruments are based upon quoted market prices, where available. If such quoted market prices are not available, fair value is based upon internally developed models that primarily use, as inputs, observable market based parameters. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments may include amounts to reflect counterparty credit quality and the Corporation’s credit worthiness, among other things, as well as unobservable parameters. Any such valuation adjustments are applied consistently over time.

Derivative Instruments:

The Company’s policy is not to use derivative or hedging financial instruments for trading or speculative purposes, except certain embedded derivatives derived from certain conversion features or reset provisions attached to the convertible debentures, as described in Note 9.

NOTE 2 - SEGMENT INFORMATION

In accordance with ASC 280 Segment Reporting, operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. Our chief decision maker, as defined under the FASB’s guidance, is a combination of the Chief Executive Officer and the Chief Financial Officer.

In the quarter ended March 31, 2012,  the Company formed a new subsidiary, Seven Arts Music, and acquired music assets from David Michery and purchased the stock of Big Jake Music.   This is a new line of business for the Company, and therefore, will now have two reportable operating segments.

The table below presents the financial information for the two reportable segments for the nine months ended March 31, 2012. Comparable financial information for 2011 is not presented as the Company only had one segment during that time.

	Nine Months Ended March 31, 2012
	Film	Music	Total

Revenues	$987,220	$0	$987,220
Cost of revenues	(1,548,551)	0	(1,548,551)
Gross profit (loss)	(561,331)	0	(561,331)
Operating expenses	(1,378,895)	(278,529)	(1,657,424)
Loss from operations	$(1,940,226)	$(278,529)	$(2,218,755)

As of March 31, 2012, the Company had film and music assets of $24,111,370 and $9,540,859, respectively.     As of December 31, 2011, all of the Company’s assets were related to film.

NOTE 3 – FILM COSTS

Film costs as March 31, 2012 and June 30, 2011 are as follows:

	March 31, 2012	June 30, 2011

Film Costs, beginning of period	$25,977,293	$23,808,869
Additions to film costs during the period	1,965,029	2,168,424
Total film costs	27,942,322	25,977,293
Less: Accumulated amortization	(3,830,952)	(2,843,734)
Total film costs, net of accumulated amortization	$24,111,370	$23,133,559

Amortization of film costs was $987,221 and $689,618 for the nine months ended March 31, 2012 and 2011. The Company reviews capitalized film costs for impairment whenever events or changes in circumstances indicate that the carrying amounts of such assets may not be recoverable or at least once per year. Determination of recoverability is based on an estimate of future cash flows resulting from the use of the asset, and its eventual disposition. Measurement of an impairment loss for the assets is based on the fair value of the asset as estimated using a discounted cash flow model.

NOTE 4 – MUSIC ASSETS

Music assets at March 31, 2012 and June 30, 2011 are as follows:

	March 31, 2012	June 30, 2011

Music assets, beginning of period	$-	$-
Additions to music assets during the period	9,540,859	-
Total film costs	9,540,859	-
Less: Accumulated amortization	-	-
Total film costs, net of accumulated amortization	$9,540,859	$-

The initial material assets that were acquired comprise 52 completed sound recordings including  two completed albums with “DMX”, up to two additional albums from “DMX” and upto five albums from “Bone Thugs-N-Harmony”.

The music assets were valued at the value of the preferred stock issued,  the fair value of Mr. Michery’s earnout  and capitalized costs incurred in the production of the current albums .

Currently no earnout provision has been recorded for the acquisition of Big Jake Music, as the Company does not yet believe it has any basis for this earnout.

Amortization of music assets was $0 and $0 for the nine months ended March 31, 2012 and 2011 as the assets were acquired in March 2012. The Company reviews capitalized music assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of such assets may not be recoverable or at least once per year. Determination of recoverability is based on an estimate of future cash flows resulting from the use of the asset, and its eventual disposition. Measurement of an impairment loss for the assets is based on the fair value of the asset as estimated using a discounted cash flow model.

NOTE 5 – RELATED PARTY DUE TO/DUE FROM

Seven Arts Pictures, Inc. (“SAP, Inc.”) directly or through related various Louisiana limited liability companies, have from time-to-time made non-interest bearing advances to the Company or its subsidiaries or have received advances back from the Company. The balances of these combined accounts due to the Company as of March 31, 2012 and June 30, 2011 were $3,552,137and $2,725,974, respectively. SAP, Inc. has pledged an interest in its shares of the Company’s stock to secure certain indebtedness for which SAP, Inc. and the Company are jointly liable such as the Apollo and Armadillo debts. The stock of SAP, Inc. was transferred to the listing predecessor of SAE on September 10, 2011.

NOTE 6 – INCOME TAXES

The Company has adopted ASC 740-10, “Income Taxes”, which requires the use of the liability method in the computation of income tax expense and the current and deferred income taxes payable (deferred tax liability) or benefit (deferred tax asset). Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

During the nine months ended March 31, 2012 the Company had a net loss of $3,664,072  increasing the deferred tax asset approximately $1,245,784 at the statutory tax rate of 34%. Deferred tax assets at March 31, 2012 consisted of the following:

Deferred tax asset related to:

March 31,
2012
Prior Year	$-
Tax Benefit (Expense) for Current Period	1,245,784
Deferred Tax Asset	$1,245,784
Less: Valuation Allowance	(1,245,784)
Net Deferred Tax Asset	$-

The net deferred tax asset generated by the loss carry forward has been fully reserved and will expire in 2019 through 2030. The realization of deferred tax benefits is contingent upon future earnings and therefore, is fully reserved at March 31, 2012.

NOTE 7 – EARNINGS PER SHARE

Basic and diluted earnings per share (“EPS”) are based on weighted-average common shares and generally exclude shares that would have an anti-dilutive effect. In accordance with ASC 260-10-45-19, the Company did not consider any potential common shares in the computation of diluted EPS as of March 31, 2012, due to the loss from continuing operations, as including them would have an anti-dilutive effect on EPS.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Creditors Liquidation of SAP Plc.
The Company’s listing predecessor Seven Arts Pictures Plc. (‘PLC’) was placed by the English Companies Court into compulsory liquidation on November 8, 2011. The Company’s CEO, Mr. Peter Hoffman, as a director of PLC had sought an administration order but this request was denied by the Courts as a result of inter alia the opposition of Parallel Pictures LLC (‘Parallel’).   PLC’s principal creditors have appointed a liquidator for the orderly winding up of its remaining assets not transferred to us pursuant to the Asset Transfer Agreement, effective January 27, 2011.

Mr. Hoffman expects that the liquidator and PLC will pursue its substantial claims against Parallel and its defenses to Parallel’s claims. Parallel has claimed in the proceedings in England and the United States that the Asset Transfer Agreement between the Company and PLC was ‘fraudulent’ and may seek additional compensation or guarantees from Company. Management believes that the Asset Transfer Agreement is a valid agreement for value and not subject to attack and that Parallel will not prevail in its claims. Management believes it has the support of its creditors to resist these claims by Parallel which are disputed by the Company and as a result Parallel will not obtain any relief from the courts on this issue.

Based on discussions with the liquidator, our management believes this liquidation proceeding will have no material effect on the cost, business or market value of common stock

Further Share Issue to SAE Inc
On June 11, 2010, Seven Arts Entertainment, Inc. (“SAE”), a Nevada Corporation, was formed and became a 100% owned subsidiary of Seven Arts Pictures Plc. As of June 11, 2010, the Company entered into an Asset Transfer Agreement, as amended on January 27, 2011 and again on August 31, 2011, to transfer all of the assets with a cost basis from PLC to SAE, in exchange for assumption by SAE of certain indebtedness and for one share of common stock of SAE for each ordinary share of PLC which have been distributed to shareholders. Additionally, 2,000,000 shares of SAE were issued to PLC in order to satisfy any remaining obligations. There are several outstanding lawsuits which the liquidator of SAP Plc. will try to resolve as part of the liquidation proceedings . Any proceeds from these legal matters will also be used to pay off outstanding obligations within the PLC. If there is a shortfall in the proceeds to meet the obligations left in PLC. then SAE Inc. may well have to issue more stock to cover this shortfall .

807 Esplanade Guarantee
Seven Arts Pictures Louisiana LLC, a related party and/or an affiliate of the Company, entered into a Credit Agreement with Advantage Capital Community Development Fund LLC dated October 11, 2007,  for the acquisition and improvement of a production and post production facility located at 807 Esplanade Avenue in New Orleans, Louisiana (“807 Esplanade”)  for aggregate principal advances of up to $3,700,000.   This agreement was guaranteed by the Company’s predecessor.   Approximately $3,700,000 plus interest has been drawn under the terms of this Credit Agreement, as of March  31, 2012. The Company has also guaranteed this amount. A construction loan of $1,800,000 has also been guaranteed by the Company

Armadillo
There is a guarantee of a $1,000,000 note plus interest due to Armadillo by the Employee Benefit Trust of the Company’s listing predecessor resulting from the purchase of Seven Arts preferred shares from Armadillo.

Fireworks Litigation
The Company prevailed in a motion for summary adjudication on February 10, 2011 in an action against CanWest Entertainment and two of its affiliates (“CanWest”) confirming the Company’s ownership of five motion pictures “Rules of Engagement”, “An American Rhapsody,” “Who Is Cletis Tout,” “Onegin,” and “The Believer”, (the “Copyrights”). The Company has filed an action in England against Content Media Corporation (“Content”) and Paramount Picture Corp. (“Paramount”) to recover the Copyrights and substantial damages for the use of the copyrighted works after their purported acquisition from CanWest. The Company may incur up to $200,000 in legal expenses to pursue this claim but expects to recover those fees from Content.

Arrowhead Target Fund
Seven Arts Future Flow I (“SFF”), a limited liability Company owned by SAP Inc., a Company previously controlled by Mr. Hoffman, obtained financing from the Arrowhead Target Fund, Ltd. (“Arrowhead”) of approximately $8,300,000 (the “Arrowhead Loan”). SFF secured the Arrowhead Loan with liens on 12 motion pictures that generated revenues of $820,026 in the fiscal year ended June 30, 2009, $2,739,800 in the fiscal year ended March 31, 2008 and $544,478 in the three month period ended June 30, 2009. The Company’s only liability is to repay the Arrowhead Loan from the proceeds of the film assets pledged against the Arrowhead Loan. The Company is not required to repay the Arrowhead Loan from any of its other assets or revenues. SAE Inc’s subsidiary, SAFE, Ltd. was the collateral agent of the film assets.

The Arrowhead Loan became due in February 2009 and SFF has not paid the outstanding principle and interest due thereon. Arrowhead has the right to foreclose on the pledged film assets, but has not done so at the present time. SFF has received a default notice to this effect and as a result Arrowhead is now collecting directly all sums receivable by the Company with respect to these motion pictures, and has appointed a new servicing agent for these motion pictures with the result that the Company no longer controls the licensing of these motion pictures. Failure to repay or refinance the Arrowhead Loan could result in a material disposition of assets through the loss of the Company’s rights to the twelve motion pictures and related loss of revenues in amounts that are difficult to predict.

As a result of the foregoing, the Company has removed all assets accounts relating to the twelve motion pictures pledged to Arrowhead and has removed the corresponding limited recourse indebtedness from the Company’s consolidated balance sheet at fiscal year ended June 30, 2009, due to the fact that the loan was a limited recourse loan and the Company had no further obligations to Arrowhead beyond the pledged film assets.

Arrowhead filed an action on September 22, 2010,  which seeks recovery from the Company of the monies which the Company has retained under its interpretation of the relevant agreements with Arrowhead. In addition, Arrowhead makes substantial additional claims against the Company, Mr. Hoffman and SAP Inc. regarding claimed breaches of the terms of the operative agreements, including failure to properly account, failure to turn over materials, failure to remit monies collected, and similar matters. The claims against the Company for these breaches of warranties for damages are $8,300,000 although Arrowhead states no basis for this amount.

The Company had moved to dismiss the action against all defendants other than Seven Arts Future Flows I LLC, which is not part of the Company. On August 9, 2011, the New York Supreme Court granted the Company’s motion and dismissed all defendants except Seven Arts Filmed Entertainment Limited in its capacity as a collateral agent, which is not a material element of Arrowhead claim.

Arrowhead has purported to refile its claim against the Company and the other defendants.  The Company will seek dismissal of these claims on the same grounds.  The Company continues to believe that Arrowhead’s claims against the Company are without substantial merit.

Arrowhead Capital Partners – AGC Loan
The Company’s predecessor and several affiliates were named as defendants in an action by Arrowhead Capital Partners Ltd filed in the Supreme Court of New York County of New York State purportedly served on May 24, 2010, seeking to collect $1,000,000 plus interest (the “ACG Loan”) due to Arrowhead Consulting Group LLC (“ACG”) as well as foreclosure on the collateral granted as part of the Cheyne Loan . The ACG Loan is fully subordinated to repayment of the Cheyne Loan, which has not been repaid, and a subsidiary of the Company has been assigned all Cheyne’s rights under the subordination provision of the Cheyne Loan. As a result Management does not believe that ACG has the right to maintain this action to collect any monies or to foreclose on any collateral pursuant to the Cheyne Loan. The Company intends to vigorously defend against this action and has filed for summary judgement to dismiss it.

Investigation into Claim for Tax Credits (SAPLA)
The US Attorney in New Orleans is investigating claims for Louisiana film infrastructure tax credits including such tax credits to be claimed by an affiliate of the Company, Seven Arts Pictures Louisiana LLC and has issued subpoenas for discovery of documents in the possession of the Company related to their tax credits. This investigation appears to include investigation as to whether certain expenses claimed by this affiliate were improper or fraudulent. All such claimed expenses were audited by independent auditors in Louisiana and reviewed by counsel. None of these expenses or credits has been included in the Company’s financial statements for any period. Management believes that this investigation will have no material adverse effect on the Company’s operations or the total tax credits to be received by the Company’s affiliates, but could result in charges against current or former employees of this affiliate based on prior audits, including Mr. Hoffman.

Parallel Action
On June 28, 2011, Seven Arts Pictures Plc. (“PLC”) filed an action in the High Court of England against Parallel Media LLC (“Parallel”) to collect sums due to PLC with respect to acquisition of distribution rights in Russia to four motion pictures and to confirm Parallel’s obligations under both a signed and unsigned investment agreement with respect to the motion picture project Winter Queen. On the same day Parallel filed a petition to wind up and liquidate PLC in the Companies Courts of England based on its claim of repayment of $1,000,000 of investment made by Parallel in Winter Queen. PLC is no longer part of the Company.

On September 19, 2011, Parallel filed a new action against PLC and SAE in the Superior Court of California, asserting the same claims as in the winding up petition and seeking to enjoin the proposed administration proceedings in England. A request for a preliminary injunction was denied by the Superior Court.

HMRC Investigation
On July 19, 2011 Officers of Her Majesty’s Revenue & Customs (“HMRC”) attended the offices of Seven Arts Pictures Plc. (the “Company”) in London. Documents were retained appertaining to arrangements involving the subscription for shares in a number of companies which had lost value, resulting in subscribers making claims to tax relief.

The Company’s participation in these transactions was limited to the Company’s predecessor’s transfer of rights to certain motion pictures to the investors in return for their investments in the production and release costs of those pictures and making available the provision of loans to fund a portion of those investments. The Company received no tax benefits from the transactions, which were made on arms-length terms. The Company believes that it is not a subject of the HMRC investigation.

In connection with the transactions, the Company did not make any representations or warranties to any party, including the investors, regarding any potential tax benefits related to the transactions. Prior to the closing of the transactions the investors obtained and made available to the Company, an opinion of prominent Queen’s counsel, specializing in United Kingdom tax laws, that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws. The Company remains confident that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws.

HMRC has requested interviews with three officers of the Company to discuss whether those officers were involved in the arrangements for subscription of shares in the relevant companies. The Company is fully cooperating with the investigation. The Company believes there is no basis for any claim of responsibility of any of its officers or employees. Based on facts currently known by the Company, there is no need for it to record a contingent liability in its financial statements in connection with the investigation or the related transactions.

Earnout for David Michery
The Company’s Asset Purchase Agreement with David Michery provided for 50,000 of the Company’s $100 par, Convertible Redeemable Series B Preferred Shares, be held in Escrow until the Net EBIT (as defined in the agreement) from distribution of the DMX Albums and two albums embodying the performance of Bone Thugs-n-Harmony exceeds $5,000,000, as confirmed by the Company’s independent auditor. At the end of five years, should the Net EBIT be less than $5,000,000, the shares will be released on a fractional basis, as defined in the agreement. The Company has determined the fair value of the earnout as of the acquisition date to be $2,837,134 and has reflected it as a liability as of March 31, 2012.

NOTE 9 – CONVERTIBLE NOTES PAYABLE

Existing Notes:
On January 27,  2012, the Company converted  $132,645 of the Runway debt and relevant interest into 1,211,219 shares of the Company’s common stock.   On  January 31, 2012 an additional $50,000 of debt was converted to 333,333 shares and the final $50,000 was converted into 333,333 shares on February 15, 2012.

New Notes:
The following table presents convertible notes payable entered into during this fiscal year. Each of these notes is convertible into shares of the company’s common stock at the indicated fixed conversion rate.

		Fixed
		conversion
Convertibles	Principal	price	Start date	End date

FireRock	$300,000	$0.25	12/12/2011	12/06/2012

RBSM	$150,000	$0.46	Due now

Hanover	$62,660	$0.25	11/19/2011	04/16/2012
Hanover	$150,000	$0.30	10/19/2011	11/19/2012
Hanover	$445,000	$0.20	02/23/2012	02/21/2013

Tripod/CMS etc	$100,000	$0.27	12/15/2011	06/30/2012
Tripod	$50,000	$0.24	02/01/2012	07/31/2012
Tripod	$150,000	$0.24	02/01/2012	02/01/2013

Michael Briskin	$100,000	$0.23	01/31/2012	07/31/2012

Beauvoir	$50,000	$0.20	04/14/2011	10/14/2011
Beauvoir	$100,000	$0.20	11/30/2011	03/31/2012

Beaufort	$350,000	$0.20	02/29/2012	08/26/2012
Rowett Capital	$200,000	$0.20	02/29/2012	08/26/2012

Runway	$190,000	$0.20	01/22/2012	09/30/2012
Sendero	$250,000	$0.20	01/24/2012	09/30/2012

	$2,647,660
Balance of S144/3a9 Debt Conversions

Hanover/Magna –Blue Rider	$900,000	$0.20
Magna – Palm	$80,000	$0.28
Alpha/Olsen –Mark Betor	$100,000	$0.10
	$1,080,000

TOTAL	$3,727,660

The Company has evaluated these convertible notes for embedded derivative features and has determined that no derivative liability exists. Assuming all notes are settled via common stock, the number of shares to be issued to satisfy approximately $3,727,660 of debt plus accrued interest  is approximately  17,653,000 shares of the company’s common stock .

NOTE 10 – LOANS PAYABLE

The Company has the following indebtedness as of March 31, 2012:

				Applicable
	Start	Due	Amount	Interest
Lender	Date	date	Outstanding	Rate	Status

Film and Production Loans

Palm Finance			$3,588,435	18%	Forebearance agreement

Palm Finance			$1,101,986	18%	Forebearance agreement

120db Film Finance LLC			$4,425	Non stated	Due on demand

Cold Fusion Media Group LLC			$610,360	10%	Due on demand

Pledged shares			$(384,000)

Total Film and Production Loans			$4,921,206

Trafalgar Capital (in liquidation)	10/15/2008	08/31/2009	$531,987	9%	Due on demand

TCA - loan interest	03/31/2011	09/30/2011	$75,770	10%	Due on demand

Runway - Loan - $190k	01/11/2012	09/30/2012	$194,997	12%	Due	September 2012

Sendero - $250k	01/24/2012	09/30/2012	$255,507	12%	Due	September 2012

Isaac Organisation	01/20/2012	07/20/2012	$255,836	12%	Due	July 2012

Tripod Group - $150k loan	02/01/2012	02/01/2013	$152,811	12%	Due	Feb 2012

Hanover Holding Loans	11/16/2011	02/16/2012	$63,989	12%	Due on demand

Beauvoir Capital Ltd	11/22/2011	03/31/2012	$106,411	18%	Due on demand

FireRock	12/12/2011	06/12/2012	$310,849	12%	Due	June 2012

Briarwood Investment Inc-Eastside Holdings	10/25/2011	04/30/2012	$208,658	10%	Due	April 2012

Aegis - Tripod	12/15/2011	06/30/2012	$34,507	12%	Due	June 2012
Aegis – CMS	12/15/2011	06/30/2012	$34,506	12%	Due	June 2012
Aegis - Rachel	15/12/2011	06/30/2012	$34,506	12%	Due	June 2012

Beauvoir Capital - $50k	04/14/2011	10/14/2011	$54,822	10%	Due on demand

Hanover Holding Loan $150k	10/19/2011	05/18/2012	$156,740	10%	Due	May 2012

Tripod Group - $50k loan	01/16/2012	06/30/2012	$51,233	12%	Due	June 2012

Michael Briskin - Loan $100k	02/03/2012	02/03/2013	$101,874	12%	Due	February 2013

Hanover Loan $445k	10/19/2011	10/19/2012	$464,995	10%	Due	October 2012

Beaufort Loan $350k	02/29/2012	08/26/2012	$353,567	12%	Due	August 2012

Rowett Capital Loan $200k	02/28/2012	09/30/2012	$202,104	12%	Due	September 2012

Total Corporate Loans			$3,645,669

TOTAL LOANS			$8,566,875

The Company converted $2,963,028 of the film and production loans into 5,989,349 shares of common stock during the three months ended September 30, 2011, $906,000 of film and production loans for 3,490,385 shares of common stock in the 2nd quarter ended December 31, 2011 and  $943,580 of film and production loans for 6,749,658 shares of common stock in the 3 months to March 31, 2012.

NOTE 11 – EQUITY TRANSACTIONS

First quarter 2011/12

On August 31, 2011, NASDAQ approved the substitution of one share of SAE, Inc. stock for the Company's NASDAQ listing, effective at the opening of trading on September 1, 2011. On that date, each of the Company's ordinary shares were exchanged for one share of common stock of SAE, and commenced trading on NASDAQ as the successor to the Company's NASDAQ listing. This transaction was approved by the Company’s shareholders at the Company’s Extraordinary General Meeting on June 11, 2010.

The Company is authorized to issue 250,000,000 common shares at a par value of  $0.01 per share. These shares have full voting rights. At September 30, 2011 and June 30, 2011, there were 11,149,480 and 2,643,131 respectively, common shares outstanding. The Company’s predecessor, PLC, had a 1:5 reverse stock split on May 9, 2011.    The shareholders agreed to increase the authorized shares to 250,000,000 from 50,000,000 at the Company’s shareholder meeting in February 2012.

During the three months ending September 30, 2011, Company issued 6,496,349 shares in satisfaction of $3,188,028 of outstanding loans payable and accrued interest, consisting of $225,000 of convertible notes payable and $2,963,028 of film and production loans. The conversions were done at contractual share prices ranging from $.20 to $2.00 per share.

In July 2011, the Company also issued 10,000 shares for investor relations services valued at approximately $10,000.

The Company did not assume the deferred stock of the listing predecessor which was outstanding at June 30, 2011. Deferred stock is subordinated to all other classes of stock.

As of September 30, 2011, $1,986,722 of stock was fully paid but still to be issued, consisting of $1,251,250 of Series A preferred stock and $735,472 of debt that was being converted to equity. There were 11,149,480 shares were outstanding as of September 30, 2011.

Second Quarter 2011/12

Between October 1, 2011 and December 31, 2011 the Company issued  11,470,808 shares. The total number of shares outstanding on  December 31, 2011 was 22,620,288.

4,639,049	common shares were issued in satisfaction of the $612,336 of convertible debt shares at an average conversion price of $0.13/share .
2,851,374	common shares were issued on the conversion of the Agua Alta, Sendero and Isaac convertible notes totalling $427,706 at an average conversion price of $0.15/ share.
3,490,385	common shares were issued in satisfaction of $906,000 of corporate loans at an average conversion price of $0.26/share.
400,000	common shares were issued as restricted stock for cash, $250,000 to Fletcher and $150,000 to Goldstrand at $1.00/share
75,000	common restricted shares were issued for investor relations services at $0.36/share
15,000	common restricted shares were issued to a director in lieu of compensation at $0.50/share
11,470,808

Third Quarter 2011/12

Between January 1, 2012 and  March 31, 2012,  the Company issued  19,348,684 shares at an average price of $0.19 per share. The total number of shares outstanding on  March 31, 2012 was 41,968,972. (See Subsequent Events Note 13 for stock issuances subsequent to March  31, 2011).

6,749,658	common shares were issued in satisfaction of the $943,580 of newly converted film debt at an average conversion price of $0.14/share .
4,566,589	common shares were issued in satisfaction of $929,596 of overhead at an average conversion price of $0.20/share
3,492,255	common shares were issued on the conversion of old notes including the final conversion of the Runway convertible notes, total debt of $516,568 was converted at at an average conversion price of $0.15/ share.
3,074,962	common shares were issued in satisfaction of $698,736 of film loans previously converted at an average conversion price of $0.23/share.
1,200,000	common shares were issued as restricted stock for cash, to Blue Rider at $0.50/share
265,220	common restricted shares were issued for consultancy services provided under the S-8 authority at $0.28/share
19,348,684

During the nine months ended March 31, 2012, the Company issued 100,000 options to the seven members of the board of directors. These options have a five year term and a strike price equal to the closing price of the Company’s stock at the date of issue.   Each director was issued 50,000 options with a strike price of $0.44 on October 14, 2011 and 50,000 options with a strike price of $0.39 on December 6, 2011. Half of the options vested on December 31, 2011 and the remaining half will vest on December 31, 2012.

During the quarter ended March 31, 2012, the Company issued 2,000,000 options to David Michery in conjunction with his employment agreement with the Company. These options have a strike price of $0.18 and vest and shall be exercisable in equal monthly installments over the term of his employment agreement, which is February 22, 2012 through December 31, 2016.

During the quarter ended March 31, 2012, the Company has agreed to issue 50,000 options per year to Jake Shapiro in conjunction with his employment agreement with the Company. These options have a strike price equal to the closing price of the Companys stock at the date of issue, with the exception of the first year, which the strike price was set at $0.79 per share. The Company measures compensation expense related to stock options with the Black Scholes option pricing model, and recognizes expense over the vesting period.

In January 2012,   the Company filed a registration statement  on Form S-8  in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of the Company’s common stock under the Company’s 2012 Stock Incentive Plan.

Convertible Preferred Shares

125,125 shares of Series A Cumulative Convertible $10.00 Preferred Stock with a dividend rate of 8% (payable quarterly) were issued in November 2011. The conversion price into common stock of the Company is $0.15/share.

An additional  $115,000 was invested for another 11,500 Series A preferred stock which has not yet been issued. This amount is included in the shares to be issued number in accruals  on the balance sheet as of  March 31, 2011.

A further 10,859 Series A shares have been subscribed for but not yet issued, as of March 31, 2012.   This amount is included in the shares to be issued on the balance sheet as of March 31, 2011.

180,000 Series B convertible preferred shares, $100.00 par value have been issued to two shareholders although  120,000 of such shares are held in escrow subject to earnout. The shares were issued to acquire music assets for the Company. These shares in escrow are shown on the balance sheet as a contra to equity.

The earnout provision on David Michery’s $5,000,000 or 50,000 Series B preferred shares has been calculated   using the fair value of the $5,000,000 over a 5 year  term with a discount rate of 12% per year. No earn-out provision has been applied to Big Jake Music assets as the Company does not yet believe it has any basis for this earn-out at the moment.

NOTE 12 – RELATED PARTY TRANSACTIONS

The Company’s Chief Executive Officer, Peter Hoffman, controls several companies, including Seven Arts Pictures, Inc. (“SAP, Inc.”) that are not part of the Company but from which it obtains or transfers distribution rights or other assets related to the business and which control production of the motion pictures. The agreements with Mr. Hoffman, and the companies controlled by him, provide that all revenues related to the Company’s business payable to Mr. Hoffman or any of these related party companies is due to the Company, except Mr. Hoffman’s salary, bonus and stock ownership. None of these affiliates are variable interest or special purpose entities.

Pursuant to a related party agreement, SAP, Inc. holds ownership of limited liability corporations in the United States, with all distribution rights and profits thereof being due to SAFE, Ltd. In addition, they have also provided other services for Seven Arts Pictures Plc. and SAFE, Ltd. And SAE, Inc. at no fee other than Mr. Hoffman’s salary and the direct third party costs of the Los Angeles office, all of which are reflected in the financial statements of SAFE, Ltd. These other services are any reasonable requests of the management of the Company including accounting services, audits of distribution statements, collection of accounts receivable, supervision of production of motion pictures and similar day-to-day aspects of the Company’s business. Effective January 1, 2012 no further such transactions are intended.

The Company has made and received advances from and to SAP Inc.and various Louisiana limited liability companies referred to above, where the advances from and to these related parties do not bear interest. The balances of these combined accounts were $3,552,137  and $2,725,974 as of March 31, 2012 and June 30, 2011, respectively.

On February 28, 2012 the Company took out a convertible loan of $200,000 from Rowett Capital Ltd. This was then loaned  to 807 Esplanade to cover outstanding interest payments due on the construction loan.

NOTE 13 – FAIR VALUE MEASUREMENTS

Cash, accounts receivable, accounts payable and other accrued expenses and other current assets and liabilities are carried at amounts which reasonably approximate their fair values because of the relatively short maturity of those instruments.

ASC 820, “Fair Value Measurements and Disclosures”, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC 820 are described as follows:

Level 1 - Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.
Level 2 - Inputs to the valuation methodology include:

●	quoted prices for similar assets or liabilities in active markets;
●	quoted prices for identical or similar assets or liabilities in inactive markets;
●	inputs other than quoted prices that are observable for the asset or liability;
●	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The preceding method described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date. As of March 31, 2012 and June 30, 2011, all of the Company’s assets and liabilities were considered current and due to the short maturity the carrying amounts are considered to approximate fair value.

NOTE 14 – RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued guidance intended to achieve common fair value measurements and related disclosures between U.S. GAAP and international accounting standards. The amendments primarily clarify existing fair value guidance and are not intended to change the application of existing fair value measurement guidance. However, the amendments include certain instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This guidance was effective for the periods beginning after December 15, 2011, and early application is prohibited. The Company adopted these amendments on January 1, 2012; and the requirements did not have a material effect.

In June 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-05, “Comprehensive Income — Presentation of Comprehensive Income.” ASU No. 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of stockholders’ equity. It requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income — Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05,” to defer the effective date of the specific requirement to present items that are reclassified out of accumulated other comprehensive income to net income alongside their respective components of net income and other comprehensive income. All other provisions of this update, which are to be applied retrospectively, were effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted these amendments on January 1, 2012; and the requirements did not have a material effect.

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet — Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires entities to disclose information about offsetting and related arrangements of financial instruments and derivative instruments and will be applied retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company currently believes that this ASU will have no significant impact on its consolidated financial statements.

NOTE 15 – SUBSEQUENT EVENTS

The Company issued the following shares of common stock subsequent to March 31, 2012:

New Stock Issances through May 10,  2012

14,442,472	common shares were issued in satisfaction of $1,120,000 of film loans previously converted at an average conversion price of $0.09/share. (high of $.10 and low of $.06)
7,638,890	common shares were issued in satisfaction of the $625,000 of newly converted debt at an average conversion price of $0.08/share . (high of $.09 and low of $.06)
2,757,789	common shares were issued for consultancy services provided under the S-8 authority at $0.14/share (high of $.20 and low of $.12)
1,282,051	common shares were issued in satisfaction of $100,000 of existing overhead liabilities at an average conversion price of $0.08/share
26,121,202

Total shares outstanding as of  May 10, 2012 was 68,090,174.  (including 2 million shares issued to SAP Plc.)

Additionally, the Company had the following new convertible debt acquired, which will be converted to equity, subsequent to March 31, 2012:

(1)	$50,000 loan was issued on April 4, 2012 by Michael Briskin for conversion at $0.09
(2)	$60,000 loan was issued on April 17, 2012 by Michael Briskin for conversion at $0.09
(3)	$50,000 loan was issued on April 24 2012 by Michael Briskin for conversion at $0.06

Creditors Liquidation of SAP Plc.

The Company’s listing predecessor Seven Arts Pictures Plc. (‘PLC’) was placed by the English Companies Court into compulsory liquidation on November 8, 2011. The Company’s CEO, Mr. Peter Hoffman, as a director of PLC had sought an administration order but this request was denied by the Courts as a result of inter alia the opposition of Parallel Pictures LLC (‘Parallel’).   PLC’s principal creditors have appointed a liquidator for the orderly winding up of its remaining assets not transferred to the Company pursuant to the Asset Transfer Agreement, effective January 27, 2011.

Mr. Hoffman expects that the liquidator and PLC will pursue its substantial claims against Parallel and its defenses to Parallel’s claims. Parallel has claimed in the proceedings in England and the United States that the Asset Transfer Agreement between the Company and PLC was ‘fraudulent’ and may seek additional compensation or guarantees from Company. Management believes that the Asset Transfer Agreement is a valid agreement for value and not subject to attack and that Parallel will not prevail in its claims. Management believes it has the support of its creditors to resist these claims by Parallel which are disputed by the Company and as a result Parallel will not obtain any relief from the courts on this issue.

Based on discussions with the liquidator, our management believes this liquidation proceeding will have no material effect on the cost, business or market value of common stock

Filing of S-8

In January 2012,   the Company filed a registration statement  on Form S-8  in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of the Company’s common stock under the Company’s 2012 Stock Incentive Plan.

SEVEN ARTS PICTURES PLC.
CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2011 AND 2010

	2011	2010
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$8,785	$26,818
Trade receivables, net of allowance of $669,396 and $532,996	431,891	1,478,400
Due from related parties, net	2,725,974	3,021,184
Other receivables and prepayments	1,620,895	263,150
Total Current Assets	4,787,545	4,789,552

FILM COSTS, net of accumulated amortization of $8,497,211 and
$5,653,477, respectively	23,133,560	23,808,869
PROPERTY AND EQUIPMENT, net of accumulated depreciation of
$94,910 and $90,968, respectively	24,540	26,389
TOTAL ASSETS	$27,945,645	$28,624,810

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Bank overdraft	$987	$-
Accounts payable	2,569,275	2,304,009
Accrued liabilities	2,382,916	2,414,963
Participation and residuals	503,187	480,357
Other loans	1,755,250	1,534,591
Film and production loans	10,890,430	16,766,689
Deferred income	407,763	1,460,230
VAT payable	1,477,584	1,463,497
Total current liabilities	19,987,392	26,424,336

TOTAL LIABILITIES	19,987,392	26,424,336

SHAREHOLDERS' EQUITY
Convertible redeemable preference shares, £1.00 par value, 6,000,000 shares authorized; no shares issued and outstanding
Ordinary stock, £0.25 par value, 20,527,360 shares authorized;
2,643,131 and 1,495,460 shares issued and outstanding	1,121,208	641,126
Deferred stock, £0.45 par value, 13,184,000 shares authorized;
13,184,000 and 13,184,000 shares issued and outstanding	11,636,594	11,636,594
Deferred stock, £1.00 par value, 2,268,120 and 1,495,460
shares issued and outstanding	3,876,745	2,564,504
Additional paid in capital	11,118,198	9,248,415
Convertible debentures	3,432,450	3,432,450
Receivable from Employee Benefit Trust	(1,237,417)	(2,121,458)
Accumulated deficit	(19,952,188)	(21,413,746)
Translation reserve	(2,037,337)	(1,787,411)
Shareholders' equity	7,958,253	2,200,474

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$27,945,645	$28,624,810

The accompanying notes are an integral part of these consolidated financial statements.

SEVEN ARTS PICTURES PLC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND
OTHER COMPREHENSIVE INCOME
FOR THE YEARS ENDED JUNE 30, 2011 AND 2010

	Year Ended June 30,
	2011	2010

Revenue
Film revenue	$2,758,359	$1,974,516
Fee related revenue - related party	570,029	4,442,919
Total revenue	3,328,388	6,417,435

Cost of sales
Amortization and impairment of film costs	2,843,734	1,770,650
Other cost of sales	604,262	628,326
Cost of sales	3,447,996	2,398,976

Gross profit/(loss)	(119,608)	4,018,459

Operating expenses
General and administrative expenses	1,852,303	2,619,205
Bad debt expense	234,429	319,344
Total operating expenses	2,086,732	2,938,549

Income (loss) from operations	(2,206,340)	1,079,910

Non-operating income (expense)
Other income	4,458,621	533,874
Interest expense	(829,878)	(2,199,844)
Interest income	71,681	110,409

Total non-operating income (expense)	3,700,424	(1,555,561)

Profit (loss) before taxes	1,494,084	(475,651)
Change in debt derivative	(32,530)	-
	1,461,554	(475,651)
Provision for income tax (benefit)	-	-

Net income (loss)	$1,461,554	$(475,651)

Comprehensive income (loss):
Net income (loss)	1,461,554	(475,651)
Foreign exchange translation gain (loss)	(249,926)	420,963

Comprehensive income (loss)	$1,211,628	$(54,688)

Weighted average number of ordinary shares used in the profit (loss) per share calculation:
Basic	1,888,712	1,402,720
Diluted	1,888,712	1,402,720

Basic profit (loss) per share	$0.77	$(0.34)
Diluted profit (loss) per share	$0.77	$(0.34)

The accompanying notes are an integral part of these consolidated financial statements.

SEVEN ARTS PICTURES PLC.
CONSOLIDATED STATEMENTS OF DEFICIENCY IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED MARCH 31, 2008, JUNE 30, 2008, JUNE 30, 2009, JUNE 30, 2010 and JUNE 30, 2011

	£1 Conv, Redeem Pref Shares		Non Red Conv Loans		Common Stock		Deferred Stock 2		Deferred Stock 1		Additional Paid in Capital	Accumulated Deficit	Translation Adjustment
	Shares	GBP	Shares	USD	Shares	USD	Shares	USD	Shares	USD	USD	USD	USD	Total - USD
Balance, June 30, 2009	500,000	£1,539,800	1,750,000	$3,432,450	1,385,460	$599,684	1,385,460	$2,398,736	13,184,000	$11,636,594	$5,255,814	$(20,938,095)	$(2,208,375)	$1,716,609

Chris Bialek options-Oct 27, 09					2,000	807	2,000	3,230			19,781			23,819
Adjust payable by SAP Inc on above @ par value					8,000	3,230	8,000	12,918			103,852			120,000
Receiveable from SAP Inc on above transaction											(120,000)			(120,000)
Translation Adj - Dec 09													179,359	179,359
Tfr Share options M Garstin to loan 2 Dec 08 pd $200,000											(221,142)			(221,142)

Eden loan 100,000 shres @ 25p Dec 09					20,000	7,481	20,000	29,924			219,754			257,159

Pref Share Conversion - EBT (£0.25 per share)	(500,000)	(748,100)			80,000	29,924	80,000	119,696			598,480			-

23/4/10 EBT - 60,000 @ $2.285 exc $1.5793/£1 shares to Eden											133,661			133,661

8/6/10 EBT - 122,000 @ $1.7 exc $1.457/£1 shares to Inc											212,980			212,980

Interest charged to EBT											(46,827)			(46,827)
Interest reversed to EBT											178,904			178,904
Transfer balance of Redeem to Sh Prem		(791,700)									791,700			-
Profit & Loss - June 30, 2010												(475,651)		(475,651)
Translation adjustment													$241,604	241,604

Balance, June 30, 2010	-	£-	1,750,000	$3,432,450	1,495,460	641,126	1,495,460	$2,564,504	$13,184,000	$11,636,594	$7,126,958	$(21,413,746)	$(1,787,412)	$2,200,474

Asher & Trafalgar shares Dec 10					267,522	126,850	267,522	507,400			716,619			1,350,869
EBT shares sold											418,825			418,825
Translation adjustment													(170,442)	(170,442)
Trafalgar, Isaac & New Moon shares Feb 2011					355,138	142,497	355,138	569,988			608,013			1,320,497
Correction to AsherTrafalgar 2010								(5,987)			3,423			(2,563)
Palm Finance shares Mar 2011					150,000	60,210	150,000	240,840			82,950			384,000
TCA & Eden shares May 2011					275,011	110,385					554,115			664,500
J Shapiro shares June 2011					100,000	40,140					208,860			249,000
EBT shares sold											161,018			161,018
Net loss												1,461,558		1,461,558
Translation adjustment													(79,483)	(79,483)

Balance, June 30, 2011	-	£-	1,750,000	$3,432,450	2,643,131	$1,121,208	2,268,120	$3,876,745	13,184,000	$11,636,594	$9,880,781	$(19,952,188)	$(2,037,337)	$7,958,253

The accompanying notes are an integral part of these consolidated financial statements.

SEVEN ARTS PICTURES PLC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2011 AND 2010

	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:	$1,461,554	$(475,651)
Net income/ (loss)
Adjustments to reconcile net income (loss)
to net cash provided by (used in) operating activities:
Depreciation of property and equipment	14,026	13,884
Amortization of film cost	2,022,783	1,575,093
Impairment of film cost	820,951	195,557
Write off of previously capitalized film assets	-	244,640
Forgiveness of debt	(1,000,000)	(150,000)
Forgiveness of interest by lender	(3,458,621)	(383,874)
(Increase)/reduction of EBT interest receivable	(71,966)	178,904
Write-off of other receivables and prepayments	-	572,509
Ordinary shares issuance in exchange for I/R fees and to repay loans	2,977,208	257,159
Bad debt expense and provision for doubtful accounts	234,429	319,345
Write-off of previously accrued participations	-	(215,250)
Change in operating assets and liabilities
Trade receivables	812,080	(218,659)
Due to and due from related parties, net	969,570	(907,699)
Capitalized film assets	(2,168,426)	(2,470,299)
Other receivables and prepayments	(1,357,745)	(66,008)
Accounts payable	233,219	541,212
Other current liabilities	36,919	2,205,483
Deferred income	(1,052,464)	96,620
Net cash provided by operating activities	473,517	1,312,966

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(12,177)	(2,808)
Net cash (used in) investing activities	(12,177)	(2,808)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from/(repayment of) participation equity/investment
and notes payable	(230,434)	(1,353,958)
Issuance of common stock for cash	-	23,818
Net cash (used in) financing activities	(230,434)	(1,330,140)

Effect of exchange rate changes on cash and cash equivalents	(249,926)	18,007

NET (DECREASE) IN CASH & CASH EQUIVALENTS	(19,020)	(1,975)

CASH & CASH EQUIVALENTS, BEGINNING OF YEAR	26,818	28,793

CASH & CASH EQUIVALENTS, END OF YEAR	$7,798	$26,818

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year or period for:
Interest	$149,326	$1,173,528
Income taxes	$-	$-

NON CASH INVESTING AND FINANCING TRANSACTIONS:
Accounts receivable applied against loan set off	$-	$475,374
Production loan settled by shares owned by EBT	$-	$133,661
Reclassification of share premium to accrued liabilities	$-	$221,142
Related party advances settled by shares owned by EBT	$164,500	$212,800
Interest of loan payable capitalized on film assets	$50,262	$429,142
Accrued interest included in loan payable amount	$2,244,903	$1,946,705
Share based compensation expense	$87,026	$-

The accompanying notes are an integral part of these consolidated financial statements.

SEVEN ARTS PICTURES, PLC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2011 AND 2010

NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization

Seven Arts Pictures, Plc. (herein referred to as “PLC” or collectively as “the Group”, “the Company”, or “Seven Arts”), was founded in 2002 as an independent motion picture production and distribution company engaged in the development, acquisition, financing, production, and licensing of theatrical motion pictures for exhibition in domestic (i.e., the United States and Canada) and foreign theatrical markets, and for subsequent worldwide release in other forms of media, including home video and pay and free television.   The Company currently owns interests in 33 completed motion pictures, subject in certain instances to the prior financial interests of other parties.

The consolidated financial statements include the financial statements of Seven Arts Pictures Plc. (“PLC”), and its wholly owned subsidiaries, Seven Arts Filmed Entertainment Limited (“SAFE Ltd”), Seven Arts Filmed Entertainment (UK) Limited, Cinematic Finance Limited and Cinematic Finance (Equicap) Ltd, herein referred to as (the “Group”, the “Company” or “Seven Arts”).    See below for detail on consolidated entities.

On June 11, 2010,  Seven Arts Entertainment,  Inc. (“SAE”), a Nevada Corporation, was formed and became a 100% owned subsidiary of Seven Arts Pictures Plc.  The Company entered into an Asset Transfer Agreement, as amended on January 27, 2011 and again on August 31, 2011, to transfer all of the assets with a cost basis from PLC to SAE, in exchange for assumption by SAE of certain indebtedness and for one share of common stock of SAE for each ordinary share of PLC which have been distributed to shareholders. Additionally, 2,000,000 shares of SAE were issued to PLC in order to satisfy any remaining obligations.  This transfer was approved by the PLC shareholders at an Extraordinary General Meeting on June 11, 2010.  The purpose of this transfer was to eliminate our status as a foreign private issuer and to assume compliance with all obligations of a domestic issuer under all applicable state and Federal securities laws.  Our intention in executing this transaction was to redomicile our business in the United States of America with no change in the economic interests of our shareholders.

As of January 27, 2011,  net assets with a book value totaling approximately $7,200,000 plus convertible debentures with no redemption date, which are accounted for as equity, were transferred to SAE in accordance with the asset transfer agreement.

On August 31, 2011, NASDAQ approved the substitution of one share of SAE stock for the Company's NASDAQ listing, effective at the opening of trading on September 1, 2011.   On that date, each of the Company's ordinary shares were exchanged for one share of common stock of SAE, and commenced trading on NASDAQ as the successor to the Company's NASDAQ listing. This transaction was approved by the Company’s shareholders at the Company’s Extraordinary General Meeting on June 11, 2010.

SAE’s authorized capital consists of 50,000,000 shares of stock, $.01 par value per share, of which the board of directors has approved 25,000,000 shares as common stock.  As of September 1, 2011, there were 6,476,344 shares of common stock outstanding, all of which are fully paid and non-assessable.    Each outstanding share of common stock entitles the holder thereof to one vote per share on matters submitted to a vote of stockholders.

SAE is now a United States issuer and commenced regular quarterly reporting for the first quarter ended September 30, 2011.

On November 8, 2011, PLC, was placed into involuntary creditors liquidation under English law (See NOTE 16 – Commitments and Contingencies).  Certain indebtedness of PLC remained with PLC and will be subject to administration or payment in those administration proceedings.  In accordance with the asset transfer agreement, PLC has been issued 2,000,000 shares of common stock of SAE in order to satisfy these obligations.

Basis of Consolidation

The Company consolidates its subsidiaries in accordance with Accounting Standards Codification (“ASC”) 810, “Business Combinations”, and specifically ASC 810-10-15-8 which states, "The usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule, ownership by one reporting entity, directly or indirectly, or over 50% of the outstanding voting shares of another entity is a condition pointing toward consolidation."     The Company does not have any variable interest or special purpose entities.

The consolidated financial statements include the financial statements of Seven Arts Pictures Plc (“PLC”), and its wholly owned subsidiaries, Seven Arts Filmed Entertainment Limited (“SAFE Ltd”), Seven Arts Filmed Entertainment (UK) Limited, Cinematic Finance Limited and Cinematic Finance (Equicap) Ltd, herein referred to as (the “Group”, the “Company” or “Seven Arts”).

The accompanying consolidated financial statements include the accounts of Seven Arts Pictures Plc. (“SAP Plc.”) and its wholly owned subsidiaries as follows:

Years Ended
June 30,
2011 and 2010
Seven Arts Pictures Plc.	100%
Seven Arts Filmed Entertainment Limited	100%
Seven Arts Filmed Entertainment (UK) Limited	100%
Cinematic Finance Limited	100%
Cinematic Finance (Equicap) Ltd	100%

The Group acquired SAFCO’s in May 2009.   SAFCO’s refers to 17 companies formed by investors in the Zeus transaction (as described in NOTE 16). The Group intends to liquidate the SAFCO’s under the applicable laws of the United Kingdom upon obtaining full control of the books, records and operation of the SAFCO’s. The Group does not anticipate any material assets or liabilities related to the SAFCO’s except the contingent liability for VAT on the Zeus transaction. The SAFCO’s results have not been and will not be consolidated as the Group does not have control.

All significant intercompany balances and transactions have been eliminated on consolidation.

Significant Accounting Policies

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application.  The application of accounting principles requires the estimating, matching and timing of revenue and expense.  The accounting policies used conform to generally accepted accounting principles which have been consistently applied in the preparation of these financial statements.

The financial statements and notes are representations of the Company’s management which is responsible for their integrity and objectivity.  Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud.  The Company's system of internal  accounting control is designed to assure, among other items, that  1) recorded  transactions  are valid;  2) valid  transactions  are recorded;  and  3) transactions  are  recorded in the proper  period in a timely  manner to produce financial  statements which present fairly the financial  condition,  results of operations  and cash  flows of the  Company  for the  respective  periods  being presented.

Basis of Accounting

The Company prepares its financial statements on the accrual basis of accounting and in accordance with Generally Accepted Accounting Principles of the United States of America (“US GAAP”).   All material intercompany balances and transactions are eliminated.   Management believes that all adjustments necessary for a fair presentation of the results of the years ended June 30, 2011 and 2010, respectively, have been made.

The Group has also engaged in various transactions under which it has received cash proceeds from the transfer of tax credits or other tax benefits associated with its motion picture productions.  Any such proceeds are generally treated as a reduction in the production costs of the applicable motion picture.

a)
To the extent such tax benefit proceeds would exceed the capitalized cost of the film or represent fee income not applied to production cost, such proceeds are accounted for as producers’ fees income where relevant producers contracts are in place.

b)	To the extent that the Group were to receive benefits from tax advantaged investments relating to:
i.	a picture that has not commenced production by a particular date and that investment is forfeited such that the Group has no further obligations to the investor or
ii.	third party productions taken on by the Group as sales agent/distributor, then such benefits are also recorded as producer fees income.

Revenue Recognition

Revenue earned by the Group can be classified into two categories:

1.	Film revenue: Revenue is earned from the exploitation of new productions, back catalogue and third party productions taken on as sales agent.

2.
Fee-related revenue: Producer’s fees income earned by the Group on productions controlled by the Group is earned when the Group is entitled to receive, under a binding agreement a fixed sum irrespective of the distribution revenue from that picture.

Film Revenue

The Group recognizes revenue from the sale (minimum guarantee or non-refundable advances) or licensing arrangement (Royalty agreement) of a film in accordance with ASC 605-15 “Revenue Recognition”. Revenue will be recognized only when all of the following criteria have been met:

a)	Persuasive evidence of a sale or licensing arrangement with a customer exists.
b)
The film is complete and, in accordance with the terms of the arrangement, has been delivered or is available for immediate and unconditional delivery. (i.e. the “notice of delivery” (NOD) has been sent and there is a master negative available for the customer)

c)	The license period of the arrangement has begun and the customer can begin its exploitation, exhibition, or sale.
d)	The arrangement fee is fixed or determinable.
e)	Collection of the arrangement fee is reasonably assured.

A written agreement with clients (purchase order, letter, contract, etc.) indicating the film name, territory and period is required for the recognition of revenue. Revenue is recognized when the performance criteria in the contracts have been met. The customer generally confirms agreement by their signature on the contract.

Minimum guarantee revenue (i.e. non-refundable advances) is recognized as and when the film is available for delivery to the respective territories.   Cash deposits received on the signing of the contracts are recorded as deferred income until the film is available for delivery (as described above) at which point the deposit revenue is recognized.  The Group does not recognize any revenues relating to minimum guarantee on any motion picture as well as amortization expense on that picture until United States theatrical release if it has agreed with the licensees that delivery or payment of minimum guarantee will be delayed for any material period of time to permit such a theatrical release.

Royalty revenue which equates to an agreed share of gross receipts of films is recognized as income as and when the Group is notified of the amounts by the customers through their royalty reports.

Fee-related Revenues

Many countries make tax credits available to encourage film production in their territory. Seven Arts benefits from tax credits in:

a)	the UK and several other European territories for their European productions
b)	Canada for their Canadian productions
c)	Louisiana for their US productions
d)	Tax preferred financing deals

In the majority of circumstances, these tax credits are treated as a reduction in the capitalized costs of the film assets they are financing. However, to the extent such tax benefit proceeds would:

a)	exceed the capitalized cost of the film or
b)	represent fee income not applied to production cost, such proceeds are accounted for as producers’ fees income where relevant producer’s contracts are in place.

In addition, to the extent that the Group was to receive benefits from tax advantaged investments relating to:

a)	a picture that has not commenced production by the investment agreement closing date, that investment is forfeited such that the Group has no further obligations to the investor or
b)	third party productions taken on by the Group as sales agent/distributor, then such benefits are also recorded as producer fees income

One of the risks for the investor associated with these tax advantaged investments is that a particular picture will not start production within the investment agreement period therefore giving no asset value to their slate of investments. The contract with the Group will generally state that there is no recourse to the Group and associated companies as this is one of the many risks of the film industry that the investors are made aware of on signing the investment agreements. Therefore, when a picture has not commenced production by the investment agreement closing date that investment is forfeited and the Group has no further obligations to the investors.   These financing schemes are part of the general operations of the Group in its role as producer. Revenues in the year ended June 30, 2011 however did not include fee income derived from a structured film and distribution cost financing with UK investors.  It did include additional producer fee of $570,029 associated with films produced in Louisiana.   In 2010, the Group recognized $2,650,794 of fee income as described and, in addition, producer’s fees of $1,792,125.

Investments

Investments are held at the lower of cost or net realizable value, and reviewed annually for any impairment charges. As of June 30, 2011 the Group has no outstanding investments.

Film Costs

Film costs include the unamortized costs of completed films which have been produced by the Group or for which the Group has acquired distribution rights, libraries acquired as part of acquisitions of companies and films in progress and in development.  For films produced by the Group, capitalized costs include all direct production and financing costs, capitalized interest and production overhead.

Costs of acquiring and producing films are amortized using the individual-film-forecast method, whereby these costs are amortized and participations and residuals costs are accrued in the proportion that current year’s revenue bears to management’s estimate of ultimate revenue at the beginning of the current year expected to be recognized from the exploitation, exhibition or sale of the films. Generally, 80% or more of a film's costs are amortized within three years of the picture's initial release.

Ultimate revenue includes estimates of revenue to be earned over a period not to exceed ten years following the date of initial release. Film costs are stated at the lower of amortized cost or estimated fair value. Individual film costs are reviewed on a title-by-title basis, when an event or change in circumstances indicates that the fair value of a film is less than its unamortized cost. The fair value of the film is determined using management’s future revenue and cost estimates and a discounted cash flow approach. Impairment is recorded in the amount by which the unamortized costs exceed the estimated fair value of the film. Estimates of future revenue involve measurement uncertainty and it is therefore possible that reductions in the carrying value of film costs may be required as a consequence of changes in management’s future revenue estimates.

Films are included in the general “library” category when initial release dates are at least three years prior to the acquisition date.

Films in progress include the accumulated costs of productions which have not yet been completed. Films in development include costs of acquiring film rights to books, stage plays or original screenplays and costs to adapt such projects. Such costs are capitalized and, upon commencement of production, are transferred to production costs. Projects in development are written off at the earlier of the date they are determined not to be recoverable or when abandoned.

Property & Equipment

Equipment is carried at the cost of acquisition or construction and depreciated over the estimated useful lives of the assets. Costs associated with repair and maintenance are expensed as incurred. Costs associated with improvements which extend the life, increase the capacity or improve the efficiency of our property and equipment are capitalized and depreciated over the remaining life of the related asset. Gains and losses on dispositions of equipment are reflected in operations. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, which are two to five years.

Income Taxes

The Company has adopted ASC 740-10 “Income Taxes”, which requires the use of the liability method in the computation of income tax expense and the current and deferred income taxes payable.

The Group is not part of any consolidated return filed in the United States.

Foreign Currency Transactions and Comprehensive Income

The accounts are presented in United States Dollars (“USD”), the functional currency of the main operating company,  SAFE Ltd. The functional currency of the holding company SAP Plc. and other entities located in the UK is in Pounds Sterling  (“GBP”). The books of the foreign entities are converted to USD at each reporting period date.

The Group translates the foreign currency transactions and balances into USD using the year or reporting period end or average exchange rates. Assets and liabilities of the foreign entities are translated at exchange rates as of the balance sheet date. Revenues and expenses are translated at average rates in effect for the periods presented. The cumulative translation adjustment is included in the translation reserve within shareholders’ equity (deficit). Foreign currency transaction gains and losses arising from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the consolidated results of operations.

Where possible, the Group seeks to match USD income with USD expenditures.  To date the Group has not hedged any transactional currency exposure but will keep such exposures under review and where appropriate may enter into such transactions in future.

Relevant exchange rates used in the preparation of the financial statements are as follows for the years ended June 30, 2011 and 2010 (GBP  per one USD):

	June 30, 2011
Balance sheet period end exchange rate:	GBP	1.6056

Average exchange rate for the year ended:	GBP	1.5655

	June 30, 2010
Balance sheet period end exchange rate:	GBP	1.4962

Average exchange rate for the year ended:	GBP	1,5721

Derivative Instruments and Hedging Activities

The Group’s policy is not to use derivative or hedging financial instruments for trading or speculative purposes, except certain embedded derivatives derived from certain conversion features or reset provision attached to the convertible debentures as described in NOTE 12.

Earnings Per Share

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period.  Diluted earnings (loss) per share include the effects of any outstanding options, warrants and other potentially dilutive securities.  For the periods presented, there were no potentially dilutive securities outstanding, therefore basic earnings per share equals diluted earnings per share.   Basic and diluted earnings per share (“EPS”) are based on weighted-average common shares and exclude shares that would have an anti-dilutive effect. In accordance with ASC 260-10-45-19, the Company did not consider any potential common shares in the computation of diluted EPS as of June 30, 2011 and 2010, due to the loss from continuing operations, as they would have an anti-dilutive effect on EPS.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  The most significant estimates made by management in the preparation of the financial statements relate to ultimate revenue and costs of its films which are used in the amortization and impairment of film costs, estimates for allowances, option pricing for options and warrants issued and income taxes.  Accordingly, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

Accounts Receivable

Receivables are recognized at the initial amount of the invoice.  As a result of the nature of the Group’s activities, accounts receivables are generally of a short-term nature. However, any receivable whose recovery date was is beyond one year would be measured at its present value.  The Group does not charge interest on late payment of trade receivables and loans.

Reserve for doubtful accounts represent a provision charged to reflect management's best estimate of the likelihood that certain of the Group’s accounts receivable may not ultimately be collected.  This provision is based on historical experience and relevant facts and information regarding collectability at the time and will be adjusted up or down over time with the benefit of actual results.

Any receivable outstanding is only written off after management has deemed the receivable to be uncollectible, under the terms of the agreement and/or based on the financial conditions of the customers at each reporting period. As of June 30, 2011 and 2010 the Group had an allowance for bad debts and doubtful accounts of $310,796 and $532,996, respectively, to cover any future uncollectible receivables.  The Group determines its allowance by considering a number of factors, including the length of time receivables are past due, the Group’s previous loss history, the customer’s current ability to pay its obligation to the Group, and the condition of the general economy and the industry as a whole.

Substantially all of the trade receivables at face value as reflected in the consolidated financial statements are pledged as security for borrowings by the Group.

Accounts Payable

All operating trade payables (including notes payable and accrued supplier invoices) relate to the purchase of goods and services. These payables are due within and or less than one year. However any payable whose due date was more than one year would be measured at its present value. The Group did not have any such long-term accounts payable during the periods presented.

Fair Value of Financial Instruments

The carrying amount of cash, trade accounts receivable, other accounts receivable, receivables due from and payable to related parties, trade accounts payable, other accounts payable and accrued expenses, as well as short-term debt, approximate their corresponding estimated fair values due to the short-term maturity and revolving nature of these financial assets and liabilities. Cash and cash equivalents are recognized at fair value considering quoted market prices if available for the same or similar instruments. Long-term debt is based on estimated market prices for similar instruments, considering interest rates currently available in connection with bank loans with similar terms and due dates.

Share Based Payments

The Company accounts  for share based payments using a fair value based method whereby compensation cost is measured at the grant date based on the value of the services received and is recognized over the service period.   The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued.   In calculating this fair value, there are certain assumptions used such as the expected life of the option, risk-free interest rate, dividend yield, volatility and forfeiture rate.  The use of a different estimate for any one of these components could have a material impact on the amount of calculated compensation expense.

Cash and Cash Equivalents

The cash and cash equivalents of the Group consisted of cash balances held on deposit with banks, of which $8,767 is denominated in USD and $(968) denominated in GBP, as of June 30, 2011. These deposits earn interest at the relevant bank interest rates, which are all floating rates of interest.  These annual interest rates ranged from 2.8% to 8.8% for the fiscal year ended June 30, 2011, and 3.1% to 8.8% for the fiscal year ended June 30, 2010.

NOTE 2 - REVENUE

Revenue earned by the Group can be classified into two categories: film revenues and fee-related revenues (see NOTE 1).

Film revenues consist of minimum guarantees from distributors, royalties earned either collected or receivable, and other fees or income associated with the sale of the Group’s motion pictures.

Film revenue by geographical areas is as follows:

	June 30, 2011	June 30, 2010

Europe	$969,077	$110,285
North America	1,113,074	1,714,271
South America	378,763	24,000
Africa and Middle East	39,416	-
Asia	209,030	91,942
Australia	48,999	34,018

Total	$2,758,359	$1,974,516

All fee-related revenues for the years ended June 30, 2011 and 2010 were generated in North America, and through a related party (as described below).

Fee related revenues in the period ended June 30, 2011 consisted of:

a)
Producer's fees of $70,097 resulting from excess tax credits received on Night of the Demons. This item was collected by Seven Arts Pictures Louisiana LLC who will pay it over to the Group under the agreement between the Group and SAPLA.

b)	$500,000 of fees relating to Esplanade Pictures based in Louisiana.

Fee related revenues in the period ended June 30, 2010 consisted of:

a)
$2,650,794 of fee income derived from the Equicap transactions, a structured finance transaction with UK investors who invested in certain third party motion pictures distributed by the Group.  The fee items related to the Equicap transactions were contractually entered with Seven Arts Pictures Louisiana LLC (“SAPLA”), a related party who is acting on behalf of the Group but collected and recorded by the Group under the Group’s agreement with SAPLA as fee income.

b)
Producer's fees of $637,397 resulting from excess tax credits received on Night of the Demons. This item was collected by SAPLA and will be paid over to the Group under the agreement between the Group and SAPLA.

c)
Producer’s fees income of $1,154,728 resulting from excess tax credits received on American Summer (Pool Boys) and Autopsy. This will be collected by SAPLA and will be paid over to the Group under the Group’s agreement with SAPLA.

All of the Group's revenues and profits before taxes in each year are derived from the financing, production and distribution of films.

NOTE 3 – NET INTEREST EXPENSE

The following presents the Group’s interest expense and interest income for the years ended June 30, 2011 and 2010:

	June 30, 2011	June 30, 2010

Interest expense
Production loans interest paid	$(184,661)	$(1,490,924)
Corporate loans interest paid	(607,267)	(672,004)
Bank interest paid	(37,950)	(36,916)

Total interest paid	$(829,878)	$(2,199,844)
Interest income
Interest received	$368	$110,365
Bank interest received	71,313	44

Total interest received	$71,681	$110,409

Net interest (expense)/income	$(758,197)	$(2,089,435)

NOTE 4 – OTHER INCOME RELATED TO CANCELATION OF INDEBTEDNESS

The Group recorded  of $4,458,621 of other income for the year ended June 30, 2011 related to the cancellation of indebtedness arising from:

a)
The release of a loan of $1,788,904 from Arrowhead (See NOTE 11) which is subordinated to the Cheyne debt of $6,500,000 which was assigned to Seven Arts in 2008.  Management does not believe that forecast income will be sufficient to repay the primary loan; therefore the subordinated loan will also not be repaid.

b)	Forgiveness of accrued interest of $2,669,717, which was accrued through June 30, 2010, on the Palm Finance loans.

During the year ended June 30, 2010, the Company recorded a $150,000 gain on the cancellation of indebtedness arising from a settlement with Kismet releasing a loan of $150,000.     Also during 2010, 120dB agreed to a cash settlement of $323,000 in full and final settlement of the outstanding loan for Knife Edge.  The Group recorded a $383,874 gain on the cancellation of indebtedness related to this settlement.  Total other income related to cancellation of indebtedness was $533,874 for the year ended June 30, 2010.

NOTE 5 – INCOME TAXES

The Company has adopted ASC 740-10, “Income Taxes”, which requires the use of the liability method in the computation of income tax expense and the current and deferred income taxes payable (deferred tax liability) or benefit (deferred tax asset).   Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

During the year ended June 30, 2011 the Company had a net income of $1,461,554 decreasing the deferred tax asset approximately $496,928 at the statutory tax rate of 34%.  Deferred tax assets at June 30, 2011 and 2010 consisted of the following:

	Year ended	Year ended
	June 30,	June 30,
	2011	2010

Net operating loss carry forwards	$10,422,664	$11,579,923
Capital loss carry forwards	5,398,529	5,398,529
Total carry forwards	15,821,193	16,978,452
Tax rate of 34%	34%	34%
Total long-term deferred tax assets	5,379,206	5,772,673
Less: valuation allowance	(5,379,206)	(5,772,673)

Net long-term deferred tax assets	$-	$-

The net deferred tax asset generated by the loss carry forward has been fully reserved and will expire in 2019 through 2030.  The realization of deferred tax benefits is contingent upon future earnings and, therefore, is fully reserved at June 30, 2011 and 2010.

The following represents the effect of timing differences on the Group’s tax expense or benefit for the years ended June 30, 2011 and 2010:

	Year ended	Year ended
	June 30,	June 30,
	2011	2010

Current tax charge/(benefit)	$-	$-

Factors affecting the tax charge for the year:

Income/(loss) before taxes	1,461,554	(475,651)

Income/(loss) before taxes multiplied by the standard rate of UK corporation tax of June 30 2011 at 27.5% (June 2010 at 28%)	401,927	(133,182)
Effects of:
Non deductible expenses	47,606	42,000
Excess of amortization over tax deductions	(14,158)	(14,416)
Non-qualifying depreciation	782,027	495,782
Excess of capital allowances over depreciation	(1,182)	(824)
Movement in tax losses	(714,322)	(727,311)
Film tax profit adjustment	(501,898)	337,951
Current tax expense/(benefit)	$-	$-

As of June 30, 2011, the Group had operating losses of approximately $10,422,664 to carry forward against future operating profits.

As of June 30, 2011, the Group had capital losses of approximately $5,398,529 to carry forward against future capital profits.

The net deferred tax asset generated by the loss carry forwards has been fully reserved and will expire in 2019 through 2030.  The realization of deferred tax benefits is contingent upon future earnings and is fully reserved at June 30, 2011 and 2010.

NOTE 6 – EARNINGS PER SHARE

Basic net income/(loss) per share is based upon the weighted average number of common shares outstanding  for the period presented  and all shares amounts have been adjusted to reflect the Group’s two separate 5:1 reverse stock splits. Diluted earnings per share is based on the assumption that all dilutive convertible shares and stock warrants were converted or exercised. Warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.  At June 30, 2011, the Company had a total of 2,217,872  common stock equivalents outstanding, including options, warrants and convertible debentures.    All common stock equivalents for the year ended June 30, 2010 are anti-dilutive due to the net loss incurred.

Basic and diluted earnings per share (“EPS”) are based on weighted-average common shares and generally exclude shares that would have an anti-dilutive effect. In accordance with ASC 260-10-45-19, the Group did not consider any potential common shares in the computation of diluted EPS as of June 30, 2011 or for June 30, 2010, due to the loss from continuing operations. For the year ended June 30, 2011, 329,160 anti-dilutive shares were excluded from the EPS calculation, which would have been considered dilutive if the Company did not have a loss from operations.

The following is a reconciliation of the number of shares (denominator) used in the basic and diluted earnings per share computations for the years ended June 30, 2011 and 2010:

	2011		2010
	Weighted Average Shares Outstanding	Per Share Amount	Weighted Average Shares Outstanding	Per Share Amount
Basic earnings per share	1,888,712	$0.77	1,402,720	$(0.34)

Diluted earnings per share	1,888,712	$0.77	1,402,720	$(0.34)

Basic and diluted net income (loss) per share is calculated based on the weighted average common shares outstanding for the period presented and all have been adjusted to reflect the Group’s 5:1 reverse stock splits which occurred on December 31, 2008 and May 12, 2011.

NOTE 7- EMPLOYEE BENEFIT TRUST

The Group established the Seven Arts Employee Benefit Trust (“EBT”) for the purpose, among others, of acquiring 3,000,000 of the Group’s preferred shares from Armadillo Investments Plc. (“Armadillo”).  EBT is governed by a Trust Deed that the Group entered into with the trustees.  Under the Trust Deed, the Trustees have absolute control over the Trust although the Group may recommend options to the trustees. The Group has the right after approval of the audit committee to restrict the Trust’s right to vote its shares of the Group to prevent the Trust from taking control of the Group and the right to remove the Trustees under certain circumstances for the same purpose.

The Group has no interest in the profits or losses of the Trust on the Group’s shares and does not control the actions of the Trustees in the sale or use of these shares. The Group has no control or significant influence on the EBT. All cash and ordinary shares owned by EBT are held by EBT for the benefit of the Group’s United Kingdom employees.

On October 30, 2008, EBT reached an agreement to acquire these preference shares for £1,500,000 plus the return of 1,600,000 of Armadillo’s ordinary shares. On that date the Group advanced £500,000 as the first of three equal installments together with 1,600,000 shares of Armadillo Investments Plc. The EBT acquired 3,000,000 of the Group’s convertible preferred shares from Armadillo.  Seven Arts has guaranteed the remaining two payments due to Armadillo aggregating £1,000,000, but has not yet advanced these payments to EBT, so EBT is in default on both payments due to Armadillo. On November 20, 2008, EBT converted 2,500,000 of these preferred shares into 2,000,000 of the Group’s ordinary shares. On June 30, 2010, the EBT converted the remaining 500,000 preferred shares to 400,000 ordinary shares.

The EBT originally pledged 266,667 ordinary shares to Armadillo to secure the sum due to Armadillo, which the   pledge will be terminated when the EBT pays the £1,000,000 to Armadillo.  As of February 9, 2011, 150,000 shares of the Group were issued to New Moon Pictures LLC who then pledged the shares to Armadillo Investments Ltd who in turn have:

a)  extended the terms of the repayment of the £1,000,000 due from the EBT to June 30, 2011; and
b) reduced their lien over the 266,667 shares currently held by the EBT to 200,000 shares.

At June 30, 2011, the loan receivable from EBT amounted to £643,084 ($1,107,134) and the EBT owned 200,000 shares (or approximately 7.6% of the Group’s outstanding ordinary shares as at June 30, 2011) all of which are pledged to Armadillo Investments Ltd.

NOTE 8 -  FILM COSTS

The following presents the Group’s film costs as of June 30, 2011 and 2010:

	June 30, 2011	June 30, 2010
Film costs - beginning balance	$23,808,869	$22,902,513
Additional costs incurred	2,168,425	2,677,006
Third party investments/ tax credits	-	-
Amortization of film costs during period	(2,843,734)	(1,770,650)
Film costs as of June 30, 2011	$23,133,560	$23,808,869

The net book value of all films as of June 30, 2011 includes $17,917,287 relating to films released since April, 2007 and $5,216,272 relating to pictures in development.

Over 98% of the Group's pictures released before April 2007 have been fully amortized and therefore have a net book value of zero as of June 30, 2011.

Capitalized film costs are reviewed for impairment at least twice a year and whenever events or changes in circumstances indicate that the carrying amounts of such assets may not be recoverable. Determination of recoverability is based on an estimate of future cash flows resulting from the use of the asset, and its eventual disposition. Measurement of an impairment loss for the assets is based on the fair value of the asset as estimated using a discounted cash flow model. An impairment charge of $ 820,951 was recognized during the year ended June 30, 2011 and $195,557 for the year ended June 30, 2010.

NOTE 9 – PROPERTY AND EQUIPMENT

The Group’s property and equipment as of June 30, 2011 and 2010:

Net book value as of June 30, 2009	$40,112
Additions	2,808
Depreciation charge for the period	(13,884)
Exchange differences	(2,647)
Net book value as of June 30, 2010	26,389
Additions	12,177
Depreciation charge for the period	(14,026)
Exchange differences	-
Net book value as of June 30, 2011	$24,540

NOTE 10 – FILM AND PRODUCTION AND CORPORATE LOANS

The following presents that Company’s film and production and corporate loans as of June 30, 2011 and 2010:

Current	June 30, 2011	June 30, 2010
	(USD)	(USD)
Film & production loans	$10,890,430	$16,766,689
Corporate loans	1,755,250	1,534,591
Current	$12,645,680	$18,301,280

Film and Production Loans

Film and production loans arose from the financing of motion pictures and are secured with an interest in the associated motion pictures.     Detail of these production loans is presented below.

A loan of $8,300,000 was advanced to Seven Arts Future Flows I LLC ("SFF"),  a subsidiary of Seven Arts Pictures Inc., (“SAP, Inc.) a related party, on a non-recourse basis by Arrowhead Ltd. ("Arrowhead") and was secured by a pledge of Seven Arts Filmed Entertainment Limited’s distribution rights in twelve designated pictures owned by SFF for the period of the loan. During the period ended June 30, 2009, Arrowhead made the decision to take control over the distribution rights to these pictures. Since the Group no longer controls the licensing of these motion pictures, it has removed all investment in the cost of these pictures as well as receivables from its assets and has removed the non-recourse indebtedness and accrued interest from its liabilities as of June 30, 2009. This resulted in the recognition of $5,601,683 of “Other income” in the period ended June 30, 2009 relating to the cancellation of indebtedness.

Arrowhead filed an action on September 22, 2010, which seeks recovery from the Group of the monies which the Group has retained under its interpretation of the relevant agreements with Arrowhead. In addition, Arrowhead makes substantial additional claims against the Group, Mr. Hoffman and Seven Arts Pictures Inc. regarding claimed breaches of the terms of the operative agreements, including failure to properly account, failure to turn over materials, failure to remit monies collected, and similar matters. The claims against the Group for these breaches of warranties for damages are $8,300,000 although Arrowhead states no basis for this amount.

The Group had moved to dismiss the action against all defendants other than Seven Arts Future Flows I LLC, which is not part of the Group.  On August 9, 2011, the New York Supreme Court granted the Group’s motion and dismissed all defendants except SAFE Ltd.  in its capacity as a collateral agent, which is not a material element of Arrowhead claim.  The Group continues to believe that Arrowhead’s claims against the Group are without substantial merit.

Management has accounted for the monies collected and not remitted from the Arrowhead titles as accrued liabilities in the Group’s books and records as of June 30, 2011.

An original loan of $7,500,000 was taken from Cheyne Specialty Finance Fund LLP ($6,500,000) senior debt and Arrowhead Consulting Group Limited ($1,000,000) -subordinated debt. The Cheyne portion of the loan was acquired by SAFE Ltd for payment of $6,500,000 in April 2008, leaving a balance owed by the Group of $1,000,000 due to Arrowhead Consulting Group Limited but subordinated to the collection of $6,500,000 plus interest from certain pictures after June 30, 2008.  The $1,000,000 balance of the loan is secured with all of the income over and above the $6,500,000 plus interest from six films ( Deal, Noise, Pool Hall Prophets, A Broken Life, Mirror Wars and Boo ) as well as with a secondary security interest in certain film library assets (behind Arrowhead) and a first security interest in 321,400 shares of the Group owned by Seven Arts Pictures Inc. The Group is in litigation with the liquidator of Arrowhead Consulting Group regarding the $1,000,000 plus accrued interest and it believes this debt will never be paid due to its subordination to the senior loan.

A security interest in favor of Palm Finance Corporation ("Palm") was lodged at Companies House (the United Kingdom’s registrar of companies) in January 2008, by the Group to cover loans made by Palm to finance the films Nine Miles Down, The Pool Boys and Autopsy.  The Group entered into two senior financing loan and security agreements with Palm Finance Corp (“Palm”) to finance the production costs of The Pool Boys, Autopsy and Nine Miles Down dated May 7, 2007 and December 17, 2007. These loans are secured by the revenues to be collected from these motion pictures. The revenues so far collected have been insufficient to repay the majority of these loans, primarily as result of management’s decision to delay the release of these films. The original principal amount of the Palm loan for The Pool Boys and Autopsy are $5,500,000 including  $700,000 of accrued interest, and for Nine Miles Down was $4,000,000 including $750,000 of accrued interest. In November 2010, the Group entered into a new financing agreement with Palm extending the due date of these loans to December 31, 2011.

The lender agreed to write-off the accrued interest as of June 30, 2011, giving rise to forgiveness of debt income of $2,669,717. The outstanding balances on these loans as at June 30, 2011 were $4,910,052 (Pool Boys/Autopsy) and $ 3,176,018 (Nine Miles Down).

Subsequent to June 30, 2011, the lender sold $2,750,000 of its debt and converted 50% of the monies received to Series A preference shares in SAE Inc. (See NOTE 13 – Subsequent Events.)

On August 27, 2007, the Group borrowed $1,650,000 from Blue Rider Financial (“Blue Rider”) to pay for the domestic prints and advertising costs for the motion picture “Deal” (“Blue Rider Loan”) and arranged that the revenues due from Metro-Goldwyn-Mayer Studios Inc. (“MGM”) to the Group for the distribution of that motion picture be assigned to Blue Rider Financial as partial security for that loan.  To date the revenues paid to the Group from MGM have not yet been sufficient to repay the Blue Rider Loan.  The Group has therefore entered into an accommodation agreement with Blue Rider to redeem the loan due for $2,200,000, less approximately $812,000 of collections that have been received by Blue Rider to date from MGM.  We expect this indebtedness will be repaid from proceeds due from MGM on or before December 31, 2011.

Corporate loans

Trafalgar Loan

On October 15, 2008 the Group borrowed £1,000,000 from Trafalgar Capital Special Investment Fund (“Trafalgar”). A portion of this loan the Group advanced to the EBT for it to use as the first installment for the acquisition of all the Preferred Shares owned by Armadillo.  On September 2, 2009 the Group repaid Trafalgar $1,000,000 (approximately £698,934) as a partial payment against this loan, with the remaining balance subject to repayment in cash or convertible to the ordinary shares of the Group at the conversion terms as agreed between Trafalgar and the Group. On June 22, 2010 an amended agreement was entered into with Trafalgar for an extension of the due date of the convertible debentures to December 31, 2010, and the Group agreed to issue 340,000 ordinary shares to settle a portion of the debt. Trafalgar agreed to reduce the loan amount from the proceeds it receives from selling the 340,000 ordinary shares.  All of the 340,000 shares were sold in the market before December 31, 2010. A further amended agreement was entered into with Trafalgar for an extension of the due date of the convertible debentures to March 31, 2011, and the Group issued 425,000 ordinary shares to settle a portion of the debt.   Trafalgar agreed to reduce the loan amount from the proceeds it receives from selling the 425,000 ordinary shares. The per-share value is determined as the amount recovered by Trafalgar on sale thereof in the market and Trafalgar may “put” these shares to the Group at £1.00 per share on April 30, 2011 if not previously sold.    This put option was not exercised by Trafalgar.

Asher Loan

In May, June and September 2010, the Group issued an aggregate of $200,000 Convertible Promissory Notes to Asher Enterprises, Inc. (“Asher Notes”) that were to mature on March 11, 2011, March 17, 2011 and June 24, 2011, respectively. The Asher Notes bore interest at a rate of 8% per annum and were convertible into the Group’s ordinary shares beginning on the date which is one hundred twenty (120) days following the issuance of the Asher Notes, at the holder’s option, at the conversion rate of 60% of the market price of the lowest three trading prices of the Group’s ordinary shares during the ten-day period ending one trading day prior to the date of the conversion notice is sent by the note holders via facsimile.

The Group has identified the embedded derivatives related to the Asher Notes. These embedded derivatives included certain conversion features and reset provision. The accounting treatment of derivative financial instruments requires that the Group record fair value of the derivatives as of the inception date of Asher Notes and to fair value as of each subsequent reporting date. At the inception of the Asher Notes, the Group determined a fair value of $178,187 on the embedded derivative. The fair value of the embedded derivative was determined using the Black Scholes Option Pricing Model based on the following assumptions:

Assumption	Amount
Dividend yield:	0.0%
Volatility	133% ~ 142%
Risk free rate:	0.25% ~ 0.37%

During the year ended June 30, 2011, the Company issued an aggregate of 53,668 shares of common stock in full settlement of the $100,000 Convertible Promissory Note dated May 2010 and related interest. In addition, the Company paid remaining two Convertible Promissory Notes an aggregate of $120,000 in cash. As such, the Company recorded amortization of $178,187 as debt discount for the year ended June 30, 2011 and $32,530 loss on change in fair value of debt derivative.

Convertible Notes issued August 30, 2010

On August 30, 2010, the Group issued an aggregate of $470,000 Convertible Debt to qualified investors that matures on February 28, 2011. The Convertible Debts bear interest at a rate of 15.0% per annum and could be converted  into the Group’s ordinary shares beginning on the date which is one hundred twenty (120) days following the issuance of the Convertible Debt,  at the conversion rate of $3.75 per share, subject to certain changes, and are convertible at the option of the Group.

a)	On March 22, 2011 an additional $300,000 of convertible notes were issued to Runway Investments Ltd on the same terms as above. At the same time the original notes were extended to July 31, 2011.

b)	All $770,000 of these notes were extended on May 24, 2011 to September 30, 2011, and the conversion terms were changed as follows:

The Scarborough note’s principal and interest will convert into common stock at $0.50 per share.
For extending the maturity date until December 31, 2011, Sendero and Runway will reduce their conversion price to $0.60 per share.
For extending the maturity date until September 30, 2011, Agua Alta will reduce its conversion price to $0.75 per share.
The average conversion price of the three remaining notes is $0.64 per share.

c)	$225,000 of the Scarborough notes were converted to 507,000 shares on July 29, 2011, subsequent to year-end.

d)	$170,000 of the Agua Alta and $75,000 of the Sendero notes were converted into 1,786,374 shares on October 19, 2011.

Isaac Capital Group

On June 10, 2011, the Group borrowed $150,000 from Isaac Capital Group (“ICG”) in the form of a convertible note.   The loan is for 6 months with interest at 15% per annum. ICG will have the right to convert the Loan at any time into shares at a conversion price of 60% of the volume weighted average sale price on NASDAQ of the shares for the 10 trading days prior to the closing of the loan. There is also a closing fee of 15,000 shares on closing of the Loan.   (These shares have not yet been issued).

The maturity dates and interest rates applicable to the Group’s funded indebtedness and third party guarantees are as follows:

	Amount outstanding
	June 30,	June 30,	Applicable
Lender	2011	2010	interest rate	Status
Film and Production Loans
Arrowhead Consulting Group	$-	$1,788,904	19-23% Variable	Subordinated

Palm Finance Corporation	4,910,052	6,575,881	18% Fixed	Forbearance agreement

Palm Finance Corporation	3,176,018	4,243,835	18% Fixed	Forbearance agreement

Blue Rider Finance Inc.	813,742	1,599,813	22.5% per annum plus 4% of outstanding indebtedness for each 30 days period the indebtedness remains outstanding after December 15, 2008	Due on demand

120dB Film Finance LLC	323,000	219,000	No stated interest rate	Due on demand

Cold Fusion Media Group LLC	582,510	920,410	10% Fixed	Due on demand

Parallel Media	1,469,108	1,418,846	No stated interest rate	Due on demand

Pledged Shares	(384,000)	-

Film and Production Loans	$10,890,430	$16,766,689

Corporate Loans

Trafalgar Capital Specialized Investment Fund	$490,412	$1,176,608	9% Fixed	Forbearance agreement

Asher Enterprise, Inc.	-	150,000	8% Fixed	Due on March 11, 2011 and March 17, 2011

Lion House	263,234	207,983	30% Fixed	In default

Scarborough/Runway	853,384	-	15% fixed	Due September 30, 2011

Isaac Capital Group	148,220	-	15% fixed	Due December 10, 2011

Corporate Loans	$1,755,250	$1,534,591

Total Loans	$12,645,680	$18,301,280

The loan amounts as of June 30, 2011 and 2010, includes accrued interest of $2,233,994 and $5,238,407, respectively.

NOTE 11 - SHAREHOLDERS’ EQUITY

The following presents the Company’s authorized,  issued and outstanding shares, by class as of June 30, 2011 and 2010:

	June 30,	June 30,
	2011	2010
Authorized
6,000,000, £1 convertible, redeemable preference shares for all periods.	11,337,600	11,337,600
20,527,360 ordinary shares at £ 0.25 par value each for all periods.	9,055,719	9,055,719
20,527,360 deferred shares at £1.00 par value each for all periods	36,222,876	36,222,876
13,184,000 deferred shares at £0.45 par value each for all periods	11,636,594	11,636,594
	68,252,789	68,252,789

Issued and outstanding
£1.00 convertible, redeemable preference shares	-	-
2,643,131 ordinary shares at £.25 par value as of June 30, 2011, 1,495,460 as of June 30, 2010;	$1,121,208	$641,126
2,268,120 deferred shares of £1 as of June 30, 2011,	3,876,745	2,564,504
1,495,460 as of June 30, 2010;
13,184,000 deferred shares of £0.45 each for all periods.	11,636,594	11,636,594
	$16,634,547	$14,842,224

Convertible Redeemable Preferred Shares

During the year ended March 31, 2005, Seven Arts issued approximately £3,000,000 of convertible redeemable preferred shares to Armadillo Investments Plc (“Armadillo”) in return for 3,000,000 ordinary shares from Armadillo, valued at $5,668,800.

a)
The convertible redeemable preferred shares held by Armadillo were acquired by the Seven Arts Employee Benefit Trust (‘EBT”) on October 30, 2008 and 2,500,000 of the preferred shares were converted into 2,000,000 of the Seven Arts Pictures Plc ordinary shares on November 20, 2008.

b)
The remaining 500,000 convertible preferred shares owned by the EBT were converted into 400,000 ordinary shares of Seven Arts Pictures Plc on June 30, 2010. As of June 30, 2011 and 2010, there were no convertible redeemable preferred shares outstanding.

The terms attached to the convertible redeemable preferred shares include:

a.	no dividends,
b.	a liquidation preferred,
c.	conversion rights into ordinary shares, and
d.	redemption rights only in the event of certain defaults by Group

Ordinary Shares

On May 9, 2011, the shareholders approved a 5:1 reverse split and then the division of the new share into £0.25 ordinary share and £1.00 deferred share. All per share amounts in the financial statements have been retroactively adjusted to the earliest period presented for the effect of this reverse split.

In the  year ended June 30, 2011,  the Group issued an aggregate of 1,147,671 shares of ordinary stock comprised of:

a)	342,000 shares issued to consultants in exchange for services rendered
b)	153,000 shares issued to Trafalgar Capital Specialized Investment Fund pursuant to an amended loan agreement and 100,000 issued to Eden Corporate Finance in part payment of their debt
c)	53,668 shares issued to Asher Enterprises in exchange for conversion of notes payable in the aggregate amount of $200,000.
d)
Pledges of stock issued to SAP Inc (23,800 shares) for an insurance policy, New Moon LLC (150,000 shares) pledged against Armadillo’s debt, Palm Finance (150,000 shares) and TCA (175,000 shares) pledged against a loan of $125,000 given to the Company in March 2011 (See NOTE 12)

See NOTE 20 – Subsequent Events,  for details of shares issued subsequent to June 30, 2011.

In the year ended June 30, 2010,  the Group issued an aggregate of 110,000 shares of ordinary stock comprised of:

a)
80,000 shares issued to the EBT on conversion of 500,000 convertible preferred shares.  The EBT conversion resulted in an addition of $149,620 to the share capital account and $1,390,180 to the additional paid in capital account and a reduction of $1,539,800 in the carrying value of the preferred shares in the capital account.

b)
2,000 share options were converted to 10,000 ordinary shares by a former employee.  As the excess 8,000 ordinary shares were issued in error, a related party (SAP Inc.) has promised to advance and pledge 8,000 of its shares of Seven Arts Pictures Plc to the Group until it can arrange for the cancellation of these shares and replace with the correct shares to be issued and sent to the former employee.  As of June 30, 2010, the Group had not received these cancelled shares.

c)	20,000 shares were issued to Eden Finance to cover loan, interest and fees in April 2010.

Deferred Shares

The Group’s deferred shares issued prior to March 31, 2007 have essentially no rights for participation with income or assets of the Group other than their existing rights under ordinary share ownership. The Group has the right to purchase back and cancel the deferred shares. These shares were issued when the ordinary stock par value was reduced from £0.50 to £0.05 per share (i.e. for every £0.50 per share held the shareholder received one £0.05 ordinary share and one £0.45 deferred share.). The Group has no current plans to retire this deferred stock. The stock is treated as part of the nominal share capital valued at £0.45 per share.

The second category of deferred shares was issued on May 12,  2011 after the 5:1 reverse split when five ordinary shares with £0.25 par values were combined into one share of £1.25 par value share and then the resulting share subdivided into one ordinary share of £0.25 and one deferred share of £1.00.  These shares  have essentially no rights for participation with income or assets of the Group other than their existing rights under ordinary share ownership. The Group has the right to purchase back and cancel the deferred shares.   The stock is treated as part of the nominal share capital valued at £1.00 per share.

NOTE 12 - CONVERTIBLE DEBENTURES WITH NO REDEMPTION DATE

	As of	As of
	June 30, 2011	June 30, 2010

Convertible debentures	$3,432,450	$3,432,450

During the year ended March 31, 2005, Seven Arts issued £3,000,000, of convertible debt to Langley Park Investment Trust Plc (“Langley”) in return for 3,000,000 ordinary shares in Langley valued at approximately $5,204,000. Langley converted £1,250,000 of its convertible debenture into 1,000,000 ordinary shares in Seven Arts Pictures Plc. on March 15, 2007.  The remaining £1,750,000 ($3,432,450) of convertible debentures are convertible into a maximum of 1,400,000 ordinary shares at 4:1 conversion.

The original Langley agreement stated that the debentures were convertible at 2:1 when the original share price was £0.5 and above, increasing to 4:1 if the original share price was £0.25 or less. After the 5:1 reverse split the conversion parameters became 2:1 at £2.5 and above and 4:1 at £1.25 and below. The Group also agreed to grant Langley options to acquire the number of ordinary shares as is equal to the difference, if a positive amount, between (a) the number of ordinary shares into which the original amount of debt would have been convertible at a conversion price of £0.5, less (b) the aggregate number of the ordinary shares into which the original amount of debt has actually been converted at the date of conversion. The exercise price of the option shall be the fixed conversion price of £0.5. As of June 30, 2011, there were no such options granted.

The Convertible debentures bear no interest, are entitled to a liquidation preferred ahead of ordinary and preferred shareholders, are convertible into ordinary shares. There is no due date or required due date on the Group’s Debentures. The Debentures rank junior to all the Group’s indebtedness and senior only to its ordinary and preferred shares; accordingly these debentures have accounted for as equity transactions.

NOTE 13 -  DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

Financial instruments

The Group’s financial instruments comprise cash balances, items such as trade receivables and trade payables that arise directly from its operations, convertible loan notes, convertible redeemable preference shares and loans taken out from banks and other third parties.  Financial instruments such as investments in, and advances to, subsidiary undertakings including short-term receivables and payables have been offset in the consolidation.

The Group relies on loans taken out from banks and other third parties to fund its investment in the production of motion pictures and to minimize the liquidity risk that it faces. The strategy in relation to these loans is to minimize the interest rate and to maximize the flexibility of repayment terms.  The reliance on loans to provide finance is clear from the significant balances included within loans payables at the period end and the extent to which favorable terms have been achieved on these loans is indicated in the disclosures below.

The main risks arising from the Group’s financial instruments are foreign currency risk, interest rate risk, liquidity risk, credit risk and price risk.

Foreign currency risk

The Group receives distribution income from overseas, normally in US Dollars. Consequently, its trade receivables are largely denominated in US Dollars. It also maintains a significant part of its cash in US Dollars.  The Group’s exposure to exchange rate fluctuations is currently deemed to be low, since the majority of its liabilities are also denominated in US Dollars. Therefore, the Group does not hedge against this risk.

Transactions in GB Pounds are in the opinion of Management either immaterial or outside the ordinary course of business and therefore there is no policy for mitigation of risks associated with conversion of GBP to USD.

An analysis of the monetary assets of the Group as of June 30, 2011, showing the amount denominated in each currency, is as follows:

	GBP	USD	Total

Trade receivables	$-	$431,891	$431,891
Prepayments	1,369,399	231,843	1,601,242

Assets	$1,369,399	$663,734	$2,033,133

Trade payables	$1,964,776	$604,499	2,569,275
Accrued liabilities	371,051	2,011,865	2,382,916
Participation and residuals	-	503,187	503,187
Corporate loans	1,766,158	-	1,766,158
Film and production loans	-	10,949,675	10,949,675
Deferred income		311,880	311,880
Taxes payable	366,237	-	366,237

Liabilities	$4,468,222	$14,381,106	$18,849,328

Liquidity risk

Management monitors liquidity risk regularly by way of preparing cash flow forecasts and ensuring that adequate loan facilities are in place prior to the commencement of principle photography for any film.

Credit risk

The Group has a large number of customers, primarily sub-distributors who are located all over the world. Certain of these customers are large and well-known companies and these are not generally regarded as presenting a credit risk.  However, certain of the smaller customers are considered to be a potential credit risk, and the Group manages such risk to the extent possible by maintaining regular contact with those customers who owe the Group money.

Economic dependence

During the year ended June 30, 2011, revenue from two major customers approximated $714,681 and $149,000, or 26% and 5%, respectively, of film revenues. Accounts receivable due from these two customers approximated $0 and $0, respectively, of the total accounts receivable at June 30, 2011.

During the year ended June 30, 2010, revenue from two major customers approximated $1,020,000 and $518,000, or 52% and 26%, respectively, of film revenues. Accounts receivable due from these two customers approximated $212,000 and $518,000, or 14% and 35%, respectively, of the total accounts receivable at June 30, 2010.

During the year ended June 30, 2011, 100% of fee related revenue in the amount of $570,029 was generated through  SAPLA, all of which  has been paid to the Group.

During the year ended June 30, 2010, 100% of fee related revenues in the amount of $4,442,919 was generated through  SAPLA, $3,288,191 of which  has been paid to the Group (see note 2).  Overall receivable due from SAPLA (including SAPLOU Equicap) through the related parties  accounts was approximately $2,473,000 at June 30, 2010, and reflected in Due From Related Parties.

There was no supplier in any of the periods reported who accounted for more than 10% of the Company’s expenditures during the years ended June 30, 2011 and 2010.

Price risk

The Group manages the risk of goods and services being obtained at a higher than necessary price by ensuring that all purchases above a certain value are authorized by a Director prior to the purchase order being placed.

Production and corporate loans are included in the Group's balance sheet as financial liabilities.  Production loans of $10,890,430 as of June 30, 2011 are all denominated in US Dollars; corporate loans of $1,755,250 are denominated in both USD and  GBP. The bank overdraft in June 30, 2011 was denominated in Pounds Sterling.

The analysis of notes payable  is as follows:

	Year ended	Year ended
	June 30,	June 30,
	2011	2010

Fixed and variable rate - production and corporate loans	$10,826,572	$16,663,434
No stated interest - production loans	1,819,108	1,637,846

Total financial liabilities	$12,645,680	$18,301,280

The fixed rate financial liabilities have fixed interest rates for the entire term of each loan.  The weighted average interest rate of these fixed rate liabilities on the production loans was 11.0% for the year ended June 30, 2011 and 12.2% for the year ended June 30, 2010.

Those loans where no interest was payable were all loans made to fund the production of motion pictures that were repayable from the proceeds of each motion picture in accordance with a defined payment schedule.  The period over which these loans are repayable, therefore, depends on the performance of each motion picture.

The financial assets of the Group are cash balances held on deposit with banks. As of June 30, 2011, the Group had only nominal cash balances. Such deposits earn interest at the relevant bank interest rates, which are generally fixed.

The fair value of all the financial assets and liabilities of the Group are considered to be equal to their stated value due to the short-term nature.

The Group has recorded the fair value of the derivative liabilities at fair value with changes in the value of the derivatives accounted for as gain or loss on derivative liabilities. As described in Note 12, as of June 30, 2011, the Group measured fair value of its derivative liabilities at approximately $0, using unobservable, Level 3  inputs.

NOTE 14 – SHARE BASED PAYMENTS

The Group accounts for share based payments in accordance with ASC 718 (“Accounting for Stock Compensation”) using a fair value based method whereby compensation cost is measured at the grant date based on the value of the services received and is recognized over the service period.   The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued.   In calculating this fair value, there are certain assumptions used such as the expected life of the option, risk-free interest rate, dividend yield, volatility and forfeiture rate.  The use of a different estimate for any one of these components could have a material impact on the amount of calculated compensation expense.

The numbers of stock options granted by the Group, by period,  are as follows:

	Year Ended	Year Ended
	June 30,	June 30,
	2011	2010
Outstanding at beginning of period	43,500	51,500
Granted	120,000	-
Exercised		(2,000)
Cancelled or expired	(27,500)	(6,000)

Outstanding at end of period	136,000	43,500

120,000 and 0 options were issued during the years ended June 30, 2011 and  2010, respectively.

The following presents the inputs used by the Group in the Black Scholes valuation model for the new options issued in the periods presented:

	Year Ended	Year Ended
	June 30,	June 30,
	2011	2010
Risk-free interest rate	5%	5%
Expected option lives (in years)	3 years	3 years
Expected volatility for options	207%-238%	207%-238%
Expected dividend yield	0%	0%
Forfeiture rate	0%	0%

All shares are vested upon the grant date the Group recognized share-based compensation expense of $ 87,026 and $0 in the years ended June 30, 2011 and  2010.     There was no income tax benefit recognized in the statements of operations for share-based compensation arrangements during any periods presented herein.  Under standard applicable UK tax rules, the Group is not entitled to any tax benefit for such share-based compensation arrangements.

The weighted average exercise price of the share options outstanding at June 30, 2011 is $1.97 per share.  The weighted average remaining exercise period of these options is approximately 12 months.

Employee options

	Options Outstanding			Options Exercisable
			Weighted		Weighted
		Weighted	Average		Average
		Average	Exercise		Exercise
Range of	Number of	Remaining	Price of	Number of	Price of
Exercise	Shares	Contractual	Outstanding	Shares	Exercisable
Prices	Outstanding	Life (years)	Options	Exercisable	Options
$7.30	4,000	0.17	7.30	4,000	7.30
$7.70	12,000	0.35	7.70	12,000	7.70

Non-employee options

	Options Outstanding			Options Exercisable
			Weighted		Weighted
		Weighted	Average		Average
		Average	Exercise		Exercise
Range of	Number of	Remaining	Price of	Number of	Price of
Exercise	Shares	Contractual	Outstanding	Shares	Exercisable
Prices	Outstanding	Life (years)	Options	Exercisable	Options
$2.00	20,000	1.6	$2.00	20,000	$2.00
$1.00	100,000	2.3	$1.00	100,000	$1.00

NOTE 15 – RELATED PARTY TRANSACTIONS

Employment Agreement

The Group engaged Kate Hoffman as an employee and director, who is the daughter of Peter Hoffman, the Chief Executive Officer. The Group has an employment agreement with Kate Hoffman pursuant to which she will act as Chief Operating Officer ad infinitum at a current salary of £52,000 ($85,000) per year plus bonuses and expenses. Ms. Hoffman’s contract contains a non-compete clause whereby she is excluded from competing against the Group for 6 months following the date of her termination. She currently does not have any share options or shares in the Group.

Affiliated and Related Party Agreements

Upon acquisition of control of the Group by Seven Arts Pictures Inc. (“SAP Inc.”) in September 2004, Seven Arts Pictures Plc. entered into an agreement with Seven Arts Pictures Inc. under which Seven Arts Pictures Inc. provided the services of Peter Hoffman for the amount of his contracted salary as well as the direct costs of the Los Angeles office and staff of Seven Arts Pictures Inc.   SAP Inc. is a related party by virtue of it being majority owned by Peter Hoffman, the Group’s Chief Executive Officer and Director, and his wife, Susan Hoffman.

Certain affiliates controlled by Mr. Hoffman are entitled to be reimbursed by the Group for general overhead incurred by each to conduct business for the Group.    Amounts are approved by the Group and then to be reimbursed for certain third party costs on motion pictures controlled by the Group and to be indemnified for loss costs or damages arising from the conduct of the Group’s business if approved by the Group. The Group has the right to control through management all material decisions  of all affiliates controlled by Mr. Hoffman to the extent such decisions have any material effect on the Group’s business or results of operations.

Peter Hoffman controls several companies that are not part of the Group but from which it obtains or transfers distribution rights or other assets related to the business and which control production of the motion pictures. The agreements with Mr. Hoffman, and the companies controlled by him;  provide that all revenues related to the Group’s business payable to Mr. Hoffman or any of these related party companies is due to the Group, except Mr. Hoffman’s salary, bonus and stock ownership.

Pursuant to an inter Group agreement, SAP Inc. also, from time to time, holds ownership of limited liability corporations in the United States, with all distribution rights and profits thereof being due to SAFE Ltd.   In addition, they also provide other services for PLC and SAFE Ltd. At no fee other than Mr. Hoffman’s salary and the direct third party costs of the Los Angeles office.   These other services are any reasonable requests of the management of the Group including accounting services, audits of distribution statements, collection of accounts receivable, supervision of production of motion pictures and similar day-to-day aspects of the Group’s business.

SAP Inc. has, from time to time, made non-interest bearing advances to the Group and SAFE Ltd, when the Group has not been able to collect amounts due from third party receivables in time to meet payments required to creditors.  Any such advances that have been made by SAP. Inc. have been made solely for working capital purposes.

Pursuant to the inter Group agreements, the Group earned $551,672 from distribution of the Group’s motion pictures during the year ended June 30, 2011. The Group is obligated to pay these funds to SAPLA which is a Louisiana limited liability company controlled by SAP Inc.  SAP Inc. would then be obligated to return the funds to the Group. These obligations have been offset in the Group’s books of account and the Group has recorded the amounts earned as described above.

The Group has from time to time made and received advances from and to Seven Arts Pictures Inc., Seven Arts Future Flow I LLC and various Louisiana limited liability companies referred to above, where the advances from and to these related parties do not bear interest.  The balances of these combined accounts as of June 30, 2011 were $2,725,974 and $3,021,184 on June 30, 2010.

Apollo Media

Together with SAP Inc, the Group entered into a settlement agreement, dated September 30, 2006, with ApolloMedia GmbH & Co. Film produktion KG (“ApolloMedia”) related to a dispute regarding amounts ultimately payable to ApolloMedia from distribution of the motion picture Stander and one of our subsidiaries’ assumption of indebtedness of approximately $2,000,000 related to Stander.   The Settlement Agreement fully releases the Group from any liability to ApolloMedia in exchange for a payment of $1,800,000 to be made by SAP Inc (of which $175,000 has been paid). In connection with the SAP Inc’s payment obligation of the settlement amount to ApolloMedia, the Group issued 700,000 ordinary shares to SAP Inc. which SAP Inc immediately pledged to ApolloMedia to secure SAP Inc’s obligations under the settlement agreement. SAP Inc has agreed that it will (1) return to the Group all ordinary shares in excess of 400,000 not necessary to satisfy SAP Inc’s obligations to ApolloMedia and (2) deliver to the Group from SAP Inc’s ordinary shares, any ordinary shares in excess of 400,000 in fact sold by SAP Inc to satisfy the indebtedness to ApolloMedia under the settlement agreement.  The shares pledged to ApolloMedia will be sold by Apollo as necessary for ApolloMedia to derive net proceeds of $1,625,000, ($1,800,000 less $175,000) and any pledged shares remaining after such sale will be returned to the Group.

Relationship with Seven Arts Pictures Louisiana LLC (“SAPLA”)

The Group license distribution rights to pictures controlled by them to its affiliate, SAPLA which perform distribution services for their motion pictures. All fees payable to SAPLA are subject to the agreements with Mr. Hoffman and his affiliates described above.

The Company entered into a distribution agreement with SAPLA (subsequently assigned by SAPLA to Seven Arts Pictures Louisiana (Equicap) LLC (“SAPLA Equicap”)) pursuant to which the Group granted SAPLA the right to distribute  motion pictures in return for a distribution fee of 20% of the revenues generated from these films, SAPLA and SAPLA Equicap are obligated under the related party agreements described above to pay and has permitted the Group to retain 100% of all such distribution fees.

SAPLA entered into a Credit Agreement with Advantage Capital Community Development Fund LLC dated October 11, 2007 for the acquisition and improvement of a production and post-production facility located at 807 Esplanade Avenue in New Orleans, Louisiana for aggregate principal advances of up to $3,700,000.  This agreement was guaranteed by the Group. Approximately $3,700,000 has been drawn under the terms of this Credit Agreement, as of June 30, 2011 and 2010.

The Group has entered into a new financing agreement with Palm Finance in November 2010 to refinance the existing indebtedness secured by our production and post-production facility in New Orleans, Louisiana under which Palm has acquired the existing credit facility of $3,700,000 plus accrued interest of our affiliate SAPLA for $1,000,000 and agreed to advance an additional $1,800,000 to complete renovation and construction of this facility. Palm’s advance and interest at the rate of 15% per annum are due and payable within five years and are secured by the property at 807 Esplanade Avenue in New Orleans (“Property”) and Louisiana film infrastructure and historical rehabilitation credits, as well as Federal historical rehabilitation credits (“Credits”) associated with the Property. As part of this agreement the Group has entered into an agreement with Palm extending the due date of the loans on American Summer, Autopsy and Nine Miles Down to December 31, 2011.

Upon commencement of business of SAPLA’s production and post-production facility in New Orleans, Louisiana, SAPLA and an affiliate, Seven Arts Filmed Entertainment LLC (“SAFE LA”) will be the lessee of those facilities and under the related party agreement all profits of SAFE LA if any will be returned to the Group under the agreements with Mr. Hoffman and his affiliates.

Investigation into Claim for Tax Credits (SAPLA)

The US Attorney in New Orleans is investigating claims for Louisiana film infrastructure tax credits including such tax credits to be claimed by an affiliate of the Group, Seven Arts Pictures Louisiana LLC. This investigation appears to include investigation as to whether certain expenses claimed by this affiliate were improper or fraudulent. All such claimed expenses were audited by independent auditors and reviewed by counsel. None of these expenses or credits have been included in the Group’s financial statements for any period. Management believes that this investigation will have no material adverse effect on the Group’s operations or the total tax credits to be received by the Group’s affiliates, but could result in charges against current or former employees of this affiliate based on prior audits, including Mr. Hoffman.

Loan to Gone to Hell from Palm Finance

Together with SAP Inc, the Group guaranteed a $4,000,000 loan on December 17, 2007 between Palm Finance Corporation (“Palm”) and Gone To Hell Ltd., a company controlled by the Chief Operating Officer and Director Kate Hoffman, in exchange for the distribution rights to the movie, Nine Miles Down. The loan was made exclusively to finance the motion picture Nine Miles Down and is secured by the distribution rights to that motion picture.  The loan carries an annual rate of interest of 15% and became due on June 30, 2009. The Group has entered into a forbearance agreement with Palm in extending the due date of this loan to December 31, 2011.

 Loan from Cold Fusion

The Group entered into a loan and security agreement dated January 15, 2009 for $750,000, together with SAP Inc. and certain limited liability companies controlled by SAP Inc. in connection with the production of the motion picture Night of the Demons (“NOTD”).  The Group guaranteed the loan in exchange for the distribution rights to the picture. The loan was made to the Group to finance NOTD and is secured by the distribution rights to NOTD.  The loan bears interest of ten percent (10%) per annum.  The loan became due on  March 31, 2010 and is being repaid from distribution revenues of NOTD. At June 30, 2011, the balance due to Cold Fusion amounted to $582,510 including unpaid accrued interest.

Employee Benefit Trust

The Group engaged Smith and Williams Trustees (Jersey) Limited to set up an Employee Benefit Trust ("EBT") in December, 2008.  The Trust is a significant shareholder of the Group and controlled by the Trustees. The EBT entered into an agreement to purchase the 3,000,000 convertible preferred shares held by Armadillo Investment Trust ("Armadillo") for £1,500,000, to be paid in three equal installments of £500,000, and the return of the 1,600,000 ordinary shares in Armadillo owned by the Group, valued at £800,000 for an aggregate purchase price of £2,300,000. The agreed upon purchase price was to be loaned to the EBT by the Group at a nominal interest rate and, to date, the Group has advanced £500,000 as the first of three equal installments, together with the 1,600,000 ordinary shares of Armadillo, valued at £800,000 in the Group’s books, to the EBT which has paid them over to Armadillo. The Group has guaranteed the EBT’s remaining debt of £1,000,000 representing the second and third installments, but has not yet advanced these amounts. The EBT has repaid £582,604 ($1,039,946) of the £1,300,000 in the year ended June 30, 2011 by selling ordinary shares owned by the EBT to creditors of the Group. The Group charged interest of $44,822 to the EBT during the year ended June 30, 2011. The total balance due from the EBT to the Group as at June 30, 2011 was $1,237,417.

NOTE 16 – COMMITMENTS AND CONTINGENCIES

Acquisition of Big Jake Music

On September 29, 2011, the Company entered into a definitive agreement to acquire of all of the capital stock of Big Jake Music ("BJM"), a newly formed record and multi-media entertainment company, for $5,000,000 of convertible preferred stock, convertible into common stock at a premium to the market price at closing, and which is subject to restricted holding periods.  BJM will also release soundtracks of Seven Arts films, including Night of the Demons (a film released in October 2010) and The Pool Boys (a film released in October 2011).

Creditors Liquidation of SAP Plc.

PLC was placed into compulsory liquidation on November 8, 2011 by the English Companies Court.   The Company’s CEO, Mr. Peter Hoffman, as a director of PLC had sought an administration order but this request was denied by the Courts as a result of inter alia the opposition of Parallel Pictures LLC (‘Parallel’). The creditors are likely to be invited to appoint a licensed insolvency practitioner as liquidator.  The role of a liquidator is to realize a company’s assets for the benefit of the creditors and shareholders.  Mr. Hoffman expects that the liquidator and PLC will pursue its substantial claims against Parallel and its defenses to Parallel’s claims. Parallel has claimed in the proceedings in England and the United States that the Asset Transfer Agreement between the Company and PLC was ‘fraudulent’ and may seek additional compensation or guarantees from Company. Management believes that the Asset Transfer Agreement is a valid agreement for value and not subject to attack and that Parallel will not prevail in its claims.  Management believes it has the support of its creditors to resist these claims by Parallel which are disputed by the Company and as a result Parallel will not obtain any relief from the courts on this issue.

807 Esplanade Guarantee

Seven Arts Pictures Louisiana LLC, a related party of the Company, entered into a Credit Agreement with Advantage Capital Community Development Fund LLC dated October 11, 2007, for the acquisition and improvement of a production and post-production facility located at 807 Esplanade Avenue in New Orleans, Louisiana for aggregate principal advances of up to $3,700,000.  This agreement was guaranteed by the Company’s predecessor. Approximately $3,700,000 has been drawn under the terms of this Credit Agreement, as of June 30, 2011.  The Company has also guaranteed this amount.

There is a $1,000,000 guarantee of a note due to Armadillo by the Employee Benefit Trust resulting from the purchase back of the Seven Arts preferred shares from Armadillo.

Fireworks Litigation

The Group prevailed in a motion for summary adjudication on February 10, 2011 in an action against  CanWest Entertainment and two of its affiliates (“CanWest”) confirming the Group’s ownership of  five motion pictures “Rules of Engagement ”, “An American Rhapsody,” “Who Is Cletis Tout,” “Onegin,” and “The Believer”, (the “Copywrights”). The Group has filed an action in England against Content Media Corporation (“Content”) and Paramount Picture Corp.(“Paramount”) to recover the Copyrights and substantial damages for the use of the copywrighted works after their purported acquisition from CanWest.The Group has also filed suits against Content and Paramount in the Unites States for collateral damage for copywright infringement against Paramount for use of copywright. The Group may incur up to $200,000 in legal expenses to pursue this claim but expects to recover those fees from Content.

Jones Film

The Group, its subsidiary Seven Arts Filmed Entertainment Limited, and a related party, SAP Inc, were the subject of an arbitration award of approximately $900,000 against them for legal fees and interest thereon relating to an ongoing dispute regarding a participation in the motion picture entitled 9 ½ Weeks II, even though the arbitration found no additional sums due to the complaining party, and potential loss of further distribution rights in this motion picture.  The Federal District Court enforced this arbitration award, and the Group is seeking relief from that decision.  The Group has accrued for the liability in the amount of $800,000 including approximately $100,000 of accrued interest as of June 30, 2011. The remaining interest, costs and fees have been guaranteed by SAP Inc., a related party.

Arrowhead Target Fund

Seven Arts Future Flow I (“SFF”), a limited liability Group owned by SAP Inc., one of the Group’s controlling shareholders and a Group controlled by Mr. Hoffman, obtained financing from the Arrowhead Target Fund, Ltd. (“Arrowhead”) of approximately $8,300,000 (the “Arrowhead Loan”).  The Group secured the Arrowhead Loan with liens on 12 motion pictures that generated revenues of $820,026 in the year ended June 30, 2009, $2,739,800 in the year ended March 31, 2008.   The Group’s only liability is to repay the Arrowhead Loan from the proceeds of the film assets pledged against the Arrowhead Loan. The Group is not required to repay the Arrowhead Loan from any of its other assets or revenues.

The Arrowhead Loan became due in February 2009 and SFF has not paid the outstanding principle and interest due.   Arrowhead has the right to foreclose on the pledged film assets, but has not done so at the present time. SFF has received a default notice to this effect and as a result Arrowhead is now collecting directly all sums receivable by the Group with respect to these motion pictures, and has appointed a new servicing agent for these motion pictures with the result that the Group no longer controls the licensing of these motion pictures. Failure to repay or refinance the Arrowhead Loan could result in a material disposition of assets through the loss of the Group’s rights to the twelve motion pictures and related loss of revenues in amounts that are difficult to predict.

As a result of the foregoing, the Group has removed all assets accounts relating to the twelve motion pictures pledged to Arrowhead and has removed the corresponding limited recourse indebtedness from the Group’s consolidated balance sheet at fiscal year ended June 30, 2009, due to the fact that the loan was a limited recourse loan and the Group had no further obligations to Arrowhead beyond the pledged film assets.

Arrowhead filed an action on September 22, 2010 which seeks recovery from the Group of the monies which the Group has retained under its interpretation of the relevant agreements with Arrowhead. In addition, Arrowhead makes substantial additional claims against the Group, Mr. Hoffman and Seven Arts Pictures Inc. regarding claimed breaches of the terms of the operative agreements, including failure to properly account, failure to turn over materials, failure to remit monies collected, and similar matters. The claims against the Group for these breaches of warranties for damages are $8,300,000 although Arrowhead states no basis for this amount.

The Group had moved to dismiss the action against all defendants other than Seven Arts Future Flows I LLC, which is not part of the Group.  On August 9, 2011, the New York Supreme Court granted the Group’s motion and dismissed all defendants except Seven Arts Filmed Entertainment Limited in its capacity as a collateral agent, which is not a material element of Arrowhead claim.  The Group continues to believe that Arrowhead’s claims against the Group are without substantial merit.

Arrowhead Capital Partners – AGC Loan

The Group and several affiliates were named as defendants in an action by Arrowhead Capital Partners Ltd filed in the Supreme Court of New York County of New York State purportedly served on May 24, 2010, seeking to collect $1,000,000 plus interest (the “ACG Loan”) due to Arrowhead Consulting group LLC (“ACG”) as well as foreclosure on the collateral granted as part of the Cheyne Loan described above in NOTE 12 under “Production Loans”. The ACG Loan is fully subordinated to repayment of the Cheyne Loan, which has not been repaid, and a subsidiary of the Group has been assigned all Cheyne’s rights under the subordination provision of the Cheyne Loan. As a result Management does not believe that ACG has the right to maintain this action to collect any monies or to foreclose on any collateral pursuant to the Cheyne Loan. The Group intends to vigorously defend against this action and has filed a motion for summary judgement to dismiss this action.

Silverback – Hungarian co-producer

The Group has obtained a final judgment from the Queen’s Bench in England for approximately $300,000 erroneously converted to fees by a Hungarian co-producer on the motion picture Nine Miles Down. The Group is seeking to collect these fees back through enforcement by Hungarian courts and currently a bailiff has been appointed to collect the monies due in Hungary. The incorrectly appropriated fees have been included in the film asset in prior years. Capitalized film costs will be reduced upon collection of these fees.

Stonewood/Nine Miles Down

A settlement agreement for $250,000 has been reached with the liquidators of Gone to Hell (“GTH”) the production company for Nine Miles Down. The main beneficiaries of the GTH liquidation are Stonewood; owned by the director of GTH and SAP INC for an action it took against the liquidator for interfering in the free distribution of the film. The debt to the liquidation is fully insured but only to the amount that is not payable back to SAP INC and Stonewood as they are the insured parties. The Group has guaranteed the legal costs of this action to make sure it releases the distribution rights to the movie. The Group has accounted for the legal expenses incurred related to this litigation by capitalizing them into film assets in the value of $200,000 as of June 30, 2011, due to the fact that these are direct expenditures  to this particular film.

Zeus VAT

The Group believes that the accrual of the VAT input refund or output VAT tax with respect to the Zeus transaction is highly uncertain.  Her Majesty’s Customs and Revenue (“HMRC”) raised issues regarding the Zeus transaction as early as May, 2008, and has made no determination regarding any of the inputs or outputs of VAT with respect to the Zeus transaction through today.  The situation is still unresolved in that HMRC has not made a VAT refund to the 17 companies formed by investors in the Zeus transaction (“SAFCO’s”) of the output VAT tax charged by Seven Arts on the supplies made for the SAFCO’s and declared on the Group’s VAT return filed in 2008 and in that HMRC has taken no steps to enforce the collection of the output VAT tax as declared by the Group, as an internal “hold” has been placed on collection by HMRC.  Until and unless this interest is lifted, HMRC will take no action to enforce the collection of the VAT output tax declared by the Group. The amount of VAT at issue is approximately £23,000,000 ($35,000,000) which would be both the amount owed by the Group to HMRC and the amount due to the Group from the SAFCO’s as their refund from HMRC. The collection department of HMRC has stopped the collection of the VAT due from the Group, and to date no notices of interest  have been received. The Group does not expect any penalties or fees will result from the VAT related to the Zeus transaction, accordingly no accrual of interest or penalties have been accrued as of June 30, 2011.

The Group acquired the SAFCO’s as part of the Zeus transaction described above in May, 2009. The SAFCO’s are not consolidated into the Group as the Group still does not have control of the bank accounts and the accounting records. The Group has instructed counsel to liquidate the SAFCO’s under the applicable laws of the United Kingdom.

One of the Group’s affiliates filed an action against Zeus Partners Limited and two of its executives for indemnity in relation to Value Added Tax due with respect to the Zeus Transaction.  The purpose of this action is to protect the Group’s rights with respect to any potential liability to the Group with respect to Value Added Tax arising out of the Zeus Transaction.

Investigation into Claim for Tax Credits (SAPLA)

The US Attorney in New Orleans is investigating claims for Louisiana film infrastructure tax credits including such tax credits to be claimed by an affiliate of the Group, Seven Arts Pictures Louisiana LLC. This investigation appears to include investigation as to whether certain expenses claimed by this affiliate were improper or fraudulent. All such claimed expenses were audited by independent auditors in Louisiana and reviewed by counsel. None of these expenses or credits have been included in the Group’s financial statements for any period. Management believes that this investigation will have no material adverse effect on the Group’s operations or the total tax credits to be received by the Group’s affiliates, but could result in charges against current or former employees of this affiliate based on prior audits, including Mr. Hoffman.

Director’s Service Contracts

SAP Inc. has an employment agreement with Peter Hoffman pursuant to which he will act as the Group’s Chief Executive Officer (“CEO”) until December 31, 2013. Upon acquisition of control of Group, it entered into a contract with SAP Inc. to secure Mr. Hoffman's services solely to the Group as CEO.  In connection with that employment agreement,  Mr. Hoffman has been granted:

•	the right to sole responsibility for creative and business decisions regarding motion pictures we develop and produce,
•	a right of first refusal to produce remakes, sequels or prequels of motion pictures produced by Mr. Hoffman and acquired by the Group or any motion picture produced by the Group during his employment,
•	an annual salary of $500,000 per year plus bonuses, expenses and a signing option and
•
a right upon termination without cause to a lump sum payment of approximately $1,500,000, an assignment of all projects in development during the term of his employment and any amounts due upon such compensation as an excise tax.

The Group has an employment agreement with Kate Hoffman pursuant to which she will act as Chief Operating Officer ad infinitum at a salary of $85,000 (£52,000) per year plus bonuses and expenses. Ms. Hoffman’s contract contains a “non-compete’ clause pursuant to which she will be excluded from competing against the Group for 6 months following the date of her termination.

The Group has an employment agreement with Elaine New pursuant to which she will act as an executive director and Chief Financial Officer ad infinitum at a salary of $225,000 (£150,000) per year plus bonuses and expenses. Ms. New’s contract contains a “non-compete’ clause pursuant to which she will be excluded from competing against the Group for 6 months following the date of her termination.

All of the employment agreements grant us a right to injunctive relief if the respective employee breaches the agreement.  With the exception of Ms. Hoffman’s and Ms. New’s agreements, the employment agreements do not contain “non-compete” clauses.

Parallel Action

On June 28, 2011, PLC filed an action in the High Court of England against Parallel Media LLC (“Parallel”) to collect sums due to PLC with respect to acquisition of distribution rights in Russia to four motion pictures and to confirm Parallel’s obligations under both a signed and unsigned investment agreement with respect to the motion picture project Winter Queen. On the same day Parallel filed a petition to wind up and liquidate PLC in the Companies Courts of England based on its claim of repayment of $1,000,000 of investment made by Parallel in Winter Queen.  On September 19, 2011, Parallel filed a new action against PLC and SAE in the Superior Court of California, asserting the same claims as in the winding up petition and seeking to enjoin the proposed administration proceedings in England. A request for a preliminary injunction was denied by the Superior Court.

HMRC Investigation

On July 19, 2011 Officers of Her Majesty’s Revenue & Customs (“HMRC”) attended the offices of PLC in London.  Documents were retained appertaining to arrangements involving the subscription for shares in a number of companies which had lost value, resulting in subscribers making claims to tax relief.

PLC’s participation in these transactions was limited to the transfer of rights to certain motion pictures to the investors in return for their investments in the production and release costs of those pictures and making available   the provision of loans to fund a portion of those investments.  PLC received no tax benefits from the transactions, which were made on arms-length terms. PLC believes that it is not a subject of the HMRC investigation.

In connection with the transactions, PLC did not make any representations or warranties to any party, including the investors, regarding any potential tax benefits related to the transactions. Prior to the closing of the transactions  the  investors obtained and made  available to the Company, an opinion of prominent Queen’s counsel, specializing in United Kingdom tax laws, that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws. PLC remains confident that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws.

Asset Transfer Agreement

On June 11, 2010,  Seven Arts Entertainment,  Inc. (“SAE”), a Nevada Corporation, was formed and became a 100% owned subsidiary of Seven Arts Pictures Plc.  The Company entered into an Asset Transfer Agreement, as amended on January 27, 2011 and again on August 31, 2011, to transfer all of the assets with a cost basis from PLC to SAE, in exchange for assumption by SAE of certain indebtedness and for one share of common stock of SAE for each ordinary share of PLC which have been distributed to shareholders. Additionally, 2,000,000 shares of SAE were issued to PLC in order to satisfy any remaining obligations.  This transfer was approved by the PLC shareholders at an Extraordinary General Meeting on June 11, 2010.  The purpose of this transfer was to eliminate our status as a foreign private issuer and to assume compliance with all obligations of a domestic issuer under all applicable state and Federal securities laws.  Management’s intention in executing this transaction was to redomicile the business with no change in the economic interests of the shareholders.

Effective at the opening of trading on September 1, 2011, Seven Arts Entertainment Inc. ("Seven Arts" or “SAE”) was substituted for the NASDAQ listing of Seven Arts Pictures PLC ( the "Company").  On that date, each of the Company’s ordinary shares was exchanged for one share of common stock of SAE, which commenced trading on NASDAQ as the successor to the Company’s NASDAQ listing.  SAE’s new CUSIP number is 81783N102 and its trading symbol will remain SAPX.

Guarantees and Pledges

Guarantee of the Advantage Capital Loan

SAPLA, a related party of the Group, entered into a Credit Agreement with Advantage Capital Community Development Fund LLC dated October 11, 2007 for the acquisition and improvement of a production and post-production facility located at 807 Esplanade Avenue in New Orleans, Louisiana for aggregate principal advances of up to $3,700,000.  This agreement was guaranteed by the Group. Approximately $3,700,000 has been drawn under the terms of this Credit Agreement, as of June 30, 2011.   The Group has guaranteed this amount.

Guarantee of the £1,000,000 due to Armadillo by the EBT

As discussed in NOTE 1, PLC is a guarantor on the £1,000,000 due to Armadillo by the EBT.

NOTE 17 – OPERATING LEASE COMMITMENTS

During the years ended June 30, 2011 and  2010,  the Group had no operating lease commitments.    Both office facilities are operating under month to month agreements.   Rent expense is approximately $4,500 a month for the Los Angeles office and $6,500 a month in London.

NOTE 18 – FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash, accounts receivable, accounts payable and other accrued expenses and other current assets and liabilities are carried at amounts which reasonably approximate their fair values because of the relatively short maturity of those instruments.

ASC 820, “Fair Value Measurements and Disclosures”, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC 820 are described as follows:

Leve l 1 - Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Leve l 2 - Inputs to the valuation methodology include:

• quoted prices for similar assets or liabilities in active markets;
• quoted prices for identical or similar assets or liabilities in inactive markets;
• inputs other than quoted prices that are observable for the asset or liability;
• inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Leve l 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The preceding method described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.    As of June 30, 2011 and 2010,  all of the Company’s assets and liabilities were considered current and due to the short maturity the carrying amounts are considered to approximate fair value.

NOTE 19 – RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued guidance intended to achieve common fair value measurements and related disclosures between U.S. GAAP and international accounting standards. The amendments primarily clarify existing fair value guidance and are not intended to change the application of existing fair value measurement guidance. However, the amendments include certain instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This guidance is effective for the periods beginning after December 15, 2011, and early application is prohibited.   The Company will adopt these amendments on January 1, 2012; however, the requirements are not expected to have a material effect.

NOTE 20 – SUBSEQUENT EVENTS

On June 11, 2010,  Seven Arts Entertainment,  Inc. (“SAE”), a Nevada Corporation, was formed and became a 100% owned subsidiary of Seven Arts Pictures Plc.  The Company entered into an Asset Transfer Agreement, as amended on January 27, 2011 and again on August 31, 2011, to transfer all of the assets with a cost basis from PLC to SAE, in exchange for assumption by SAE of certain indebtedness and for one share of common stock of SAE for each ordinary share of PLC which have been distributed to shareholders. Additionally, 2,000,000 shares of SAE were issued to PLC in order to satisfy any remaining obligations.  This transfer was approved by the PLC shareholders at an Extraordinary General Meeting on June 11, 2010.  The purpose of this transfer was to eliminate our status as a foreign private issuer and to assume compliance with all obligations of a domestic issuer under all applicable state and Federal securities laws.  Management’s intention in executing this transaction was to redomicile the business with no change in the economic interests of the shareholders.

As of January 27, 2011,  net assets with a book value totaling approximately $7,200,000 plus convertible debentures with no redemption date, which are accounted for as equity, were transferred to SAE in accordance with the asset transfer agreement.

On August 31, 2011, NASDAQ approved the substitution of one share of SAE, Inc. stock for the Company's NASDAQ listing, effective at the opening of trading on September 1, 2011.   On that date, each of the Company's ordinary shares were exchanged for one share of common stock of SAE, and commenced trading on NASDAQ as the successor to the Company's NASDAQ listing. This transaction was approved by the Company’s shareholders at the Company’s Extraordinary General Meeting on June 11, 2010.

SAE’s authorized capital consists of 50,000,000 shares of common stock, $.01 par value per share, of which the board of directors has allocated 25,000,000 shares as common stock.  As of September 1, 2011, there were 6,476,344 shares of common stock outstanding.   Each outstanding share of common stock entitles the holder thereof to one vote per share on matters submitted to a vote of stockholders.

SAE will be a United States issuer and commenced regular quarterly reporting for the first quarter ended September 30, 2011.

Issuance of New Shares or Options

Subsequent to June 30, 2011,  an aggregate of 13,832,280 ordinary shares were issued, and accordingly there were 16,475,411 shares of the Group's issued and outstanding ordinary shares as of  November 30, 2011.

The shares issued subsequent to June 30, 2011 include 10,000 shares issued to consultants in exchange for services rendered. $400,000 restricted shares were sold for cash.

Certain debt securities were partially converted into 11,422,000 ordinary shares at an average per-share price of $0.42.

The issuance of the converted debt was made pursuant to the exemption from registration provided pursuant to Section 4(2) of the Securities Act.  Management believed that such exemption was available because (i) no advertising or general solicitation was employed in offering the debt securities, (ii) the offering and sale thereof were made solely to an accredited investor, and (iii) transfer of the debt securities was restricted in accordance with the requirements of such Act.  More than one year passed between the issuance of the converted debt and its conversion into ordinary shares.  In accordance therewith, the resale of such shares was exempt from the registration thereof pursuant to the exemption provided by Rule 144.

The debt that was converted to equity included $2,750,000 from Palm Finance, $350,000 from 120dB Film and $725,000 of convertible debt, including $500,000 from Whatley and $225,000 from Eden.

Palm Finance reinvested $1,250,000 back into SAE, Inc. (PLC’s successor entity) by acquiring 125,125 shares of Series A ($10 par) preferred stock in November 2011.

On October 14, 2011, the Board of Directors of SAE Inc. were each issued 50,000 options at the market price of $0.44 a share.

On November 21, 2011 SAE, Inc. issued 2,000,000 shares to PLC in accordance with the asset transfer agreement approved by shareholders on June 11, 2011.

Letter of Intent Regarding David Michery

On November 7, 2011, the Company signed a letter of intent to acquire the music assets of David Michery for 10,000,000 shares of preferred stock subject to due diligence and Board approval.

Creditors Liquidation of SAP Plc.

PLC was placed into compulsory liquidation on November 8, 2011,  by the English Companies Court.   PLC’s  CEO, Mr. Peter Hoffman, as a director of PLC had sought an administration order but this request was denied by the Courts as a result of inter alia the opposition of Parallel Pictures LLC (‘Parallel’). The creditors are likely to be invited to appoint a licensed insolvency practitioner as liquidator.  The role of a liquidator is to realize a company’s assets for the benefit of the creditors and shareholders.  Mr. Hoffman expects that the liquidator and PLC will pursue its substantial claims against Parallel and its defenses to Parallel’s claims. Parallel has claimed in the proceedings in England and the United States that the Asset Transfer Agreement between SAE and PLC was ‘fraudulent’ and may seek additional compensation or guarantees SAE Inc.  Management believes that the Asset Transfer Agreement is a valid agreement for value and not subject to attack and that Parallel will not prevail in its claims.  Management believes it has the support of its creditors to resist these claims by Parallel which are disputed by SAE Inc. and PLC and as a result Parallel will not obtain any relief from the courts on this issue.

Certain indebtedness of PLC remained with PLC under the asset transfer agreement and will be subject to liquidation or payment in these liquidation proceedings.  PLC has been issued 2,000,000 shares of common stock of the Company in order to satisfy these obligations.

Issue of Promissory Note to RBSM LLP

On September 4, 2011, SAE Inc. issued a promissory note to RBSM LLP (“RBSM”), the Group’s prior registered accounting firm. The note guarantees that SAE Inc. will pay RBSM $150,000 on or before the six month anniversary of the note. The note bears interest of 7% per annum but this will be waived if the note is paid off within the six months. On maturity of the note if the principal and interest have not been paid in full then RBSM can convert the note into freely trading common shares with an issue price of 75% of the weighted average closing bid price per common share during the 10 days preceding the maturity date. In accordance therewith, the resale of such shares will be exempt from the registration thereof pursuant to the exemption provided by Rule 144.

Arrowhead Action

The Arrowhead Target Fund filed an action on September 22, 2010 which seeks recovery from the Group for amounts which the Group has retained under its interpretation of the relevant agreements with Arrowhead. In addition, Arrowhead makes substantial additional claims against the Group, Mr. Hoffman and Seven Arts Pictures Inc. regarding claimed breaches of the terms of the operative agreements, including failure to properly account, failure to turn over materials, failure to remit monies collected, and similar matters. The claims against the Group for these breaches of warranties for damages are $8,300,000 although Arrowhead states no basis for this amount.

The Group had moved to dismiss the action against all defendants other than Seven Arts Future Flows I LLC, which is not part of the Group.  On August 9, 2011, the New York Supreme Court granted the Group’s motion and dismissed all defendants except Seven Arts Filmed Entertainment Limited in its capacity as a collateral agent, which is not a material element of Arrowhead claim.  The Group continues to believe that Arrowhead’s claims against the Group are without substantial merit, and nothing has been accrued in the financial statements related to this claim.

HMRC Investigation

On July 19, 2011 Officers of Her Majesty’s Revenue & Customs (“HMRC”) attended the offices of Seven Arts Pictures plc (the “Company”) in London.  Documents were retained appertaining to arrangements involving the subscription for shares in a number of companies which had lost value, resulting in subscribers making claims to tax relief.

The Company’s participation in these transactions was limited to the Company’s transfer of rights to certain motion pictures to the investors in return for their investments in the production and release costs of those pictures and making available   the provision of loans to fund a portion of those investments.  The Company received no tax benefits from the transactions, which were made on arms-length terms. The Company believes that it is not a subject of the HMRC investigation.

In connection with the transactions, the Company did not make any representations or warranties to any party, including the investors, regarding any potential tax benefits related to the transactions. Prior to the closing of the transactions  the  investors obtained and made  available to the Company, an opinion of prominent Queen’s counsel, specializing in United Kingdom tax laws, that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws. The Company remains confident that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws.

HMRC has requested interviews with three officers of the Company to discuss whether those officers were involved in the arrangements for subscription of shares in the relevant companies.  The Company is fully cooperating with the investigation.  The Company believes there is no basis for any claim of responsibility of any of its officers or employees. Based on facts currently known by the Company, there is no need for it to record a contingent liability in its financial statements in connection with the investigation or the related transactions.

Board of Directors

The Board of Directors of SAE Inc. is the existing six members of the Board of Directors of the Company, plus the addition of Robert Kaiser as a Board Member and Chairman of SAE’s Audit Committee. SAE will have four members of its Board who are independent as defined by NASDAQ.

Parallel Action

On June 28, 2011, Seven Arts Pictures plc (“PLC”) filed an action in the High Court of England against Parallel Media LLC (“Parallel”) to collect sums due to PLC with respect to acquisition of distribution rights in Russia to four motion pictures and to confirm Parallel’s obligations under both a signed and unsigned investment agreement with respect to the motion picture project Winter Queen. On the same day Parallel filed a petition to wind up and liquidate PLC in the Companies Courts of England based on its claim of repayment of $1,000,000 of investment made by Parallel in Winter Queen. That winding up petition will not be heard until some unspecified date after October 10, 2011. PLC is no longer part of the Group and will file for administration under the laws of England, which management of PLC believes will be granted and which will result in the denial of Parallel’s winding up petition. The disputes between PLC and Parallel will then be resolved in this administration under English law and should not affect the results of operations of the Group. On September 19, 2011, Parallel filed a new action against PLC and Seven Arts Entertainment Inc. (“SAE”) in the Superior Court of California, asserting the same claims as in the winding up petition and seeking to enjoin the proposed administration proceedings in England. A request for a preliminary injunction was denied by the Superior Court. PLC will move to dismiss this action since all the operative agreements between PLC and Parallel include a clause requiring exclusive jurisdiction of all litigation in the courts of England.   PLC expects this motion to dismiss will be granted.

Fletcher Joint Venture

The Group entered into an agreement with BRG Investments, LLC (“BRG”), an affiliate of Fletcher Asset Management (“Fletcher”) for the investment by BRG of up to $30,000,000 in preferred stock of the Group and the formation of a joint venture to, among other things, produce and distribute motion pictures and make investments.

BRG purported to cancel the agreement in May 2011.

On October 5, 2011, the Company arranged a mutually acceptable settlement of its dispute with Fletcher arising out of an investment agreement purported terminated by Fletcher as was announced in a press release on June 7, 2011.   In the settlement with Fletcher, the Company waived all claims against Fletcher.  Fletcher agreed to acquire, and did acquire, 250,000 shares of the Company’s common stock at a price of $1.00 per share.  Fletcher received a warrant to buy an additional 100,000 shares at $1.00, Fletcher has the right within six months to buy an additional 250,000 shares of the Company’s common stock based on a volume weighted average price but no less than $1.00 or more than $1.50, and if it buys these shares, Fletcher will receive an additional warrant to buy an additional 100,000 shares of our common stock on the same terms as the warrant we have issued.  Seven Arts intends to use the proceeds of this transaction to partially fund its next motion picture production in Louisiana entitled Schism, written and to be directed by Adam Gierasch, the director of Autopsy and Night of the Demons, two recent releases by the Company.

Legal Action by Arrowhead Target Fund

The Arrowhead Target Fund has filed an action on September 22, 2010,  which seeks recovery from the Group of the monies which the Group has retained under its interpretation of the relevant agreements with Arrowhead.  In addition, Arrowhead makes substantial additional claims against the Group, Mr. Hoffman and Seven Arts Pictures Inc. regarding claimed breaches of the terms of the operative agreements, including failure to properly account, failure to turn over materials, failure to remit monies collected, and similar matters.  The claims against the Group for these breaches of warranties for damages are $8,300,000 although Arrowhead states no basis for this amount.  The Group does not believe there is any basis to the Arrowhead claims except with respect to the monies withheld by the Group based on its interpretation of the applicable agreements.  The Group intends to aggressively defend these claims but is currently in settlement discussions with Arrowhead regarding the reacquisition of the 12 motion pictures subject to the Arrowhead transaction.  However, the ultimate outcome of these claims cannot be determined at this time, and nothing has been accrued related to these claims.

New Office Lease in Los Angeles

On December 1, 2011, SAE Inc. entered into an agreement for office space in Los Angeles.     The lease is for 60 months at a monthly rate of approximately $9,500.    The office space and expense will be shared with related parties; however, SAE Inc. is joint and severally liable.